                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                  THE UBS FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:
          ------------------------------------------------------------

     3)   Filing Party:
          ------------------------------------------------------------

     4)   Date Filed:
          ------------------------------------------------------------

                                 THE UBS FUNDS

                       IMPORTANT SHAREHOLDER INFORMATION


    These materials are for a special meeting of shareholders (the "Special Meeting") of The UBS Funds (formerly, The Brinson Funds) (the "Trust"). The Special Meeting is scheduled to be held on June 19, 2002 at 10:00 a.m., Eastern time. This information will provide you with details of the proposals to be voted on at the Special Meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund(s). If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the recommendations of the Board of Trustees of the Trust on page 6 of the Proxy Statement.


    WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE TRUST WILL BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

    WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL THE TOLL FREE NUMBER 1-866-606-0465.

                                 THE UBS FUNDS

A LETTER FROM THE PRESIDENT

Dear Shareholders:


    I am writing to request that you consider a number of important matters relating to your investment in the series of The UBS Funds (formerly, The Brinson Funds) (the "Trust"). The Trust will be holding a special meeting of shareholders (the "Special Meeting") of the Trust. The Special Meeting will be held on June 19, 2002 at 10:00 a.m., Eastern time, at the offices of the Trust's principal underwriter and administrator, UBS Global Asset Management (US) Inc. (formerly, Brinson Advisors, Inc.) ("UBS Global AM"), at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114. The materials that we have included discuss the proposals to be voted on at the Special Meeting that will affect the future of the Trust and the series of the Trust (each a "Fund" or a "Series" and, collectively, the "Funds" or "Series").


    The Board of Trustees (the "Board") of the Trust recommends that shareholders of the Funds (the "shareholders") cast their votes in FAVOR of:

        1.  Electing four Trustees to the Board of the Trust;

        2. Approving the elimination of the permanent expense caps for the Funds;

        3. Approving amended Investment Advisory Agreements between the Trust, on behalf of each Fund, and UBS Global Asset Management (Americas) Inc. (formerly, Brinson Partners, Inc.) (the "Advisor");

        4.  Amending certain of the Funds' fundamental investment restrictions;
            and

        5. Eliminating certain of the Funds' fundamental investment restrictions.

           PLEASE TAKE A MOMENT TO REVIEW THIS DOCUMENT AND FILL OUT,
                    SIGN AND RETURN THE ENCLOSED PROXY CARD.

    The Board has proposed obtaining shareholder approval to elect the four current Trustees of the Trust.

    The Board has also proposed eliminating the permanent expense caps that are in place for certain Funds and replacing them with one-year contractual expense caps, to be reviewed by the Board on an annual basis. This is the approach taken by most fund complexes.

    In addition, the Board has proposed amendments to the Investment Advisory Agreements for certain Funds. The amended Investment Advisory Agreements will provide the Advisor with greater flexibility in utilizing the investment expertise of its foreign affiliates in the UBS AG investment advisory network, as well as provide the Advisor with the authority to engage sub-advisors for the Funds. The amended Investment Advisory Agreements will also permit the Advisor to seek reimbursement for fees it waived and expenses it reimbursed for a Fund, under certain conditions.

    Finally, the Board has proposed amending and/or eliminating certain of the Funds' fundamental investment policies. We believe that the recommended changes will provide additional investment flexibility for the Funds, as further described in the attached Proxy Statement. We urge you to approve these proposals, which are designed to benefit all shareholders by providing the Funds with greater flexibility in pursuing their investment objectives.

    The Proxy Statement includes a question and answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the Proxy Statement is technical and is required by the various regulations that govern the Trust and the Funds, we hope that this format will be helpful to you.

                                       Sincerely,

                                       /s/ Brian M. Storms

                                       Brian M. Storms
                                       PRESIDENT

                                       The UBS Funds

                                 THE UBS FUNDS

                            209 SOUTH LASALLE STREET
                            CHICAGO, ILLINOIS 60604

                              -------------------


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                                 THE UBS FUNDS
                            TO BE HELD JUNE 19, 2002


                              -------------------

TO THE SHAREHOLDERS OF THE UBS FUNDS

    NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS of The UBS Funds (formerly, The Brinson Funds) (the "Trust") will be held on June 19, 2002 at the offices of the Trust's principal underwriter and administrator, UBS Global Asset Management (US) Inc. (formerly, Brinson Advisors, Inc.) ("UBS Global AM"), at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114. (The special meeting is referred to in this Proxy Statement as the "Special Meeting.") Shareholders of the UBS Global Balanced Fund, UBS Global Equity Fund, UBS Global Technology Fund, UBS Global Biotech Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Equity Fund, UBS U.S. Bond Fund, UBS High Yield Fund, UBS International Equity Fund and UBS U.S. Value Equity Fund will be eligible to vote at the Special Meeting. The Special Meeting will convene at 10:00 a.m., Eastern time. The Trust proposes to mail this notice of the Special Meeting, the proxy card, and the Proxy Statement on or about
April 30, 2002, to shareholders of record as of April 2, 2002.


    The following proposals will be presented to the shareholders of the Funds (the "shareholders"):

1.  To elect four Trustees to the Board of the Trust;

2. To approve or disapprove the elimination of the permanent expense caps for the Funds (all Funds EXCEPT UBS U.S. Value Equity Fund);

3. To approve or disapprove amended Investment Advisory Agreements between the Trust, on behalf of each Fund, and UBS Global Asset Management (Americas) Inc. (formerly, Brinson Partners, Inc.) (the "Advisor");

4. To approve or disapprove amendments to the Funds' fundamental investment restrictions:

    (a) To amend the Funds' fundamental investment restrictions regarding borrowing (applies to the UBS Global Balanced Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Fund, UBS U.S. Bond Fund and UBS International Equity Fund ONLY);

    (b) To amend the Funds' fundamental investment restrictions regarding underwriting (applies to the UBS Global Balanced Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Fund, UBS U.S. Bond Fund and UBS International Equity Fund ONLY);

    (c) To amend the Funds' fundamental investment restrictions regarding lending (applies to the UBS Global Balanced Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Fund, UBS U.S. Bond Fund and UBS International Equity Fund ONLY);

    (d) To amend the Funds' fundamental investment restrictions regarding investments in real estate (applies to the UBS Global Balanced Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Fund, UBS U.S. Bond Fund and UBS International Equity Fund ONLY);

    (e) To amend the Funds' fundamental investment restrictions regarding investments in commodities (applies to the UBS Global Balanced Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Fund, UBS U.S. Bond Fund and UBS International Equity Fund ONLY);

    (f) To amend the Funds' fundamental investment restrictions regarding issuing senior securities and making short sales (applies to the UBS Global Balanced Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Fund, UBS U.S. Bond Fund and UBS International Equity Fund
          ONLY);

    (g) To amend the Funds' fundamental investment restrictions regarding industry concentration (applies to the UBS Global Balanced Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Fund, UBS U.S. Bond Fund and UBS International Equity Fund ONLY); and

    (h) To amend the Funds' fundamental investment restrictions regarding diversification (applies to the UBS Global Balanced Fund, UBS Global Equity Fund, UBS U.S. Balanced Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Bond Fund ONLY).

5. To approve the elimination of certain fundamental investment restrictions of the Funds (the following sub-proposals apply to the UBS Global Balanced Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Fund, UBS U.S. Bond Fund and UBS International Equity Fund ONLY):

    (a) To eliminate the Funds' fundamental investment restrictions regarding investing for control or management;

    (b) To eliminate the Funds' fundamental investment restrictions regarding purchasing securities on margin;

    (c) To eliminate the Funds' fundamental investment restrictions regarding investing in unseasoned issuers;

    (d) To eliminate the Funds' fundamental investment restrictions regarding investments in other investment companies;

    (e) To eliminate the Funds' fundamental investment restrictions regarding investing in puts, calls and straddles; and

    (f) To eliminate the Funds' fundamental investment restrictions regarding investments in oil, gas and/or mineral exploration or development programs or leases.

    Only those shareholders of record of the Funds at the close of business on April 2, 2002 will be entitled to notice of, and to vote on, the proposals at the Special Meeting, or at any adjournments thereof.

    Shareholders may attend in person. If you plan to attend the Special Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. Whether you will able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY OR VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET.


                                       By Order of the Board of Trustees,
                                       AMY R. DOBERMAN
                                       SECRETARY

                                       The UBS Funds

April 30, 2002

                      PLEASE RETURN YOUR PROXY IMMEDIATELY
                   TO PREVENT ADDITIONAL SOLICITATION EXPENSE

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                            --------
Questions and Answers: About the Special Meeting and the Proxy
Statement.................................................................      1

Proposal #1:  To Elect Four Trustees to the Board of the Trust............      7

Proposal #2:  Approval of the Elimination of the Permanent Expense Caps
              for the Funds...............................................     11

Proposal #3:  Approval of Amended Investment Advisory Agreements between the Trust, on behalf of each Fund, and UBS Global Asset
              Management (Americas) Inc...................................     14

Proposal #4:  Approval of Amendments to Certain of the Funds' Fundamental
              Investment Restrictions.....................................     21

       4(a):  Borrowing Money.............................................     22
       4(b):  Underwriting Securities.....................................     23
       4(c):  Lending.....................................................     24
       4(d):  Investments in Real Estate..................................     24
       4(e):  Investments in Commodities..................................     25
       4(f):  Issuing Senior Securities and Making Short Sales............     26
       4(g):  Concentration of Investments................................     27
       4(h):  Diversification of Investments..............................     28

Proposal #5:  Approval of the Elimination of Certain of the Funds'
              Fundamental Investment Restrictions.........................     29
       5(a):  Investing for Control or Management.........................     29
       5(b):  Purchasing Securities on Margin.............................     30
       5(c):  Investments in Unseasoned Issuers...........................     30
       5(d):  Investments in Other Investment Companies...................     30
       5(e):  Investing in Puts, Calls and Straddles......................     31
       5(f):  Investments in Oil, Gas and/or Mineral Exploration or
              Development Programs or Leases..............................     31

Other Business............................................................     32

Information about the Trust...............................................     32

Further Information about Voting and the Special Meeting..................     34


                                      (i)

                                 THE UBS FUNDS


                            209 SOUTH LASALLE STREET
                            CHICAGO, ILLINOIS 60604

                              -------------------

                                PROXY STATEMENT

                              -------------------

                    QUESTIONS AND ANSWERS: ABOUT THE SPECIAL
                        MEETING AND THE PROXY STATEMENT

INFORMATION ABOUT VOTING

Q.  WHO IS ASKING FOR MY VOTE?


A. The Board of Trustees (the "Board" or the "Trustees") of The UBS Funds (formerly, The Brinson Funds) (the "Trust") requests your vote on several matters in connection with the special meeting of shareholders (the "Special Meeting") of the Trust. The Special Meeting will be held at 10:00 a.m., Eastern time, on June 19, 2002, at the offices of the Trust's principal underwriter and administrator, UBS Global Asset Management (US) Inc. (formerly, Brinson Advisors, Inc.) ("UBS Global AM"), at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114. The Trust proposes to mail the Notice of the Special Meeting, the proxy card and the Proxy Statement on or about April 30, 2002, to shareholders of record as of April 2, 2002.


    The Trust was established as a Delaware business trust on December 1, 1993. This Proxy Statement relates to the fourteen (14) series of the Trust with shareholders (each a "Fund," and collectively, the "Funds"):


-   UBS Global Balanced Fund
-   UBS Global Equity Fund
-   UBS Global Technology Fund
-   UBS Global Biotech Fund
-   UBS Global Bond Fund
-   UBS U.S. Balanced Fund
-   UBS U.S. Large Cap Equity Fund
-   UBS U.S. Large Cap Growth Fund
-   UBS U.S. Small Cap Growth Fund
-   UBS U.S. Equity Fund
-   UBS U.S. Bond Fund
-   UBS High Yield Fund
-   UBS International Equity Fund
-   UBS U.S. Value Equity Fund

-------------------

  * Prior to April 8, 2002, the Funds were designated as Global Balanced Fund, U.S. Large Cap Growth Fund, Global Equity Fund, U.S. Small Cap Growth Fund, Global Technology Fund, U.S. Equity Fund, Global Biotech Fund, U.S. Bond Fund, Global Bond Fund, High Yield Fund, U.S. Balanced Fund, International Equity Fund, U.S. Large Cap Equity Fund and U.S. Value Equity Fund.


     A Fund may be referred to in this Proxy Statement as a "Series," and the Funds may be collectively called the"Series."*

    The Funds' most recent audited financial statements and Annual Report, for the fiscal year ended June 30, 2001, and most recent unaudited financial statements and Semi-Annual Report, for the period ended December 31, 2001, have been previously mailed to shareholders, and are available free of charge. If you have not received an Annual Report for the Fund(s) in which you are an investor, or would like to receive additional copies, free of charge, please write the Trust at the address on the cover page of this Proxy Statement, or call the Trust at 1-800-448-2430, and the Reports and financial statements will be sent to you by first-class mail within three business days.


Q.  WHO IS ELIGIBLE TO VOTE?


A. Shareholders of record of the Funds at the close of business on April 2, 2002 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.


GENERAL INFORMATION ABOUT THE PROPOSALS

Q.  WHAT IS BEING VOTED ON AT THE SPECIAL MEETING?

A. The Board is asking shareholders of the Funds (the "shareholders") to vote on the following proposals affecting the Funds:


PROPOSAL #                                          PROPOSAL DESCRIPTION                        APPLICABLE FUNDS
----------                                          --------------------                        ----------------
                   1                      To elect four Trustees to the Board of    All Funds
                                          the Trust

                   2                      To approve the elimination of the         UBS Global Balanced Fund, UBS Global
                                          permanent expense caps for the Funds      Equity Fund, UBS Global Technology Fund,
                                                                                    UBS Global Biotech Fund, UBS Global Bond
                                                                                    Fund, UBS U.S. Balanced Fund, UBS U.S.
                                                                                    Large Cap Equity Fund, UBS U.S. Large
                                                                                    Cap Growth Fund, UBS U.S. Small Cap
                                                                                    Growth Fund, UBS U.S. Equity Fund, UBS
                                                                                    U.S. Bond Fund, UBS High Yield Fund and
                                                                                    UBS International Equity Fund

                   3                      To approve amended Investment Advisory    All Funds
                                          Agreements between the Trust, on behalf
                                          of each Fund, and the Advisor

                   4                      To amend certain Funds' fundamental
                                          investment restrictions:

PROPOSAL #                                          PROPOSAL DESCRIPTION                        APPLICABLE FUNDS
----------                                          --------------------                        ----------------
                  4(a)                    Regarding borrowing                       UBS Global Balanced Fund, UBS Global
                                                                                    Equity Fund, UBS Global Bond Fund, UBS
                                                                                    U.S. Balanced Fund, UBS U.S. Large Cap
                                                                                    Equity Fund, UBS U.S. Equity Fund, UBS
                                                                                    U.S. Bond Fund and UBS International
                                                                                    Equity Fund

                  4(b)                    Regarding underwriting securities         Same Funds as listed above for Proposal
                                                                                    #4(a)

                  4(c)                    Regarding lending                         Same Funds as listed above for Proposal
                                                                                    #4(a)

                  4(d)                    Regarding investments in real estate      Same Funds as listed above for Proposal
                                                                                    #4(a)

                  4(e)                    Regarding investments in commodities      Same Funds as listed above for Proposal
                                                                                    #4(a)

                  4(f)                    Regarding issuing senior securities and   Same Funds as listed above for Proposal
                                          making short sales                        #4(a)

                  4(g)                    Regarding industry concentration          Same Funds as listed above for Proposal
                                                                                    #4(a)

                  4(h)                    Regarding diversification of investments  UBS Global Balanced Fund, UBS Global
                                                                                    Equity Fund, UBS U.S. Balanced Fund, UBS
                                                                                    U.S. Large Cap Equity Fund and UBS U.S.
                                                                                    Bond Fund

                   5                      To eliminate certain of the Funds'
                                          fundamental investment restrictions:

                  5(a)                    Regarding investing for control or        UBS Global Balanced Fund, UBS Global
                                          management                                Equity Fund, UBS Global Bond Fund, UBS
                                                                                    U.S. Balanced Fund, UBS U.S. Large Cap
                                                                                    Equity Fund, UBS U.S. Equity Fund, UBS
                                                                                    U.S. Bond Fund and UBS International
                                                                                    Equity Fund

                  5(b)                    Regarding purchasing securities on        Same Funds as listed above for Proposal
                                          margin                                    #5(a)

                  5(c)                    Regarding investing in unseasoned         Same Funds as listed above for Proposal
                                          issuers                                   #5(a)

                  5(d)                    Regarding investments in other            Same Funds as listed above for Proposal
                                          investment companies                      #5(a)

                  5(e)                    Regarding investing in puts, calls and    Same Funds as listed above for Proposal
                                          straddles                                 #5(a)

                  5(f)                    Regarding investments in oil, gas and/or  Same Funds as listed above for Proposal
                                          mineral exploration or development        #5(a)
                                          programs or leases


    At its meeting on August 28, 2001, the Board considered and approved the elimination of the permanent expense caps for the Funds. At that meeting, the Board also reviewed and approved the proposed changes to the fundamental investment restrictions of certain Funds. At meetings of the Board held on August 28, 2001 and December 13, 2001, the Board considered amendments to the Investment Advisory Agreements for the Funds. The Board approved each of the amended Investment Advisory Agreements, and recommended that the Agreements be submitted for shareholder approval. Each of the proposed Investment Advisory Agreements and changes are subject to shareholder approval. At a special meeting held on February 15, 2002, the Board also approved submitting a proposal to shareholders for the election of the four Trustees. The purposes of the Special Meeting are set forth in the accompanying Notice.

Q.  HOW DO THE TRUSTEES RECOMMEND THAT I VOTE ON THESE PROPOSALS?

A.   The Trustees recommend that shareholders vote FOR each proposal.

INFORMATION REGARDING PROPOSAL #1

Q   WHO AM I BEING ASKED TO ELECT AS TRUSTEES TO THE BOARD OF THE TRUST?

A.   Shareholders are being asked to elect the four current Trustees of the
     Trust: Walter E. Auch, Frank K. Reilly, Edward M. Roob and Brian M. Storms.

INFORMATION REGARDING PROPOSAL #2

Q. WHY IS MANAGEMENT PROPOSING THE ELIMINATION OF THE PERMANENT EXPENSE CAPS FOR THE FUNDS?


A. Each Fund, except for UBS U.S. Value Equity Fund, is subject to an expense cap pursuant to which the Advisor agreed to permanently waive its fees and reimburse certain expenses in order to limit total operating expenses to a set rate for each Fund. Management is proposing to eliminate the permanent expense caps for the Funds and institute one-year contractual expense caps in their place. Management is proposing this change to better align the Funds with their current retail focus and because the permanent nature of the expense caps is no longer appropriate, considering the current and proposed target shareholder base for the Funds' shares.


Q.  WHAT HAPPENS IF THE PERMANENT EXPENSE CAPS ARE ELIMINATED?


A. If shareholders approve the elimination of the permanent expense caps for the Funds, the Advisor will put in place one-year contractual expense caps at rates identical to the permanent expense caps. The continuation of the one-year contractual expense cap for each Fund will be reviewed by the Board each year.


INFORMATION REGARDING PROPOSAL #3


Q. WHY IS MANAGEMENT PROPOSING AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENTS FOR CERTAIN FUNDS TO PERMIT THE ADVISOR TO UTILIZE INVESTMENT PERSONNEL OF ITS FOREIGN AFFILIATES?

A. Depending on the Fund, the Funds' current Investment Advisory Agreements either do not explicitly allow any exchange, or only allow a limited exchange, of information between the Advisor and its foreign affiliates in managing the assets of the Funds. By amending the Investment Advisory Agreements to explicitly permit the Advisor to utilize the investment personnel associated with its foreign affiliates, the Advisor will have the opportunity to take advantage of the investment expertise of its foreign affiliates in managing certain assets of the Funds.

Q. WHY IS MANAGEMENT PROPOSING AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENTS FOR CERTAIN FUNDS THAT WILL PROVIDE THE ADVISOR WITH THE AUTHORITY TO ENGAGE SUB-ADVISORS?

A. The current Investment Advisory Agreements for certain Funds do not explicitly permit the Advisor to engage the services of sub-advisors. Although the Advisor does not currently contemplate engaging sub-advisors for these Funds, the amended Investment Advisory Agreement will provide the Advisor with the future flexibility to enter into a sub-advisory arrangement for a Fund upon its approval by the Board and, if necessary, the Fund's shareholders.

Q. WHY IS MANAGEMENT PROPOSING AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENTS FOR CERTAIN FUNDS TO ALLOW THE ADVISOR TO BE REIMBURSED FOR FEES IT WAIVED AND EXPENSES IT REIMBURSED PURSUANT TO THE EXPENSE CAP ARRANGEMENTS FOR THE FUNDS?

A. Certain Funds' current Investment Advisory Agreements do not contain a reimbursement provision that allows the Advisor, in connection with its expense cap arrangements with the Funds, to be reimbursed by a Fund for previously waived fees and assumed expenses during a year that the Fund's expenses are below its expense cap. Each amended Investment Advisory Agreement will include a reimbursement provision, which is common in the mutual fund industry for such expense cap arrangements.


Q. WILL THESE CHANGES TO THE FUNDS' INVESTMENT ADVISORY AGREEMENTS AFFECT THE FEES AND EXPENSES CHARGED TO SHAREHOLDERS?


A. The proposed amended Investment Advisory Agreement for each Fund will not include an increase in the rate of the advisory fees payable to the Advisor. The reimbursement provision in each amended Investment Advisory Agreement, however, will provide the Advisor with the ability to be reimbursed by a Fund for fees and expenses that it waives or reimburses under the Fund's expense cap arrangement in a year that the Fund's total expenses are less than its expense cap. The Investment Advisory Agreements for the Funds, other than the Agreements for UBS Global Technology Fund, UBS Global Biotech Fund and UBS U.S. Value Equity Fund, do not currently permit the Advisor to be reimbursed for previously waived or reimbursed fees and expenses. In a year that the Advisor is reimbursed for previously waived fees and reimbursed expenses, a Fund's expenses for that year will be greater under the amended Investment Advisory Agreement, which includes the reimbursement provision, than they would have been under the current Investment Advisory Agreement, which does not include a reimbursement provision.


INFORMATION REGARDING PROPOSALS #4 AND #5

Q. WHY AM I BEING ASKED TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF CERTAIN FUNDS?

A. Certain of the Funds' fundamental investment restrictions were adopted in response to state laws that are no longer applicable, or to market conditions that no longer exist, and thus may be overly restrictive. Approval of the proposed amendment of these fundamental restrictions will provide the Funds with greater investment flexibility within the boundaries imposed by applicable law. The proposed changes are not expected to have any immediate effect on the manner in which the Funds are managed.

Q. WHY AM I BEING ASKED TO APPROVE THE ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS OF CERTAIN FUNDS?

A. Several of the Funds' current fundamental investment restrictions reflect past regulatory, business or industry conditions, and practices or requirements that are outdated, unnecessary or potentially burdensome. Approval of the proposals to eliminate certain investment restrictions initially will not result in any immediate changes to the management of the Funds, but will provide the Funds with greater flexibility to pursue their investment goals.

Q. ARE THERE ANY PROPOSALS THAT WILL IMPACT THE FUNDS' INVESTMENT POLICIES OR LIMITATIONS?

A. Yes. Although none of the proposed changes to the Funds' investment restrictions is expected to materially impact the day-to-day management of the Funds, it is proposed that certain of the Funds' investment restrictions that are "fundamental" (that is, those that cannot be changed without shareholder approval) be amended or eliminated. If these proposals are approved by shareholders, the Advisor and the Board will have more flexibility to respond to future developments by changing the Funds' investment policies in a manner intended to achieve the Funds' investment goals without obtaining shareholder approval. Shareholders, of course, will be informed of any significant changes to the Funds' investment restrictions before such changes are implemented, and any additional amendments to the fundamental investment restrictions will be required to be submitted to shareholders, for their approval. These proposals are intended only to eliminate the cost and delay of seeking shareholder approval for changes in investment restrictions that would not otherwise require convening a shareholder meeting. Given the minimal impact of these changes on the day-to-day management of the Funds, shareholder approval of these proposals is not expected to increase the Funds' overall level of risk.


ADDITIONAL INFORMATION REGARDING THE PROPOSALS

Q.  WHEN WILL THE PROPOSALS TAKE EFFECT IF THEY ARE APPROVED?


A. If Proposal #2 is approved, the permanent expense caps for the Funds will be eliminated on July 1, 2002. The other proposals will become effective immediately upon approval of the shareholders.


Q.  HOW DO I VOTE MY SHARES?


A.   You may vote your shares: (i) in person, by attending the Special Meeting;
     (ii) by mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; (iii) by fax, by faxing both sides of the proxy card, signed and dated, to 1-888-796-9932; (iv) by telephone, by calling 1-800-597-7836; or (v) via the Internet, at https://vote.proxy-direct.com, using the control number that appears on your proxy card.


    Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of Proposals #1 through #5, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for any of Proposals #1 through #5, your shares will be voted by the proxies as follows:

    -  IN FAVOR of the election of the four Trustees (Proposal #1);

    - IN FAVOR of eliminating the permanent expense caps for the Funds (Proposal #2);


    - IN FAVOR of the amended Investment Advisory Agreements between the Trust, on behalf of each Fund, and the Advisor (Proposal #3);


    - IN FAVOR of amending the fundamental investment restrictions that apply to the Funds (Proposals #4(a)-#4(h)); and

    - IN FAVOR of eliminating the fundamental investment restrictions that apply to the Funds (Proposals #5(a)-#5(f)).

Q.  IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

A. You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Trust a written revocation; or (2) forwarding a later-dated proxy that is received by the Trust at or prior to the Special Meeting; or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Special Meeting to be held.

                                 THE PROPOSALS

PROPOSAL #1:  TO ELECT FOUR TRUSTEES TO THE BOARD OF THE TRUST

WHO ARE SHAREHOLDERS BEING ASKED TO ELECT AS TRUSTEES?


    Management has proposed the election of Walter E. Auch, Frank K. Reilly, Edward M. Roob and Brian M. Storms (collectively the "Nominees") to the Board of Trustees of the Trust. Each Nominee is currently a member of the Board.
Messrs. Auch, Reilly and Roob have served in their capacities as Trustees of the Trust since May 1994, December 1993 and February 1995, respectively, and were last elected by shareholders of the Trust on February 17, 1995. Mr. Storms was appointed to the Board in May 2001 to fill the vacancy that resulted from the resignation of Andrew J. O'Reilly. Mr. Storms (the "Interested Trustee") is considered an "interested person" of the Trust as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act"), due to the positions he holds with the Advisor and its affiliates. Messrs. Auch, Reilly and Roob (collectively, the "Independent Trustees") are not considered "interested persons" under the 1940 Act. Messrs. Auch, Reilly and Roob currently serve on the Audit Committee of the Board of the Trust.

    All Nominees have consented to serve if elected. If elected, each Nominee will hold office without limit in time until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed, or until the next meeting of shareholders to elect Trustees and the election and qualification of his successor. Election of a Trustee is by a plurality vote, which means that the four individuals receiving the greatest number of votes at the Special Meeting will be deemed to be elected. If each of the four Nominees is elected, they will constitute the entire Board of the Trust. If Mr. Storms should withdraw or otherwise become unavailable for election, a substitute nominee shall be selected by management. If any of the Nominees who are Independent Trustees should withdraw or otherwise become unavailable for election, the selection of a substitute nominee shall be made by a majority of the Independent Trustees.


    Listed in the tables below, for each Nominee, is a brief description of the Nominee's experience as a Trustee of the Trust and as a director or trustee of other funds, as well as other recent professional experience:

INDEPENDENT TRUSTEES


                                             TERM OF
                                            OFFICE(1)
                             POSITIONS      AND LENGTH                                NUMBER OF PORTFOLIOS IN
                           HELD WITH THE     OF TIME        PRINCIPAL OCCUPATIONS      FUND COMPLEX OVERSEEN
NAME, ADDRESS AND AGE          TRUST          SERVED       DURING THE PAST 5 YEARS         BY NOMINEE(2)
---------------------      -------------    ----------     -----------------------    -----------------------
Walter E. Auch                Trustee     Trustee since   Retired; prior thereto,    39 portfolios in two
  6001 N. 62nd Place                           1994       Chairman and CEO of        registered investment
  Paradise Valley, AZ                                     Chicago Board of Options   companies advised by the
  85253                                                   Exchange 1979-1986.        Advisor
  Age: 80                                                 Trustee, UBS
                                                          Supplementary Trust since
                                                          1997.


                           OTHER DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE             BY NOMINEE
---------------------      ------------------------
Walter E. Auch             Trustee, Advisors
  6001 N. 62nd Place       Series Trust since 1997
  Paradise Valley, AZ      (16 portfolios); Trustee,
  85253                    Smith Barney Fund Complex
  Age: 80                  since 1992 (27
                           portfolios); Trustee,
                           Nicholas Applegate
                           Institutional Funds since
                           1992 (19 portfolios);
                           Trustee, Banyan Strategic
                           Realty Trust since 1988;
                           Director, Express America
                           Holdings Corp. since
                           1992; and Director,
                           Semele Group Inc. since
                           1987.

                                             TERM OF
                                            OFFICE(1)
                             POSITIONS      AND LENGTH                                NUMBER OF PORTFOLIOS IN
                           HELD WITH THE     OF TIME        PRINCIPAL OCCUPATIONS      FUND COMPLEX OVERSEEN
NAME, ADDRESS AND AGE          TRUST          SERVED       DURING THE PAST 5 YEARS         BY NOMINEE(2)
---------------------      -------------    ----------     -----------------------    -----------------------
Frank K. Reilly            Chairman and   Trustee since   Professor, University of   40 portfolios in three
  College of Business         Trustee          1993       Notre Dame since 1982;     registered investment
  Administration                                          Trustee, UBS               companies advised by the
  University of Notre                                     Supplementary Trust since  Advisor
  Dame                                                    1997; and Director,
  Notre Dame, IN 46556                                    Battery Park Funds Inc.
  Age: 66                                                 (1995-2001).
Edward M. Roob                Trustee     Trustee since   Retired; prior thereto,    40 portfolios in three
  841 Woodbine Road                            1995       Senior Vice President,     registered investment
  Northbrook, IL 60002                                    Daiwa Securities America   companies advised by the
  Age: 67                                                 Inc. 1986-1993; Trustee,   Advisor
                                                          UBS Supplementary Trust
                                                          since 1997; Director,
                                                          Brinson Trust Company
                                                          since 1993; and Committee
                                                          Member, Chicago Stock
                                                          Exchange 1993-1999.
INTERESTED TRUSTEE
Brian M. Storms             Trustee and    Trustee and    Chief Operating Officer    39 portfolios in two
  51 W. 52nd Street          President      President     since September 2001 and   registered investment
  16th Floor                                since 2001    President of UBS Global    companies advised by the
  New York, NY 10019                                      AM since March 1999.       Advisor
  Age: 47                                                 Director, President and
                                                          Chief Operating Officer
                                                          of the Advisor since
                                                          October 2001. President
                                                          and Chief Operating
                                                          Officer of UBS Global
                                                          Asset Management (New
                                                          York) Inc. since October
                                                          2001. Chief Executive
                                                          Officer of UBS Global AM
                                                          (2000-2001); President,
                                                          Prudential Investments
                                                          (1996-1999); President,
                                                          Prudential mutual annuity
                                                          and managed money
                                                          businesses (1996-1998);
                                                          and Managing Director,
                                                          Fidelity Investments
                                                          (prior to 1996). Trustee,
                                                          UBS Supplementary Trust
                                                          since 2001. Mr. Storms is
                                                          president of 22 other
                                                          investment companies
                                                          (consisting of 46
                                                          portfolios) for which UBS
                                                          Global AM, the Advisor,
                                                          UBS PaineWebber or one of
                                                          their affiliates serves
                                                          as an investment advisor,
                                                          sub-advisor or manager.


                           OTHER DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE             BY NOMINEE
---------------------      ------------------------
Frank K. Reilly            Director, Discover Bank
  College of Business      since 1993; Director,
  Administration           Morgan Stanley Trust, FSB
  University of Notre      since 1996; and Director,
  Dame                     NIBCO, Inc. since 1993.
  Notre Dame, IN 46556
  Age: 66
Edward M. Roob             Trustee, CCM Fund Complex
  841 Woodbine Road        since 2001 (9
  Northbrook, IL 60002     portfolios).
  Age: 67
INTERESTED TRUSTEE
Brian M. Storms            None
  51 W. 52nd Street
  16th Floor
  New York, NY 10019
  Age: 47


-------------------

(1)  Each Trustee holds office for an indefinite term.


(2) Each Nominee currently serves on the Board of the Trust and the Board of Trustees of UBS Relationship Funds. Messrs. Reilly and Roob also serve on the Board of Directors of Fort Dearborn Income Securities, Inc.

    The tables below provide information concerning the dollar range of shares that the Nominees owned in the Funds and in the other funds overseen by the Nominees in the Family Funds as of March 31, 2002:

INDEPENDENT TRUSTEES



                                                                          AGGREGATE DOLLAR RANGE
                                                                        OF EQUITY SECURITIES IN ALL
                                                                             FUNDS OVERSEEN BY
                                             DOLLAR RANGE OF EQUITY          NOMINEE IN FAMILY
NAME OF NOMINEE                             SECURITIES IN THE FUNDS              FUNDS(1)
---------------                             -----------------------     ---------------------------
Walter E. Auch..........................  UBS Equity Fund (Class Y)--       $10,001 to $50,000
                                          $10,001 to $50,000
Frank K. Reilly.........................  UBS Global Balanced Fund             Over $100,000
                                          (Class Y)--over $100,000
                                          UBS Small Cap Growth Fund
                                          (Class Y)--less than $10,000
Edward M. Roob..........................  UBS Global Balanced Fund             Over $100,000
                                          (Class Y)--over $100,000



INTERESTED TRUSTEE



                                                                    AGGREGATE DOLLAR RANGE
                                                                  OF EQUITY SECURITIES IN ALL
                                          DOLLAR RANGE OF EQUITY       FUNDS OVERSEEN BY
                                            SECURITIES IN THE          NOMINEE IN FAMILY
NAME OF NOMINEE                                   FUNDS                    FUNDS(1)
---------------                           ----------------------  ---------------------------
Brian M. Storms.........................            $0                        $0



-------------------

(1) This represents the aggregate dollar value of the shares owned by each Trustee in the registered investment companies in the Family Funds for which the Trustee serves as a director or trustee. The Family Funds include funds for which the Advisor is the investment advisor or UBS Global AM is the principal underwriter.


HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

    The role of the Trustees is to provide general oversight of each Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. During the fiscal year ended June 30, 2001, there were four meetings of the Board, and each Trustee then in office attended at least 75% of these meetings.


    The Audit Committee of the Board met once during the fiscal year ended June 30, 2001. Each Trustee who serves on the Audit Committee attended that meeting. The Audit Committee has the responsibility, among other things, to:
(i) recommend the selection of the Trust's independent auditors; (ii) review and approve the scope of the independent auditors' audit activity; (iii) review the audited financial statements; and (iv) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal controls. The Board has no separate nominating or investment committee.


    The Trust pays each Independent Trustee a fee of $6,000 per year, plus $300 per Fund per meeting, and reimburses each Trustee for out-of-pocket expenses in connection with travel and attendance at Board meetings. The table below includes certain information concerning the compensation of the Independent Trustees for the fiscal year ended June 30, 2001:


                                          AGGREGATE COMPENSATION  TOTAL COMPENSATION
                                            FROM THE TRUST FOR      FROM THE TRUST
                                            FISCAL YEAR ENDED      AND FUND COMPLEX
NAME OF TRUSTEE*                             JUNE 30, 2001**      PAID TO TRUSTEES***
----------------                          ----------------------  -------------------
Walter E. Auch..........................         $21,600                $49,200
Frank K. Reilly.........................          21,600                 61,800
Edward M. Roob..........................          21,600                 62,500


-------------------

  * Mr. Storms did not receive any compensation from the Trust for the fiscal year ended June 30, 2001.


 ** This amount represents the aggregate amount of compensation paid to the Independent Trustees for service on the Board for the Trust's fiscal year ended June 30, 2001.

*** This amount represents the aggregate amount of compensation paid to the Independent Trustees for service on the Boards of Trustees/Directors of four investment companies (including the Trust) managed by the Advisor for the fiscal year ended June 30, 2001, with respect to Messrs. Reilly and Roob, and three investment companies managed by the Advisor for the fiscal year ended June 30, 2001, with respect to Mr. Auch.

WHO ARE THE TRUST'S INDEPENDENT AUDITORS AND WHAT WERE THEY PAID LAST YEAR?

SELECTION OF INDEPENDENT AUDITORS

    Upon the recommendation of the Audit Committee, the Board selected the firm of Ernst & Young LLP ("E&Y") as independent auditors of the Trust for the current fiscal year. Representatives of E&Y are not expected to be present at the Special Meeting.

AUDIT FEES

    The aggregate fees paid to E&Y in connection with the annual audit of the Trust's financial statements for the fiscal year ended June 30, 2001 were $384,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    E&Y did not render any services with respect to financial information systems design and implementation during the fiscal year ended June 30, 2001 to the Trust or entities affiliated with the Trust that provide services to the Trust.

ALL OTHER FEES

    The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by E&Y to the Trust or entities affiliated with the Trust that provide services to the Trust for the fiscal year ended
June 30, 2001 were $21,400. The Audit Committee of the Trust has determined that provision of these non-audit services is compatible with maintaining the independence of E&Y.


WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?


    The Trustees elect the officers of Trust, who are responsible for administering the day-to-day operations of the Funds. The following individuals are executive officers of the Trust: Brian M. Storms, Amy R. Doberman, Paul H. Schubert, David E. Floyd, Joseph T. Malone and Mark F. Kemper. In addition to being executive officers of the Trust, these individuals are also officers and/or employees of the Advisor or UBS Global AM. None of these individuals receives compensation from the Trust for services to the Trust. Exhibit A of this Proxy Statement provides information about these officers, including certain biographical information, the positions they hold with the Trust and their principal occupations over the past five years.

WHAT APPROVALS ARE REQUIRED TO ELECT THE NOMINEES?

    The Nominees will be elected by a plurality of votes cast by shareholders of the Trust, regardless of the votes of the individual Funds. This means that the Nominees receiving the largest number of votes will be elected to fill the four available Board positions.

                        THE BOARD OF TRUSTEES RECOMMENDS
              THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE FOUR
           NOMINEES DESCRIBED IN PROPOSAL #1 AS TRUSTEES OF THE TRUST

PROPOSAL #2:  APPROVAL OF THE ELIMINATION OF THE PERMANENT EXPENSE CAPS FOR THE
              FUNDS


    THIS PROPOSAL APPLIES TO EACH FUND EXCEPT UBS U.S. VALUE EQUITY FUND.


WHY ARE SHAREHOLDERS BEING ASKED TO ELIMINATE THE PERMANENT EXPENSE CAPS FOR THE FUNDS?


    When each Fund was organized, the Advisor agreed to permanently waive its fees and reimburse certain expenses to limit the total operating expenses (excluding 12b-1 fees) of the Funds to the rates set forth in the following chart:



FUNDS                                               EXPENSE CAP
-----                                               -----------
UBS Global Balanced Fund..........................      1.10%
UBS Global Equity Fund............................      1.00%
UBS Global Technology Fund........................      1.55%
UBS Global Biotech Fund...........................      1.30%
UBS Global Bond Fund..............................      0.90%
UBS U.S. Balanced Fund............................      0.80%
UBS U.S. Large Cap Equity Fund....................      0.80%
UBS U.S. Large Cap Growth Fund....................      0.80%
UBS U.S. Small Cap Growth Fund....................      1.15%
UBS U.S. Equity Fund..............................      0.80%
UBS U.S. Bond Fund................................      0.60%
UBS High Yield Fund...............................      0.70%
UBS International Equity Fund.....................      1.00%



    At the time that the permanent expense caps were put in place for the Funds, the Funds were being offered almost exclusively to specific types of institutional shareholders, such as foundations and endowments. When instituted, these permanent expense caps were appropriate in order for the Funds to compete effectively in this institutional market. In addition, these institutional shareholders provided the Funds with a relatively stable asset base that made managing the Funds easier than managing funds offered to a more diverse group of shareholders.

    As a result of two mergers that have occurred over the past five years, the shareholder base of the Funds has changed. In 1998, the Union Bank of Switzerland and Swiss Bank Corporation merged, with the Advisor becoming a subsidiary of UBS AG. In 2000, UBS AG acquired PaineWebber. With the consolidation of operations and distribution resources that have resulted from the mergers, the market for the Funds has evolved to include other types of institutional investors and, more recently, to include retail investors. Because the Funds are now being offered to a broader variety of shareholders, particularly retail investors, the reasons for retaining the permanent expense caps no longer exist.

    Shareholders of the Funds are being asked to eliminate the permanent expense caps for their Funds, which the Advisor will replace with one-year contractual expense caps at rates that are IDENTICAL to those listed in the chart above. In the mutual fund industry generally, and in the retail mutual fund industry in particular, expense caps more commonly are for a limited duration. Contractual expense caps typically are implemented at the introduction of a new fund, in order to mitigate the impact that the fund's start-up costs may have on the fund's initial shareholders. At the conclusion of the contractual period of the expense cap, the investment advisor, subject to board approval, then makes a determination as to whether the expense cap should be continued for an additional contractual period of time and the board approves any such continuation of the expense cap. Eliminating the permanent nature of the expense caps for the Funds will allow the Advisor, at the end of the one-year contractual period, to determine the appropriateness of the expense cap for each Fund in light of changes in market and economic conditions. This will give the Advisor the opportunity to ensure that the amount of fees and expenses that each Fund is responsible for paying remains at a competitive level that also is sufficient to enable the Advisor to continue to provide both quality investment management and shareholder services for the Fund.

    In deciding to authorize the submission to shareholders of the proposal to approve the elimination of the permanent expense caps, the Board considered that the Funds have broadened their marketing focus since the dates when the permanent expense caps were originally put in place, to include a more diverse group of institutional investors, along with retail investors. The Board noted that the permanent expense caps were initially put in place in order to compete in a specific institutional market that included foundations and endowments. The Board also noted that these institutional investors provided a relatively stable asset base, which made the Funds easier to manage. The Board considered that because the Funds have been repositioned as retail funds, the reasons for the permanent expense caps have been eliminated. The Board also noted that the permanent expense cap for each Fund would be replaced with a one-year contractual expense cap, at an identical rate to the current expense cap, and that the expense cap for each Fund would be reviewed each year. Finally, the Board considered that the proposed one-year contractual expense cap methodology for the Funds more closely resembles standard expense cap arrangements implemented by other retail investment companies.


WHAT HAPPENS IF SHAREHOLDERS APPROVE THE ELIMINATION OF THE PERMANENT EXPENSE CAPS?


    If shareholders of the Funds approve the elimination of the permanent expense caps, the current expense caps will be replaced with one-year contractual expense caps pursuant to which the Advisor will agree to waive its fees and reimburse expenses at the current expense cap levels for a one-year period from July 1, 2002 to June 30, 2003. Thereafter, the expense cap for each Fund will be reviewed each year, at which time its continuation will be considered and discussed by the Advisor and the Board.


HOW WILL THE FEES AND EXPENSES THAT THE FUNDS PAY BE AFFECTED BY THE ELIMINATION OF THE PERMANENT EXPENSE CAPS?

    If the permanent expense caps are eliminated, the fees and expenses that the Funds are responsible for paying will not increase for the current fiscal year because the permanent expense caps will be replaced by one-year contractual expense caps at identical rates. However, at the conclusion of the one-year period, the amount of fees and expenses paid by a Fund may increase. To illustrate the difference between Fund expenses with and without ANY expense cap in place, the chart below shows the total operating expenses before waivers and/or reimbursements and after waivers and/or reimbursements for the Class Y shares of each Fund during the fiscal year ended June 30, 2001.


                                          EXPENSES BEFORE  EXPENSES AFTER
                                             WAIVERS/         WAIVERS/
FUNDS                                     REIMBURSEMENTS   REIMBURSEMENTS
-----                                     ---------------  --------------
UBS Global Balanced Fund................         1.05%            1.05%
UBS Global Equity Fund..................         1.12%            1.00%
UBS Global Technology Fund..............         4.60%            1.55%
UBS Global Biotech Fund.................         3.86%            1.30%
UBS Global Bond Fund....................         1.12%            0.90%
UBS U.S. Balanced Fund..................         1.14%            0.80%
UBS U.S. Large Cap Equity Fund..........         2.03%            0.80%
UBS U.S. Large Cap Growth Fund..........         1.34%            0.80%
UBS U.S. Small Cap Growth Fund..........         1.23%            1.15%
UBS U.S. Equity Fund....................         0.92%            0.80%
UBS U.S. Bond Fund......................         0.73%            0.60%
UBS High Yield Fund.....................         0.89%            0.70%
UBS International Equity Fund...........         1.06%            1.00%



    The "Expenses and Fee Tables" for each Fund describing the fees and expenses that a shareholder pays directly or indirectly as an investor in the Fund, both under the permanent expense cap and the one-year contractual expense cap, are provided in Exhibit B to this Proxy Statement. The information contained in the "Expenses and Fee Tables" is identical under both the permanent and contractual expense caps. Also provided in Exhibit B is the "Expense Example" for each Fund, showing the costs of investing in the Fund, based on a hypothetical $10,000 investment by a shareholder if the shareholder held his or her shares for the periods of 1, 3, 5 or 10 years. The Expense Examples are provided for each Fund showing the hypothetical costs under both the current permanent expense cap and the proposed one-year contractual expense cap. The "Expense Example" for a Fund under the permanent expense cap reflects the costs of investing in the Fund for a shareholder if the current expense cap rate remained in place for the entire 10-year period. The "Expense Example" for a Fund under the one-year contractual expense cap shows the costs of investing in the Fund with the contractual expense cap in place for the one-year period but assumes that no expense cap was in place at the conclusion of the one-year period. Therefore, the costs shown for the 3, 5 and 10 year periods under the "Expense Example" for the one-year contractual expense cap are greater than those shown for those periods under the "Expense Example" for the permanent expense cap.

    For certain information regarding the Funds' current Investment Advisory Agreements and the proposed amended Investment Advisory Agreements, please refer to Proposal #3 in this Proxy Statement.


WHAT APPROVALS ARE REQUIRED TO ELIMINATE THE PERMANENT EXPENSE CAPS?


    The elimination of the permanent expense cap amounts to an amendment to each Fund's investment advisory agreement as it relates to a potential change in contractual arrangements. Consequently, the approval of the elimination of the permanent expense cap for each Fund requires the approval of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote of the lesser of:
(A) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a "Majority Vote").


                        THE BOARD OF TRUSTEES RECOMMENDS
               THAT SHAREHOLDERS VOTE FOR THE ELIMINATION OF THE
                             PERMANENT EXPENSE CAPS

PROPOSAL #3:  APPROVAL OF AMENDED INVESTMENT ADVISORY AGREEMENTS, BETWEEN THE
              TRUST, ON BEHALF OF EACH FUND, AND THE ADVISOR


WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE AMENDED INVESTMENT ADVISORY AGREEMENTS FOR THE FUNDS?


    The Advisor provides portfolio management, research and analysis for the Funds pursuant to separate Investment Advisory Agreements (collectively the "Current Agreements," and individually, a "Current Agreement"). Shareholders are being asked to approve the replacement of each Fund's Current Agreement with an amended Investment Advisory Agreement (each an "Amended Agreement" and collectively, the "Amended Agreements") between the Trust and the Advisor. Depending on the Fund, an Amended Agreement is being proposed to revise or add at least one, but not more than three, material provisions to the Agreement. The provisions include: (i) the authority to engage sub-advisors for the Fund (the "Sub-Advisor Provision"); (ii) the utilization of foreign affiliates by the Advisor in the management of the Fund (the "Foreign Affiliate Provision"); and
(iii) the ability for the Advisor to be reimbursed for previously waived fees and reimbursed expenses (the "Reimbursement Provision"). The differences between the Current Agreements and the Amended Agreements with regard to these three provisions are discussed below.

    The following table lists which provisions will be revised or added to a Fund's Current Agreement if shareholders of the Fund approve an Amended Agreement for the Fund:



                                      FOREIGN
                                     AFFILIATE  SUB-ADVISOR  REIMBURSEMENT
FUND                                 PROVISION   PROVISION     PROVISION
----                                 ---------  -----------  -------------
UBS U.S. Large Cap Growth Fund.....      X                         X
UBS U.S. Small Cap Growth Fund.....      X                         X
UBS High Yield Fund................      X                         X
UBS Global Technology Fund.........      X
UBS Global Biotech Fund............      X
UBS Global Balanced Fund...........      X           X             X
UBS Global Equity Fund.............      X           X             X
UBS Global Bond Fund...............      X           X             X
UBS International Equity Fund......      X           X             X
UBS U.S. Balanced Fund.............      X           X             X
UBS U.S. Bond Fund.................      X           X             X
UBS U.S. Large Cap Equity Fund.....      X           X             X
UBS U.S. Value Equity Fund.........      X           X
UBS U.S. Equity Fund...............      X           X             X



    The Current Agreement relating to the UBS Global Bond Fund is attached to this Proxy Statement as Exhibit C. Each of the Current Agreements is identical, with the exception of: (i) the identification of the relevant Fund; (ii) the fees payable by the various Funds to the Advisor (as described further below); and (iii) certain other differences detailed below. Many of the differences among the Current Agreements are the result of the Special Meeting of Shareholders held in 2000. At that Special Meeting of Shareholders, shareholders approved the Current Agreements for the UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS High Yield Fund, UBS Global Technology Fund and UBS Global Biotech Fund (collectively, the "Sub-Advised Funds" and individually, each a "Sub-Advised Fund") to include a Sub-Advisor Provision and the removal of restrictions regarding employing foreign affiliates as sub-advisors. Shareholders for the UBS Global Balanced Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS International Equity Fund, UBS U.S. Balanced Fund, UBS U.S. Bond Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Value Equity Fund and UBS U.S. Equity Fund (collectively, the "Non-Sub-Advised Funds" and individually, each a "Non-Sub-Advised Fund") were not asked to approve amended Investment Advisory Agreements in 2000, and therefore, the Current Agreements for the Non-Sub-Advised Funds do not contain these amendments. However, if approved by shareholders, each Amended Agreement will be identical, with the exception of: (i) the identification of the relevant Fund; and (ii) the fees payable by the various Funds to the Advisor (as described further below). Attached as Exhibit D to this Proxy Statement is the form of Amended Agreement for the Funds.

HOW DO THE PROVISIONS OF THE AMENDED AGREEMENTS DIFFER FROM THE TERMS OF THE CURRENT AGREEMENTS?

    The overwhelming majority of the material provisions of a Fund's Current Agreement and its Amended Agreement are identical. The terms of an Amended Agreement for a Fund are IDENTICAL to its Current Agreement as the Agreements relate to: (i) the duties of the Advisor as investment advisor to the Fund;
(ii) the execution of portfolio transactions by the Advisor for the Fund;
(iii) the reports that the Advisor must furnish to the Fund; (iv) the standard of care that governs the Advisor in serving as advisor to the Fund; (v) the duration of the Agreements; and (vi) certain other provisions that are not material to the present purposes. Significantly, the provisions for the compensation of the Advisor for its advisory services are also identical in each Fund's Amended Agreement and its Current Agreement. THE APPROVAL OF THE AMENDED AGREEMENTS WILL NOT RESULT IN ANY INCREASE IN THE RATE OF THE INVESTMENT ADVISORY FEE PAYABLE TO THE ADVISOR BY ANY FUND.

    However, a Fund's Amended Agreement may differ from its Current Agreement with regard to the Foreign Affiliate Provision, the Sub-Advisor Provision and the Reimbursement Provision, as discussed below.


THE FOREIGN AFFILIATE PROVISION


    Unlike the Current Agreements for the Funds, the Amended Agreements will explicitly permit the Advisor to utilize the services of certain investment advisory personnel of its affiliates located throughout the world in its management of the assets of the Funds. The Current Agreements for the Non-Sub-Advised Funds allow for only a limited exchange of information between the Advisor and foreign subsidiaries of UBS AG ("UBS") in managing the assets of these Series. Under the Current Agreements for the Non-Sub-Advised Funds, the Advisor is permitted to obtain statistical and other factual information and advice regarding economic factors and trends from foreign subsidiaries and to utilize the trading departments of its foreign affiliates. However, the Current Agreements for the Non-Sub-Advised Funds state that the Advisor may not generally receive advice or recommendations regarding the purchase or sale of securities from foreign subsidiaries. Note that the Current Agreements for the Sub-Advised Funds do not contain any explicit provisions for utilizing the resources of the foreign affiliates of the Advisor. The Amended Agreement for each Fund will include the Foreign Affiliate Provision that will permit the Advisor to obtain statistical and other factual information and advice regarding economic factors and trends from foreign subsidiaries, utilize the trading departments of its foreign affiliates and obtain investment services from certain investment advisory personnel of its affiliates located throughout the world to the extent permitted under interpretations of the staff of the Securities and Exchange Commission ("SEC") of the federal securities laws.

    The Foreign Affiliate Provision in the Amended Agreements will enhance the Funds' ability to benefit from the investment expertise of affiliates of the Advisor located throughout the world. Under SEC staff interpretations of the federal securities laws, subject to certain requirements, an SEC registered investment advisor, such as the Advisor, is permitted to obtain investment services in managing the assets of its advisory clients, including mutual funds, from individuals associated with its foreign affiliates. As stated above, the Amended Agreements explicitly provide that the Advisor may utilize the services of certain investment advisory personnel of its affiliates located throughout the world. Under this provision, the Advisor will have the authority to utilize analysts, portfolio managers, asset allocation experts and others located in offices of its foreign affiliates in managing the assets of the Funds. While the Advisor does intend to utilize the investment personnel of its foreign affiliates in managing the assets of the Funds with a global focus, the Advisor does not contemplate using such investment personnel in managing the assets of the Funds that invest substantially all of their assets in U.S. issuers. This provision is only being added to the Amended Agreements for these U.S. Funds in order to make the provisions in the Amended Agreements standard for all Funds and to permit the Advisor to utilize such foreign investment personnel to the limited extent that their services could be beneficial in the event that a U.S. Fund invests in a foreign security.


THE SUB-ADVISOR PROVISION


    The Current Agreements for the Non-Sub-Advised Funds do not provide the Advisor with the authority to engage sub-advisors. The Amended Agreements, in their Section 8, specifically authorize the Advisor to utilize sub-advisors by providing that the Advisor may, at its own expense, select and contract with one or more affiliated or unaffiliated sub-advisors registered under the Investment Advisers Act of 1940, as amended, to perform some or all of the investment advisory services for a Fund. The Amended Agreements state that the Advisor will continue to have responsibility for all advisory services furnished by any sub-advisor for a Fund, and may, at any time in its sole discretion, terminate the services of any sub-advisor. The sub-advisory provision in the Amended Agreements is substantially identical to the provision regarding engaging sub-advisors contained in the Current Agreements for the Sub-Advised Funds. Each of the Sub-Advised Funds is currently being sub-advised by UBS Global Asset Management (New York) Inc. (formerly, Brinson Partners (NY), Inc.).

    Although sub-advisory arrangements are not currently contemplated for any Non-Sub-Advised Funds, this provision will provide the Advisor with the flexibility in the future to employ a sub-advisor for one of these Funds upon Board and shareholder approval, if necessary, of a sub-advisory agreement. The approval of the Amended Agreements will also make the Investment Advisory Agreements for all Funds standard with respect to the ability to engage sub-advisors.


THE REIMBURSEMENT PROVISION


    The Current Agreements, except for the Current Agreements for the UBS Global Technology Fund, UBS Global Biotech Fund and UBS U.S. Value Equity Fund, do not contain a provision that allows the Advisor to be reimbursed for fees the Advisor waives and expenses the Advisor reimburses pursuant to the expense cap arrangements for the Funds. The Amended Agreements, in their Section 4, provide that the Advisor is entitled to reimbursement by a Fund for the amount of the fees it waived or reduced and the expenses it reimbursed with respect to the applicable Fund, subject to the following conditions: (1) the Advisor must request reimbursement within three years from the date on which the waiver and/or reimbursement was made; (2) the Fund must be able to reimburse the Advisor and remain within the operating expense limit currently in effect for that Fund; and (3) any reimbursement must not include any amounts previously reimbursed by the Fund to the Advisor. In other words, under the Reimbursement Provision, in a year that a Fund's total expenses (excluding 12b-1 fees) is less than its expense cap, the Advisor is entitled to receive payment from that Fund for fees it previously waived or expenses it previously reimbursed up to the amount of the expense cap currently in effect for that Fund. The Reimbursement Provision in the Amended Agreements is substantially identical to the Reimbursement Provision in the Investment Advisory Agreements for the UBS Global Technology Fund, UBS Global Biotech Fund, UBS U.S. Value Equity Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund. With the approval of the Amended Agreement for each Fund, the Investment Advisory Agreements for all of the Funds will contain identical Reimbursement Provisions.

    For each Fund that does not presently have a Reimbursement Provision in its Current Agreement (i.e., each Fund other than UBS Global Technology Fund, UBS Global Biotech Fund and UBS U.S. Value Equity Fund) the Advisor is not permitted to seek reimbursement for any fees incurred or expenses reimbursed for any period prior to the date the Amended Agreement containing the Reimbursement Provision is approved by shareholders for the Fund.

WHAT FACTORS DID THE BOARD CONSIDER IN APPROVING THE AMENDED AGREEMENTS?

    The Board, at its meetings on August 28, 2001 and December 13, 2001, upon the recommendation of the Advisor, considered the proposal to approve replacing each Fund's Current Agreement with an Amended Agreement between the Trust and the Advisor, and authorized the submission of the proposal to shareholders for approval.

    The Board considered that the Amended Agreements would explicitly authorize the Advisor to take advantage of the investment expertise with respect to foreign securities available through certain investment personnel of its foreign affiliates in the UBS investment advisory network. The Board also considered that approval of such changes would permit the Advisor to fully exploit the benefits that may be derived from its being part of the UBS investment advisory network. The Board noted that to the extent that the Advisor engaged investment personnel of foreign affiliates to assist in the management of the assets of a Fund, the Advisor would maintain responsibility for monitoring the foreign investment personnel with respect to the recommendations and advice relating to the Fund and would continue to have ultimate responsibility with respect to the management of the Fund's assets.

    The Board also considered that the Amended Agreements would provide the Advisor with the future flexibility to engage sub-advisors to assist in managing the Non-Sub-Advised Funds' portfolios. The Board noted that the proposed provision regarding the ability to engage sub-advisors in the Amended Agreement for each Fund is identical to the provision contained in the Current Agreements for the Sub-Advised Funds, which were approved by the shareholders of the Sub-Advised Funds in 2000. The Board noted that while this provision would permit the Advisor to engage a sub-advisor for a Fund without a future amendment to its investment advisory agreement, any future sub-advisory arrangement would be required to be approved by the Board and, if necessary, the Fund's shareholders.

    In addition, the Board reviewed the Reimbursement Provision contained in the Amended Agreements that permits the Advisor to seek reimbursement for fees that it waives and expenses it reimburses under the expense cap arrangements in place for the Funds. The Board noted that with regard to this Reimbursement Provision, the Advisor must request reimbursement within three years from the date on which the waiver and/or reimbursement was made and that the applicable Fund must be able to reimburse the Advisor and remain under the expense cap currently in place for that Fund. The Board noted that the Advisor will not be permitted to seek reimbursement for any periods prior to the approval by shareholders of the Reimbursement Provision. Furthermore, the Board considered that the Advisor would only be entitled to reimbursement for fees that were previously waived and expenses that were previously reimbursed with respect to a Fund, in a year when the Fund's total expenses (excluding 12b-1 fees) were less than the Fund's expense cap. The Board also considered that reimbursement provisions for expense cap arrangements were becoming common in the mutual fund industry. The Board also noted that the Advisor was already permitted to seek reimbursement for waived fees and reimbursed expenses under the Investment Advisory Agreements for seven series of the Trust. Finally, the Board noted that the Amended Agreements are otherwise identical to the Current Agreements.

WHAT ARE THE OTHER MATERIAL PROVISIONS OF THE CURRENT AGREEMENTS AND THE AMENDED AGREEMENTS?

    As stated above, most of the material provisions of the Current Agreements and the Amended Agreements (collectively, the "Advisory Agreements") are identical. The Advisory Agreements provide that the Advisor will manage the investment and reinvestment of the assets of each Fund, and will continuously review, supervise and administer the investment programs of each Fund, to determine, in the Advisor's discretion, the assets to be held uninvested. The Advisor is responsible for providing the Trust with records regarding its investment advisory activities that the Trust is required to maintain, and for rendering regular reports to the Trust's officers and Trustees concerning the Advisor's discharge of its responsibilities under the Advisory Agreements.

    The Advisor will, at its own expense, provide office space, furnishings, equipment and personnel required for performing its duties under the Advisory Agreements. The Advisor also furnishes all necessary advisory and research facilities and prepares reports to comply with the reporting requirements of various federal and state regulatory authorities. Each Fund pays all of its respective expenses other than those expressly assumed by the Advisor.

    The Advisory Agreements provide that decisions regarding the placement of portfolio brokerage are made by the Advisor, with the primary considerations being to obtain efficiency in execution of orders and the most favorable net prices for each Fund. Consistent with those objectives, transactions may be allocated to brokers and dealers that furnish certain research services to the Advisor. Such research services supplement the Advisor's own research activities and provide a benefit to the Advisor that is not easily evaluated in terms of a dollar amount and is not reflected in a direct monetary benefit to any Fund. Such research may be used to benefit other investment companies and advisory accounts advised by the Advisor, as well as each Fund. Transactions may also be executed through brokers and dealers who sell shares of a Fund, subject to the Advisor's duty to seek best execution for trades. The Advisory Agreements authorize the Advisor to place portfolio transactions for the Funds with broker-dealers for commissions that are greater than another broker or dealer might charge if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Advisor's overall responsibilities with respect to the Funds, and to other fund and advisory accounts as to which the Advisor exercises investment discretion.

    The Advisory Agreements are effective for two years from the date on which they are executed. The Advisory Agreements are renewable for successive one year periods if such continuance is approved at least annually by: (i) the Board or by the vote of a majority of the respective Fund's outstanding voting securities as defined in the 1940 Act; and (ii) by the vote of a majority of Trustees who are not parties to the Advisory Agreements or "interested persons" as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval.

    Each Advisory Agreement may be terminated, without penalty, at any time by the Trust, on behalf of a Fund or by the Advisor on 60 days' written notice. Each Advisory Agreement will automatically terminate in the event of its assignment.

WHAT ARE THE FEES UNDER THE CURRENT AGREEMENTS AND THE AMENDED AGREEMENTS?

    Under the Advisory Agreements, the Advisor receives monthly fees based on the average daily net assets of each Fund at the following annual rates:



FUNDS                                               ADVISORY FEE
-----                                               ------------
UBS Global Balanced Fund..........................       0.80%
UBS Global Equity Fund............................       0.80%
UBS Global Bond Fund..............................       0.75%
UBS International Equity Fund.....................       0.80%
UBS U.S. Balanced Fund............................       0.70%
UBS U.S. Bond Fund................................       0.50%
UBS U.S. Large Cap Equity Fund....................       0.70%
UBS U.S. Equity Fund..............................       0.70%
UBS High Yield Fund...............................       0.60%
UBS U.S. Large Cap Growth Fund....................       0.70%
UBS U.S. Small Cap Growth Fund....................       1.00%
UBS Global Biotech Fund...........................       1.15%
UBS Global Technology Fund........................       1.40%
UBS U.S. Value Equity Fund........................       0.70%

    For each Sub-Advised Fund, the Advisor pays UBS Global Asset Management (New
York) Inc. for its services as sub-advisor to each Sub-Advised Fund, a portion of the fee it receives from each Sub-Advised Fund at the rate of 0.10% of the applicable Sub-Advised Fund's average net assets. THE APPROVAL OF THE AMENDED AGREEMENTS WILL NOT RESULT IN ANY INCREASE IN THE RATE OF THE ADVISORY FEE LISTED ABOVE FOR ANY FUND.

    Currently, each Fund, except UBS U.S. Value Equity Fund, is subject to a permanent expense cap pursuant to which the Advisor has agreed to waive all or a portion of its advisory fees and to reimburse certain expenses so that total operating expenses (excluding 12b-1 fees) of the Fund do not exceed a specified rate for the Fund. If Proposal #2 in this Proxy Statement is approved by shareholders of a Fund, the permanent expense cap for the Fund will be replaced by a one-year contractual expense cap at an identical rate. As stated above, under the Reimbursement Provision in each Amended Agreement, in a year that a Fund's total expenses (excluding 12b-1 fees) are less than its expense cap, the Advisor is entitled to receive payment from the Fund for fees it previously waived or expenses it previously reimbursed up to the amount of the expense cap currently in effect for the Fund. If the Reimbursement Provision in the Amended Agreement had been in place during the fiscal year ended June 30, 2001, the Advisor would have been permitted to be reimbursed by the UBS Global Balanced Fund and UBS International Equity Fund for previously waived fees and reimbursed expenses at the rate of 0.11% and 0.01% of average net assets, respectively. The UBS U.S. Value Equity Fund is currently subject to a one-year contractual expense cap, in which the Advisor has agreed from September 1, 2001 through September 1, 2002, to waive its fees and reimburse certain expenses so that total operating expenses (excluding 12b-1 fees) do not exceed 0.85%.

WHAT FEES DID THE ADVISOR RECEIVE LAST YEAR UNDER THE CURRENT AGREEMENTS?

    For the fiscal year ended June 30, 2001, the gross advisory fees earned by the Advisor, the net advisory fees paid after the Advisor's fee waivers and the expenses of each Fund paid by the Advisor, were as follows:



                                     GROSS ADVISORY   NET ADVISORY    FUND EXPENSES
                                     FEES EARNED BY  FEES PAID AFTER   PAID BY THE
FUNDS                                 THE ADVISOR      FEE WAIVER        ADVISOR
-----                                --------------  ---------------  -------------
UBS Global Balanced Fund...........    $1,629,697      $1,629,697       $      0
UBS Global Equity Fund.............    $  516,271      $  443,277       $ 72,994
UBS Global Bond Fund...............    $  290,895      $  206,610       $ 84,285
UBS International Equity Fund......    $2,413,368      $2,398,738       $ 14,630
UBS U.S. Balanced Fund.............    $  113,210      $   57,778       $ 55,432
UBS U.S. Bond Fund.................    $  321,255      $  237,585       $ 83,670
UBS U.S. Large Cap Equity Fund.....    $   48,938      $        0       $ 86,264
UBS U.S. Equity Fund...............    $1,050,438      $  875,328       $175,110
UBS High Yield Fund................    $  317,198      $  227,248       $ 89,950
UBS U.S. Large Cap Growth Fund.....    $   65,657      $   14,679       $ 50,978
UBS U.S. Small Cap Growth Fund.....    $  507,842      $  465,732       $ 42,110
UBS Global Biotech Fund............    $   23,776      $        0       $ 52,816
UBS Global Technology Fund.........    $   25,043      $        0       $ 54,478

    For the fiscal year ended June 30, 2001, the Funds listed below paid the following brokerage commissions to UBS Warburg LLC ("Warburg"), an affiliated broker-dealer of the Advisor:



                                     AGGREGATE DOLLAR   PERCENTAGE OF
                                        AMOUNT OF         AGGREGATE              PERCENTAGE OF
                                     COMMISSIONS PAID  COMMISSIONS PAID            AGGREGATE
FUNDS                                   TO WARBURG        TO WARBURG     DOLLAR AMOUNT PAID TO WARBURG
-----                                ----------------  ----------------  -----------------------------
UBS Global Balanced Fund...........      $ 58,857             22.83%                      22.88%
UBS Global Equity Fund.............      $  3,838              2.89%                       4.71%
UBS U.S. Balanced Fund.............      $  3,449             17.69%                      17.99%
UBS U.S. Equity Fund...............      $107,381             39.26%                      33.82%
UBS U.S. Large Cap Equity Fund.....      $ 10,773             42.32%                      50.35%
UBS U.S. Large Cap Growth Fund.....      $  2,356             20.71%                      32.12%
UBS Global Technology Fund.........      $  1,346             16.92%                      20.17%
UBS Global Biotech Fund............      $    254              2.72%                      10.34%



    During the fiscal year ended June 30, 2001, the Current Agreements were approved and continued for a one-year period at a meeting of the Board held on February 16, 2001, and were approved for an interim period from March 1, 2002 until April 1, 2002, at a meeting of the Board held on December 13, 2001. At the meeting of the Board held on March 18, 2002, the Current Agreements for the Funds were approved and continued for a one-year period. Each of the Current Agreements for the Non-Sub-Advised Funds is dated April 25, 1995, except for the Agreement for the UBS U.S. Large Cap Equity Fund, which is dated November 24, 1997, and the Agreement for the UBS U.S. Value Equity Fund, which is dated
May 23, 2000. The Current Agreements for the UBS Global Balanced Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS International Equity Fund and UBS U.S. Equity Fund were last approved by shareholders at a Special Meeting of Shareholders on February 17, 1995, at which shareholders approved the Agreements in anticipation of the merger of the Advisor with Swiss Bank Corporation. The Current Agreements for the UBS U.S. Balanced Fund, UBS U.S. Bond Fund, UBS U.S. Value Equity Fund and UBS U.S. Large Cap Equity Fund were approved by the sole initial shareholder of the respective Fund in connection with the commencement of operations of the Fund. The Current Agreements between the Trust, on behalf of each Sub-Advised Fund, are each dated December 7, 2000. The Current Agreements for the Sub-Advised Funds were last approved by shareholders at a Special Meeting of Shareholders on October 30, 2000, at which shareholders approved amendments to the Agreements to permit the Advisor to engage sub-advisors and to remove restrictions in the Agreements regarding employing foreign affiliates as sub-advisors.

    If an Amended Agreement is not approved by shareholders of a Fund, the Current Agreement for that Fund will remain in place, and the Board will consider what additional action, if any, should be taken.

WHAT APPROVALS ARE REQUIRED TO IMPLEMENT THE AMENDED AGREEMENTS?

    The approval of the Amended Agreement for each Fund requires a Majority Vote of that Fund.

                        THE BOARD OF TRUSTEES RECOMMENDS
                     THAT SHAREHOLDERS VOTE FOR THE AMENDED
                     AGREEMENTS AS DESCRIBED IN PROPOSAL #3

                APPROVAL OF AMENDMENTS TO CERTAIN OF THE FUNDS'
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

INTRODUCTION TO PROPOSALS #4(a) THROUGH #4(h) AND #5(a) THROUGH #5(f)

WHY ARE THE FUNDS AMENDING OR ELIMINATING CERTAIN OF THEIR FUNDAMENTAL INVESTMENT RESTRICTIONS?


    The Funds are subject to specific investment restrictions that govern their investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that the investment restrictions can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the company's trustees without shareholder approval. These restrictions limit the investment activities of the Advisor as the Funds' investment advisor.


    After the Trust was organized in 1993, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions that were historically imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"), and therefore, these state requirements no longer apply to investment companies. Certain of the Funds are currently subject to fundamental investment restrictions that are either more restrictive than those required under present law or are no longer required at all, or that were adopted in response to regulatory, business and industry conditions that no longer exist.

    Accordingly, the Trustees have determined to present to the shareholders certain proposed changes to the fundamental investment restrictions of the Funds for their consideration. The proposed amendments would:

- simplify, modernize and standardize the fundamental restrictions that are required to be stated under the 1940 Act; and

- eliminate those fundamental restrictions that are no longer required by either the securities laws of the various states or the SEC.

    The Advisor believes there are several distinct advantages in revising the Funds' fundamental investment restrictions at this time. It is in the shareholders' best interests to eliminate restrictions on how the Funds are managed that were put in place because of regulatory and business conditions that no longer exist. Because there will be fewer fundamental investment restrictions, there will be less need in the future to seek shareholder approval to make the changes to how the Funds are managed. This will save shareholders the costs associated with holding shareholder meetings in the future. The Advisor believes that its ability to manage the Funds' assets in a changing investment environment will be enhanced because the Funds will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by being able to revise certain investment policies with Board approval only. Furthermore, by standardizing investment restrictions, the Funds will be able to more efficiently and more easily monitor portfolio compliance.

    The recommended changes are specified below. Each of Proposals
#4(a) through #4(h) and Proposals #5(a) through #5(f) will be voted on separately by shareholders of each Fund that is effected by the proposed changes, and the approval of each Proposal by each Fund will require the approval by a Majority Vote. (See "FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING" below.)

DESCRIPTION OF THE PROPOSED CHANGES

    The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Funds to have fundamental restrictions. They reflect all current regulatory and legal requirements under the 1940 Act, and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized amendments will not affect the Funds' investment objectives. ALTHOUGH THE PROPOSED AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS WILL

GIVE THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE ADVISOR DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL RESULT AT THIS TIME IN A MATERIAL CHANGE IN THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH INVESTMENT IN THE FUNDS. NOR DOES THE ADVISOR ANTICIPATE THAT THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS WILL, INDIVIDUALLY OR IN THE AGGREGATE, CHANGE MATERIALLY THE MANNER IN WHICH THE FUNDS ARE MANAGED AND OPERATED.

    The Funds' existing investment restrictions, together with the proposed investment restrictions, are presented below. Certain investment restrictions apply to some, but not to all, Funds. Shareholders of the affected Funds will be requested to vote on each proposed restriction separately. For convenience of reference, the Funds' current investment restrictions are presented in BOLD-FACED type below, and the Funds' proposed investment restrictions are presented in ITALICS. Following the restrictions, the legal authority for each investment restriction is presented, along with a discussion of the effect of each proposed change.

PROPOSAL #4:  APPROVAL OF AMENDMENTS TO THE FUNDS' FUNDAMENTAL INVESTMENT
              RESTRICTIONS

    EACH OF THE FOLLOWING SUB-PROPOSALS APPLIES TO THE UBS GLOBAL BALANCED FUND, UBS GLOBAL EQUITY FUND, UBS GLOBAL BOND FUND, UBS U.S. BALANCED FUND, UBS U.S. LARGE CAP EQUITY FUND, UBS U.S. EQUITY FUND, UBS U.S. BOND FUND AND UBS INTERNATIONAL EQUITY FUND, UNLESS OTHERWISE INDICATED.

PROPOSAL #4(a):  TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING BORROWING

CURRENT RESTRICTION: EACH SERIES MAY NOT BORROW MONEY IN EXCESS OF 33 1/3% OF THE VALUE OF ITS ASSETS EXCEPT AS A TEMPORARY MEASURE FOR EXTRAORDINARY OR EMERGENCY PURPOSES TO FACILITATE REDEMPTIONS. ALL BORROWINGS WILL BE DONE FROM A BANK AND TO THE EXTENT THAT SUCH BORROWING EXCEEDS 5% OF THE VALUE OF A FUND'S ASSETS, ASSET COVERAGE OF AT LEAST 300% IS REQUIRED. EACH SERIES WILL NOT PURCHASE SECURITIES WHEN BORROWINGS EXCEED 5% OF THAT SERIES TOTAL ASSETS.


PROPOSED RESTRICTION: NO FUND MAY BORROW MONEY IN EXCESS OF 33 1/3% OF THE VALUE OF ITS ASSETS EXCEPT AS A TEMPORARY MEASURE FOR EXTRAORDINARY OR EMERGENCY PURPOSES TO FACILITATE REDEMPTIONS. ALL BORROWINGS WILL BE DONE FROM A BANK AND TO THE EXTENT THAT SUCH BORROWING EXCEEDS 5% OF THE VALUE OF A FUND'S ASSETS, ASSET COVERAGE OF AT LEAST 300% IS REQUIRED.


WHAT ARE THE LEGAL REQUIREMENTS GOVERNING BORROWING BY THE FUNDS?

    Borrowing creates risk and expenses for a Fund and may make a Fund's net asset value more volatile. In addition, the costs associated with borrowing may lower overall returns for a Fund. As a result, the 1940 Act imposes certain limitations on the borrowing activities of investment companies. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors that might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit an investment company's exposure to payments to creditors so that the investment company will not experience difficulty in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand. Under the 1940 Act, an investment company's borrowing restriction must be fundamental.

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WHAT EFFECT WILL AMENDING THE CURRENT FUNDAMENTAL BORROWING RESTRICTIONS HAVE ON
THE FUNDS?

    The current investment restrictions for the Funds state that the Funds may not purchase securities while borrowings exceed 5% of the value of the Funds' total assets. The 1940 Act limits on borrowing historically were interpreted to prohibit investment companies from making additional investments in securities while borrowings exceeded 5% of total assets. However, the 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, each Fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets, provided that the Advisor believed that this was in the best interests of the Fund and its shareholders.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(a)

PROPOSAL #4(b):  TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING UNDERWRITING

CURRENT RESTRICTION: EACH SERIES MAY NOT ACT AS AN UNDERWRITER OF SECURITIES, EXCEPT THAT, IN CONNECTION WITH THE DISPOSITION OF A SECURITY, A SERIES MAY BE DEEMED TO BE AN "UNDERWRITER" AS THAT TERM IS DEFINED IN THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT").

PROPOSED RESTRICTION: NO FUND MAY ACT AS AN UNDERWRITER, EXCEPT TO THE EXTENT A FUND MAY BE DEEMED TO BE AN UNDERWRITER WHEN SELLING ITS OWN SHARES.

WHAT ARE THE LEGAL REQUIREMENTS GOVERNING UNDERWRITING BY THE FUNDS?

    Under the 1940 Act, the Funds' policies concerning underwriting are required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer with the intention of reselling the securities to the public. Underwriters are subject to stringent regulatory requirements and are often exposed to substantial liability. Thus, virtually all investment companies operate in a manner that allows them to avoid acting as underwriters.

WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING RESTRICTIONS HAVE ON THE
FUNDS?

    The proposed restriction is similar to the Funds' current investment restrictions. However, the proposed underwriting restriction would clarify that the Funds may sell their own shares without being deemed an underwriter. Under the 1940 Act, an investment company will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 under the 1940 Act. Also, unlike the current restriction, the proposed restriction does not include an exception to the underwriting restriction for the disposition of securities. The disposition of securities is not included as an exception to the proposed restriction because it is unnecessary in that the SEC staff has clarified that resales of privately placed securities by institutional investors, such as the Funds, would not make them underwriters. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Funds are currently managed.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(b)

PROPOSAL #4(c):  TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING LENDING

CURRENT RESTRICTION: EACH SERIES MAY NOT MAKE LOANS, EXCEPT THAT THIS RESTRICTION SHALL NOT PROHIBIT: (a) THE PURCHASE AND HOLDING OF A PORTION OF AN ISSUE OF PUBLICLY DISTRIBUTED OR PRIVATELY PLACED DEBT SECURITIES; (b) THE LENDING OF PORTFOLIO SECURITIES; OR (c) ENTRY INTO REPURCHASE AGREEMENTS WITH BANKS OR BROKER-DEALERS.

PROPOSED RESTRICTION: NO FUND MAY MAKE LOANS TO OTHER PERSONS EXCEPT:
(a) THROUGH THE LENDING OF ITS PORTFOLIO SECURITIES; (b) THROUGH THE PURCHASE OF DEBT SECURITIES, LOAN PARTICIPATIONS AND/OR ENGAGING IN DIRECT CORPORATE LOANS FOR INVESTMENT PURPOSES IN ACCORDANCE WITH ITS INVESTMENT OBJECTIVES AND POLICIES; AND (c) TO THE EXTENT THE ENTRY INTO A REPURCHASE AGREEMENT IS DEEMED TO BE A LOAN.


WHAT ARE THE LEGAL REQUIREMENTS GOVERNING LENDING BY THE FUNDS?

    Under the 1940 Act, an investment company's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if a Fund invests in debt securities, such investments might be considered to be a loan from the Fund to the issuer of the debt securities. In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the Funds' current fundamental investment restrictions specifically exclude such investment techniques from their prohibitions on making loans. In addition, the Funds' current fundamental restrictions explicitly permit the Funds to lend their portfolio securities. Securities lending is a practice that has become common in the mutual fund industry (the Funds frequently engage in securities lending transactions), and involves the temporary loan of portfolio securities to parties that use the securities for the settlement of other securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities. These risks are mitigated by ensuring that the loans are fully collateralized.

WHAT EFFECT WILL AMENDING THE CURRENT FUNDAMENTAL LENDING RESTRICTIONS HAVE ON THE FUNDS?


    The proposed restriction is similar to the Funds' current restrictions, but would provide the Funds with somewhat greater lending flexibility. In addition to those investment techniques specifically excluded from the prohibitions on lending in the current investment restrictions, the proposed restriction also would permit the Funds to invest in loan participations and direct corporate loans for investment purposes that recently have become more common as investments for investment companies. Loan participations and investments in direct corporate loans involve the risk that a Fund may lose money due to a default by a borrower.


    It is not anticipated that adoption of the proposed lending restriction would involve any additional risk as the proposed investment restriction would not affect the way the Funds are currently managed.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(c)

PROPOSAL #4(d):  TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING INVESTMENTS IN REAL ESTATE

CURRENT RESTRICTION: EACH SERIES MAY NOT INVEST IN REAL ESTATE OR INTERESTS IN REAL ESTATE (THIS WILL NOT PREVENT A SERIES FROM INVESTING IN PUBLICLY-HELD REAL ESTATE INVESTMENT TRUSTS OR MARKETABLE SECURITIES OF COMPANIES WHICH MAY REPRESENT INDIRECT INTERESTS IN REAL ESTATE), INTERESTS IN OIL, GAS AND/OR MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS OR LEASES.

PROPOSED RESTRICTION: NO FUND MAY PURCHASE OR SELL REAL ESTATE, EXCEPT THAT A FUND MAY PURCHASE OR SELL SECURITIES OF REAL ESTATE INVESTMENT TRUSTS.

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WHAT EFFECTS WILL AMENDING THE CURRENT FUNDAMENTAL RESTRICTIONS ON THE FUNDS'
INVESTMENTS IN REAL ESTATE HAVE?

    Under the 1940 Act, an investment company's investment restriction regarding investment in real estate must be fundamental. The proposed real estate restrictions are substantially the same as the real estate limitation contained in the Funds' current restrictions. Accordingly, the Funds will continue to be prohibited from directly investing in real estate, but will be permitted to purchase or sell securities of real estate investment trusts. Adoption of the proposed fundamental investment restriction is not expected to materially affect the way the Funds are managed or operated.

    The Funds' fundamental investment restrictions prohibiting investments in interests in oil, gas and/or mineral exploration or development programs or leases, which currently are grouped within one restriction, are proposed to be eliminated, as discussed below, in Proposal #5(f) of this Proxy Statement.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(d)

PROPOSAL #4(e):  TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING INVESTMENTS IN COMMODITIES

CURRENT RESTRICTION: EACH SERIES MAY NOT PURCHASE OR SELL COMMODITIES OR COMMODITY CONTRACTS, BUT MAY ENTER INTO FUTURES CONTRACTS AND OPTIONS THEREON IN ACCORDANCE WITH ITS PROSPECTUS. ADDITIONALLY, EACH SERIES MAY ENGAGE IN FORWARD FOREIGN CURRENCY CONTRACTS FOR HEDGING AND NON-HEDGING PURPOSES.

PROPOSED RESTRICTION: NO FUND MAY PURCHASE OR SELL COMMODITIES EXCEPT THAT A FUND MAY PURCHASE OR SELL CURRENCIES, MAY ENTER INTO FUTURES CONTRACTS ON SECURITIES, CURRENCIES AND OTHER INDICES OR ANY OTHER FINANCIAL INSTRUMENTS, AND MAY PURCHASE AND SELL OPTIONS ON SUCH FUTURES CONTRACTS.

WHAT ARE THE LEGAL REQUIREMENTS GOVERNING INVESTMENTS IN COMMODITIES?

    Under the 1940 Act, an investment company's investment restriction regarding its investments in commodities must be fundamental. The most common types of commodities are physical commodities, such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities, and therefore, financial futures contracts, such as futures contracts related to stocks, currencies, stock indices or interest rates, are also considered to be commodities. Investment companies typically invest in financial futures contracts and options related to such contracts for hedging or other investment purposes.

WHAT EFFECT WILL AMENDING THE CURRENT INVESTMENT RESTRICTIONS HAVE ON THE FUNDS?

    The proposed commodities restriction would clarify that the Funds have the flexibility to: (i) purchase and sell currencies; (ii) invest in futures contracts on securities, currencies and various indices or other financial instruments; and (iii) purchase and sell related options. Under the current restriction, the Funds' permissible activities were confined to futures contracts, options and forward foreign currency contracts. The proposed restriction expands the types of instruments that the Funds may acquire and the types of transactions that the Funds may enter into. The proposed restriction also clarifies that investments may be made in these instruments for any purpose, including for investment or hedging purposes.

    It is not currently anticipated that the proposed investment restriction would result at this time in a material change in the level of investment risk associated with investment in the Funds. Using financial futures instruments can involve substantial risks, including the possibility that market prices may move in an unexpected direction, resulting in losses to a Fund that would not have resulted if the Fund had not invested in such instruments. Financial futures instruments will be utilized only if the Advisor believes such investments are advisable.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(e)

PROPOSAL #4(f):  TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING ISSUING SENIOR SECURITIES AND MAKING SHORT SALES

    The Funds are subject to fundamental investment restrictions on issuing senior securities that provide:

CURRENT RESTRICTION: A SERIES MAY NOT ISSUE SENIOR SECURITIES.

    The Funds are also subject to the following restrictions pertaining to making short sales:

CURRENT RESTRICTION: NO SERIES MAY SELL SECURITIES SHORT OR PURCHASE SECURITIES ON MARGIN, EXCEPT SUCH SHORT-TERM CREDITS AS ARE NECESSARY FOR THE CLEARANCE OF TRANSACTIONS. FOR THIS PURPOSE, THE DEPOSIT OR PAYMENT BY A SERIES FOR INITIAL OR MAINTENANCE MARGIN IN CONNECTION WITH FUTURES CONTRACTS IS NOT CONSIDERED TO BE THE PURCHASE OR SALE OF A SECURITY ON MARGIN.

PROPOSED RESTRICTION: NO FUND MAY ISSUE SECURITIES SENIOR TO THE FUND'S PRESENTLY AUTHORIZED SHARES OF BENEFICIAL INTEREST, EXCEPT THAT THIS RESTRICTION SHALL NOT BE DEEMED TO PROHIBIT A FUND FROM: (a) MAKING ANY PERMITTED BORROWINGS, LOANS OR PLEDGES; (b) ENTERING INTO OPTIONS, FUTURES CONTRACTS, FORWARD CONTRACTS, REPURCHASE TRANSACTIONS, OR REVERSE REPURCHASE TRANSACTIONS; OR (c) MAKING SHORT SALES OF SECURITIES UP TO 10% OF A FUND'S NET ASSETS TO THE EXTENT PERMITTED BY THE 1940 ACT AND ANY RULE OR ORDER THEREUNDER, OR SEC STAFF INTERPRETATIONS THEREOF.

WHAT ARE THE LEGAL REQUIREMENTS GOVERNING ISSUING SENIOR SECURITIES AND MAKING SHORT SALES?

    Under the 1940 Act, the Funds must have an investment policy describing their ability to issue senior securities. A "senior security" is defined under the 1940 Act generally as an obligation of an investment company, with respect to its earnings or assets, that takes priority over the claims of the investment company's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a mutual fund from issuing senior securities, in order to limit the ability of the mutual fund to use leverage. In general, a mutual fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time.

    SEC staff interpretations allow a mutual fund to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," provided certain conditions are met that are designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the mutual fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to regulatory interpretations, when engaging in such transactions, a mutual fund must designate on its or its custodian bank's books, cash or other liquid securities to meet the SEC staff's collateralization requirements. This procedure limits the mutual fund's ability to engage in these types of transactions and thereby limits the mutual fund's exposure to risks associated with these transactions. For example, the risks of short sales include the risk of losses because the price of the stock sold short unexpectedly rises, and the risk that the Fund may be unable to replace a borrowed security sold short at an acceptable price.

WHAT EFFECT WILL AMENDING THE CURRENT INVESTMENT RESTRICTIONS HAVE ON THE FUNDS?

    The proposed investment restriction would amend the Funds' current investment restrictions and would permit the Funds to engage in options, futures contracts and forward contracts and to make short sales up to 10% of a Fund's net assets as permitted under the 1940 Act, and any exemptions available under the 1940 Act. The proposed investment restriction also would permit the Funds to engage in permissible types of leveraging transactions. Essentially, the proposed investment restriction clarifies the

Funds' ability to engage in those investment transactions (such as repurchase and reverse repurchase transactions)(1) which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The proposed investment restriction has been drafted to provide flexibility for the Funds to respond to legal, regulatory and market developments.

    The Funds' current investment restrictions relating to short sales are combined with an investment restriction relating to the maintenance of margin accounts. The adoption of this revised restriction would result in the separation of the Funds' short sales investment restrictions from the Funds' fundamental investment restrictions relating to investments in margin accounts. The investment restrictions relating to investing in margin accounts are proposed to be eliminated (SEE Proposal #5(b) of this Proxy Statement).

    The Advisor does not anticipate that any additional risk to the Funds will occur as a result of amending the current investment restrictions because the Funds have no present intention of changing their current investment policies.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(f)

PROPOSAL #4(g):  TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING INDUSTRY CONCENTRATION

CURRENT RESTRICTION: NO SERIES MAY PURCHASE THE SECURITIES OF ISSUERS CONDUCTING THEIR PRINCIPAL BUSINESS ACTIVITIES IN THE SAME INDUSTRY, OTHER THAN OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, IF IMMEDIATELY AFTER SUCH PURCHASE, THE VALUE OF A SERIES' INVESTMENTS IN SUCH INDUSTRY WOULD EXCEED 25% OF THE VALUE OF THE TOTAL ASSETS OF THE SERIES ACROSS SEVERAL COUNTRIES.

PROPOSED RESTRICTION: NO FUND MAY CONCENTRATE (INVEST MORE THAN 25% OF ITS NET ASSETS) IN SECURITIES OF ISSUERS IN A PARTICULAR INDUSTRY (OTHER THAN SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OF ITS AGENCIES).

WHAT ARE THE LEGAL REQUIREMENTS GOVERNING INDUSTRY CONCENTRATION BY THE FUNDS?

    Under the 1940 Act, an investment company's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, an investment company "concentrates" its investments, for SEC purposes, if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. An investment company is not permitted to concentrate its investments in a particular industry unless it so states.

WHAT EFFECT WILL AMENDING THE CURRENT CONCENTRATION RESTRICTIONS HAVE ON THE FUNDS?

    The proposed restriction would amend the Funds' current investment restrictions by clarifying the concentration policy's application to the Funds' "net" assets, rather than to the Funds' "total" assets. (This is consistent with the SEC's revision of its historical position.) Further, the proposed investment restriction will provide investment flexibility that will help the Funds to respond to future legal, regulatory, market or technical developments. However, adoption of the proposed investment restriction is not expected to change materially the way in which the Funds are currently managed or operated.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #4(g)

-------------------
(1) While not explicitly mentioned in the proposed restriction, the Funds continue to be permitted, under the proposed investment restriction, to engage in when-issued and delayed delivery transactions.

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PROPOSAL #4(h):  TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING DIVERSIFICATION

    THIS PROPOSAL APPLIES TO THE UBS GLOBAL BALANCED FUND, UBS GLOBAL EQUITY FUND, UBS U.S. BALANCED FUND, UBS U.S. LARGE CAP EQUITY FUND AND UBS U.S. BOND FUND ONLY.

CURRENT RESTRICTION: NO SERIES MAY, AS TO 75% OF THE TOTAL ASSETS OF THE SERIES, PURCHASE THE SECURITIES OF ANY ONE ISSUER, OTHER THAN SECURITIES ISSUED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES, IF IMMEDIATELY AFTER SUCH PURCHASE MORE THAN 5% OF THE VALUE OF THE TOTAL ASSETS OF THE SERIES WOULD BE INVESTED IN SECURITIES OF SUCH ISSUER.

    NO SERIES MAY PURCHASE THE SECURITIES OF ANY ONE ISSUER IF, IMMEDIATELY AFTER SUCH PURCHASE, THE SERIES WOULD OWN MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF SUCH ISSUER.

PROPOSED RESTRICTION: NO FUND MAY PURCHASE THE SECURITIES OF ANY ONE ISSUER (OTHER THAN THE U.S. GOVERNMENT OR ANY OF ITS AGENCIES OR INSTRUMENTALITIES OR SECURITIES OF OTHER INVESTMENT COMPANIES) IF IMMEDIATELY AFTER SUCH INVESTMENT:
(a) MORE THAN 5% OF THE VALUE OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN SUCH ISSUER; OR (b) MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF SUCH ISSUER WOULD BE OWNED BY THE FUND, EXCEPT THAT UP TO 25% OF THE VALUE OF THE FUND'S TOTAL ASSETS MAY BE INVESTED WITHOUT REGARD TO SUCH 5% AND 10% LIMITATIONS.

WHAT ARE THE LEGAL REQUIREMENTS GOVERNING DIVERSIFICATION BY THE FUNDS?

    The 1940 Act prohibits a "diversified" investment company from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the investment company's total assets, more than 5% of the company's total assets would be invested in securities of that issuer, or the investment company would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the investment company's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTIONS HAVE ON THE FUNDS?

    Although the 1940 Act excludes the securities of other investment companies, as well as those of the U.S. government and its agencies and instrumentalities from the diversification requirement, the Funds' current diversification restrictions do not state that the securities of other investment companies are excluded for purposes of the diversification restriction.

    Amending the Funds' diversification restrictions would make them consistent with the definition of a diversified investment company under the 1940 Act with respect to the securities of other investment companies, and would provide the Funds with greater investment flexibility. Although the Funds' diversification restrictions will no longer serve to limit their investment in other investment companies, the Funds will be limited in such investments by the provisions of the 1940 Act. It is not currently anticipated that adoption of the proposed restriction would materially change the way the Funds are managed.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE FOR PROPOSAL #4(h)

PROPOSAL #5:  APPROVAL OF THE ELIMINATION OF CERTAIN OF THE FUNDS' FUNDAMENTAL
              INVESTMENT RESTRICTIONS

    EACH OF THE FOLLOWING SUB-PROPOSALS APPLIES TO THE UBS GLOBAL BALANCED FUND, UBS GLOBAL EQUITY FUND, UBS GLOBAL BOND FUND, UBS U.S. BALANCED FUND, UBS U.S. LARGE CAP EQUITY FUND, UBS U.S. EQUITY FUND, UBS U.S. BOND FUND AND UBS INTERNATIONAL EQUITY FUND ONLY.

WHY IS THE BOARD RECOMMENDING THAT THE FUNDAMENTAL RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THESE ELIMINATIONS HAVE ON THE FUNDS?

    Certain of the Funds' fundamental investment restrictions were originally drafted to comply with state laws and regulations, which, as a consequence of the enactment of NSMIA, are no longer applicable. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Funds are no longer legally required to include current fundamental investment restrictions pertaining to the six restrictions discussed below in this Proxy Statement.

    The Advisor has determined that eliminating the fundamental investment restrictions described below is consistent with the federal securities laws, and is therefore recommending that the shareholders approve the recommended eliminations. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Advisor believes that the Funds will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Advisor believes that eliminating the restrictions is in the best interest of the Funds' shareholders, as it will provide the Funds with increased flexibility to pursue their investment goals.

WHAT ARE THE RISKS IN ELIMINATING THE RESTRICTIONS?

    The Advisor does not anticipate that eliminating the investment restrictions will result in any additional risk to the Funds. Although the Funds' current investment restrictions, as drafted, are no longer legally required, the Funds' ability to invest in these six areas will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Funds have no current intention to change their present investment practices as a result of eliminating these investment restrictions, except to the limited extent described below.

PROPOSAL #5(a):  TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING INVESTING TO EXERCISE CONTROL OR MANAGEMENT

CURRENT RESTRICTION: NO SERIES MAY MAKE INVESTMENTS IN SECURITIES FOR THE PURPOSE OF EXERCISING CONTROL OVER OR MANAGEMENT OF THE ISSUER.

    The Funds' current fundamental investment restriction limits the Funds' ability to invest for purposes of exercising control or management. This investment restriction was enacted in response to various state securities laws and is no longer required because of NSMIA. Typically, if an investment company acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This investment restriction was intended to ensure that an investment company would not be engaged in the business of managing another company.

    Eliminating the investment restrictions will not have any impact on the day-to-day management of the Funds because the Funds have no present intention of investing in an issuer for the purposes of exercising control or management. Furthermore, in the case of each Fund that is classified as a diversified fund, the 1940 Act provides that, with respect to 75% of the Fund's total assets, the Fund may not purchase more than 10% of the outstanding voting securities of any issuer.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE FOR PROPOSAL #5(a)

PROPOSAL #5(b):  TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING PURCHASING SECURITIES ON MARGIN

    As discussed in Proposal #4(f) of this Proxy Statement, the Funds' current fundamental investment restrictions limit the Funds' ability to purchase securities on margin. This investment restriction was originally included in the Funds' list of investment restrictions in response to the various state law requirements to which investment companies were subject, which required a stated restriction in utilizing margin accounts. As discussed above, under NSMIA, the Funds are no longer required to have a fundamental policy regarding these types of investment activities.

    As a general matter, elimination of this fundamental investment restriction relating to purchasing securities on margin should not have an impact on the day-to-day management of the Funds, since the 1940 Act's prohibitions on these types of transactions would continue to apply to the Funds. The Funds are specifically precluded from purchasing securities on margin by Section 12 of the 1940 Act. The Funds' ability to purchase securities on margin also raises senior security issues. The Funds are prohibited from issuing senior securities under
Section 18 of the 1940 Act, as well as under their senior securities investment restrictions. Elimination of the investment restriction, therefore, would not affect the Funds' inability to purchase securities on margin. Finally, the Funds have not previously, nor do they currently intend, to engage in these investment activities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #5(b)

PROPOSAL #5(c):  TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING INVESTING IN UNSEASONED ISSUERS

CURRENT RESTRICTION:NO SERIES MAY INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN SECURITIES OF COMPANIES LESS THAN THREE YEARS OLD. SUCH THREE-YEAR PERIODS SHALL INCLUDE THE OPERATION OF ANY PREDECESSOR COMPANY OR COMPANIES.

    The Funds' current fundamental investment restriction limits the Funds' ability to invest in companies that have a record of less than three years of continuous operations. Prior to NSMIA, the Funds were required to adopt this investment restriction under various state laws. Under NSMIA, this limitation is not required to be a fundamental investment restriction. As a general matter, elimination of the Funds' fundamental restriction regarding investing in unseasoned issuers is not intended to have a material impact on the day-to-day management of the Funds.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE FOR PROPOSAL #5(c)

PROPOSAL #5(d):  TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING INVESTMENTS IN OTHER INVESTMENT COMPANIES

CURRENT RESTRICTION: NO SERIES MAY INVEST IN SECURITIES OF ANY OPEN-END INVESTMENT COMPANY, EXCEPT THAT: (i) A SERIES MAY PURCHASE SECURITIES OF MONEY MARKET MUTUAL FUNDS; (ii) THE UBS GLOBAL BALANCED FUND AND UBS GLOBAL EQUITY FUND MAY EACH INVEST IN THE SECURITIES OF CLOSED-END INVESTMENT COMPANIES AT CUSTOMARY BROKERAGE COMMISSION RATES IN ACCORDANCE WITH THE LIMITATIONS IMPOSED BY THE 1940 ACT AND THE RULES THEREUNDER; AND (iii) IN ACCORDANCE WITH ANY EXEMPTIVE ORDER OBTAINED FROM THE SEC WHICH PERMITS INVESTMENT BY A SERIES IN OTHER SERIES OR OTHER INVESTMENT COMPANIES OR SERIES THEREOF ADVISED BY THE ADVISOR. IN ADDITION, EACH SERIES MAY ACQUIRE SECURITIES OF OTHER INVESTMENT COMPANIES IF THE SECURITIES ARE ACQUIRED PURSUANT TO A MERGER, CONSOLIDATION, ACQUISITION, PLAN OF REORGANIZATION OR A SEC APPROVED OFFER OF EXCHANGE.

    The Funds' current fundamental investment restrictions limit the Funds' ability to invest in the securities of other open-end investment companies, except for money market mutual funds, in accordance with an SEC exemptive order, or in connection with a merger, consolidation, acquisition or reorganization. These current restrictions, which are more restrictive than the 1940 Act provisions in this regard, were originally included in the Funds' fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Funds are no longer legally required to retain such a policy as a fundamental investment restriction.

    Upon elimination of this investment restriction, the Funds would remain subject to the 1940 Act's restrictions on an investment company's ability to invest in other funds except to the extent the Funds' exemptive orders permit otherwise. The 1940 Act's restrictions state that an investment company may not purchase more than 3% of another investment company's total outstanding voting stock, commit more than 5% of its assets to the purchase of another investment company's securities, or have more than 10% of its total assets invested in securities of all other investment companies. The Funds would continue to operate in accordance with the exemptive orders (the "Orders") issued by the SEC that have granted relief to the Funds from the 1940 Act's limitations. The Orders permit, subject to certain conditions: (i) the Funds to invest in the series of UBS Relationship Funds, another investment company advised by the Advisor; and (ii) the Funds to invest in unregistered investment companies advised by the Advisor. As a shareholder in another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that a Fund would bear in connection with its own operations.

    Elimination of this investment restriction should not have an impact on the day-to-day management of the Funds.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #5(d)

PROPOSAL #5(e):  TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING INVESTING IN PUTS, CALLS AND STRADDLES

CURRENT RESTRICTION: NO SERIES MAY INVEST IN PUTS, CALLS, STRADDLES OR COMBINATIONS THEREOF EXCEPT TO THE EXTENT DISCLOSED IN A SERIES' PROSPECTUS.

    These investment restrictions were required to be adopted by certain states up until the adoption of NSMIA in 1996. Since these restrictions are no longer required under current law, the Advisor has recommended that these restrictions be eliminated. Notwithstanding the elimination of these restrictions, the Funds, when engaging in these activities, will do so in accordance with the limitations contained in the 1940 Act and the SEC Staff's interpretations thereof.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE FOR PROPOSAL #5(e)

PROPOSAL #5(f):  TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                 REGARDING INVESTMENTS IN OIL, GAS AND/OR MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS OR LEASES


    As discussed in Proposal #4(d) above, the Funds are subject to restrictions pertaining to these activities. Investments in such activities are subject to certain risks, including liquidity risk and increased susceptibility to economic cycles. These investment restrictions were required to be adopted by certain states prior to the enactment of NSMIA. As these restrictions are no longer required under present law, the Advisor has recommended that they be eliminated. Notwithstanding the elimination of these fundamental restrictions, the Funds do not expect to engage in these activities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL #5(f)

                                 OTHER BUSINESS

    The Trustees know of no other business to be presented at the Special Meeting other than Proposals #1 through #5, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

                          INFORMATION ABOUT THE TRUST

WHO ARE THE SERVICE PROVIDERS TO THE TRUST?

INVESTMENT ADVISOR. The Advisor, a Delaware corporation located in Chicago, Illinois, is an investment advisor registered with the SEC. As of December 31, 2001, the Advisor managed approximately $40.1 billion, primarily for institutional clients. The Advisor was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. The Advisor and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. The Advisor is a wholly owned subsidiary of UBS and a member of the UBS Asset Management division, which managed over $405 billion as of December 31, 2001. UBS Asset Management has offices worldwide, in addition to the Advisor's principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. The address of UBS is P.O. Box CH-8098, Zurich, Switzerland.

    In addition to managing the Trust (which consists of eighteen series), the Advisor also serves as investment advisor to two other investment companies: UBS Relationship Funds (the "Relationship Trust," which consists of twenty-one series (the "Relationship Series")) and Fort Dearborn Income Securities, Inc. The Advisor serves as sub-advisor to the International Equity Fund series of the Vision Group of Funds.

    The Advisor acts as the investment advisor to the following series of the Trust (the "UBS Portfolios") and of the Relationship Trust (the "Relationship Portfolios") that have investment objectives similar to the Funds for which shareholders are being asked to approve amended Investment Advisory Agreements:(2)


                                                                       EXPENSE CAP
                                                    MANAGEMENT FEE  APPLICABLE TO THE
                                                    PAYABLE TO THE         UBS
THE UBS PORTFOLIOS                   NET ASSETS(3)     ADVISOR         PORTFOLIOS
------------------                   -------------  --------------  -----------------
UBS U.S. Small Cap Equity Fund*           $0            1.00%             1.15%
UBS U.S. Real Estate Equity Fund*         $0            0.90%             1.05%
UBS Emerging Markets Debt Fund*           $0            0.65%             1.15%
UBS Emerging Markets Equity Fund          $0            1.10%             1.60%

-------------------


(2) The investment objective of each Relationship Portfolio is to maximize total return, consisting of capital appreciation and current income, while controlling risk. For the Non-Sub-Advised Funds and those UBS Portfolios marked with an asterisk (*), the investment objective is to maximize total return, consisting of capital appreciation and current income. The UBS Emerging Markets Equity Fund's investment objective is to maximize capital appreciation. The Sub-Advised Funds (except for the UBS High Yield Fund) have an investment objective of long term capital appreciation.
(3)  Net assets, in millions, as of January 31, 2002.

                                                                       EXPENSE CAP
                                                    MANAGEMENT FEE  APPLICABLE TO THE
                                                    PAYABLE TO THE    RELATIONSHIP
THE RELATIONSHIP PORTFOLIOS          NET ASSETS(3)    ADVISOR(4)       PORTFOLIOS
---------------------------          -------------  --------------  -----------------
UBS Global Securities Relationship
  Fund                               $535,687,555        N/A              0.05%
UBS Global Bond Relationship Fund         $0             N/A              0.05%
UBS U.S. Equity Relationship Fund    $ 46,888,012        N/A              0.01%
UBS U.S. Large Cap Equity
  Relationship Fund                  $ 13,671,583        N/A              0.01%
UBS High Yield Relationship Fund     $258,762,177        N/A             N/A(5)
UBS Defensive High Yield
  Relationship Fund                       $0             N/A              0.01%
UBS U.S. Intermediate Cap Equity
  Relationship Fund                       $0             N/A              0.01%
UBS U.S. Value Equity Relationship
  Fund                               $118,832,260        N/A              0.01%
UBS U.S. Small Cap Equity
  Relationship Fund                  $176,587,046        N/A             N/A(5)
UBS International Equity
  Relationship Fund                  $ 60,042,630        N/A              0.06%
UBS Emerging Markets Equity
  Relationship Fund                  $255,080,080        N/A              0.50%
UBS U.S. Core Plus Relationship
  Fund                                    $0             N/A              0.05%
UBS U.S. Bond Relationship Fund      $ 28,242,911        N/A              0.01%
UBS Short Duration Relationship
  Fund                                    $0             N/A              0.01%
UBS Emerging Markets Debt
  Relationship Fund                  $144,556,067        N/A              0.50%
UBS Enhanced Yield Relationship
  Fund                                    $0             N/A              0.01%
UBS Short-Term Relationship Fund     $ 35,948,139        N/A              0.05%
UBS U.S. Securitized Mortgage
  Relationship Fund                  $511,017,563        N/A              0.10%

-------------------


(4) The Advisor receives no fees from the Relationship Portfolios or the Relationship Trust for providing investment advisory services to the Relationship Portfolios, and the Advisor is responsible for paying its own expenses.
(5) For these Relationship Portfolios, the Advisor has agreed to pay all of the respective Portfolio's total operating expenses.

    The Chairman and Chief Executive Officer of the Advisor is Benjamin F. Lenhardt, Jr. The directors of the Advisor are: Jeffrey J. Diermeier, Benjamin
F. Lenhardt, Jr., Nicholas C. Rassas and Brian M. Storms. Each director's address (with the exception of Mr. Storms) is the office of the Advisor at 209 South LaSalle Street, Chicago, Illinois 60604. The address for Mr. Storms is the office of UBS Global AM at 51 West 52nd Street, New York, New York 10019. The principal occupation of each of the directors of the Advisor is as follows:
Mr. Diermeier, Director, Chief Investment Officer and Managing Director, the Advisor; Mr. Lenhardt, Director, Chief Executive Officer and Managing Director, the Advisor; Mr. Rassas, Director, Vice President and Managing Director, the Advisor and Mr. Storms, Director, President and Chief Operating Officer of the Advisor, and Chief Operating Officer and President of UBS Global AM.


    For the fiscal year ended June 30, 2001, pursuant to the distribution plans that were adopted by the Board pursuant to Rule 12b-1 under the 1940 Act, compensation in the amount of $469,386.42 was paid to UBS, an affiliate of the Advisor, in return for services provided in selling shares of the UBS Investment Funds class of shares of the Funds. It is not anticipated that these payments will be made in the current fiscal year. It is anticipated that compensation will be paid in the current fiscal year to UBS Global AM, an affiliate of the Advisor and a subsidiary of UBS, under distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act.

UNDERWRITER TO THE FUNDS. UBS Global AM serves as the principal underwriter for the continuous sale of shares of each Series of the Trust pursuant to a Principal Underwriting Contract, dated November 5, 2001, which was last approved at a meeting of the Trust's Board held on May 21, 2001. UBS Global AM is a broker-dealer registered with the SEC and a member in good standing of the National Association of

Securities Dealers, Inc. UBS Global AM is located at 51 West 52nd Street, New York, New York 10019-6114.

THE ADMINISTRATOR. UBS Global AM also serves as administrator to the Funds. UBS Global AM receives a fee from each Fund at the annual rate of 0.075% of its average daily net assets. The Funds did not pay any fees to UBS Global AM, an affiliate of the Advisor, during the fiscal year ending June 30, 2001, for services as principal underwriter or administrator. Prior to November 5, 2001, J.P. Morgan Investor Services Company ("J.P. Morgan"), a corporate affiliate of J.P. Morgan Chase & Co., was administrator to the Funds. J.P. Morgan currently serves as sub-administrator to the Funds. The address of J.P. Morgan is 73 Tremont Street, Boston, MA 02108-3913.

OTHER MATTERS RELATING TO THE TRUST. The Trust is an open-end management investment company, as defined in the 1940 Act. The shares of the Trust, when issued, will be fully paid and nonassessable, and within each series or class, have no preference as to conversion, exchange, dividends, redemption or other features. The shares of the Trust, which the Trustees may, from time to time, establish, shall have no preemptive rights. The shares of the Trust have non-cumulative voting rights. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the series or class and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that:
(i) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or by the law governing Delaware business trusts, such requirement as to a separate vote by that series or class shall apply in lieu of Single Class Voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more series or classes, then, subject to (iii) below, the shares of all other series or classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote.

            FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

RECORD DATE. Shareholders of record at the close of business on April 2, 2002 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares.

    As of the Record Date, there were the following number of shares of beneficial interest outstanding of each Fund:


                                                       NUMBER OF
                                                        SHARES
                                                      OUTSTANDING
                                                      -----------
UBS GLOBAL BALANCED FUND..........................   15,668,221.061
                                                    ---------------
  Class A.........................................      553,325.017
  Class B.........................................       10,954.399
  Class C.........................................       27,379.971
  Class Y.........................................   15,076,561.674
UBS GLOBAL EQUITY FUND............................    5,620,611.900
                                                    ---------------
  Class A.........................................    1,626,702.099
  Class B.........................................       27,913.885
  Class C.........................................       21,206.623
  Class Y.........................................    3,944,789.293
UBS GLOBAL TECHNOLOGY FUND........................      347,325.658
                                                    ---------------
  Class A.........................................      142,514.816
  Class B.........................................            0.000
  Class C.........................................            0.000
  Class Y.........................................      204,810.842
UBS GLOBAL BIOTECH FUND...........................      537,178.724
                                                    ---------------
  Class A.........................................       58,800.992
  Class B.........................................        2,950.047
  Class C.........................................          117.509
  Class Y.........................................      475,310.176
UBS U.S. LARGE CAP GROWTH FUND....................      608,445.121
                                                    ---------------
  Class A.........................................      202,835.872
  Class B.........................................       10,011.013
  Class C.........................................       84,641.928
  Class Y.........................................      310,956.308
UBS U.S. SMALL CAP GROWTH FUND....................    3,811,312.145
                                                    ---------------
  Class A.........................................      178,425.285
  Class B.........................................       40,328.727
  Class C.........................................       29,857.361
  Class Y.........................................    3,562,700.772
UBS U.S. EQUITY FUND..............................    7,482,059.369
                                                    ---------------
  Class A.........................................      819,338.268
  Class B.........................................       17,251.933
  Class C.........................................        3,226.002
  Class Y.........................................    6,642,243.166

                                                       NUMBER OF
                                                        SHARES
                                                      OUTSTANDING
                                                      -----------
UBS U.S. BOND FUND................................    8,997,581.182
                                                    ---------------
  Class A.........................................    1,143,939.675
  Class B.........................................       62,910.656
  Class C.........................................       89,447.057
  Class Y.........................................    7,701,283.794
UBS GLOBAL BOND FUND..............................    3,442,495.284
                                                    ---------------
  Class A.........................................      222,011.278
  Class B.........................................       15,036.938
  Class C.........................................            0.000
  Class Y.........................................    3,205,447.068
UBS U.S. BALANCED FUND............................    2,606,469.279
                                                    ---------------
  Class A.........................................      172,492.656
  Class B.........................................       39,154.143
  Class C.........................................       28,445.367
  Class Y.........................................    2,366,377.113
UBS U.S. LARGE CAP EQUITY FUND....................      379,807.053
                                                    ---------------
  Class A.........................................       35,117.086
  Class B.........................................        7,396.771
  Class C.........................................            0.000
  Class Y.........................................      337,293.196
UBS HIGH YIELD FUND...............................   11,277,285.149
                                                    ---------------
  Class A.........................................            0.000
  Class B.........................................    2,594,242.223
  Class C.........................................    2,869,705.793
  Class Y.........................................    5,813,337.133
UBS INTERNATIONAL EQUITY FUND.....................   15,155,469.535
                                                    ---------------
  Class A.........................................      259,189.277
  Class B.........................................        2,276.060
  Class C.........................................        3,776.350
  Class Y.........................................   14,890,227.848
UBS U.S. VALUE EQUITY FUND........................      436,071.701
                                                    ---------------
  Class A.........................................       90,369.057
  Class B.........................................       20,313.940
  Class C.........................................       25,148.240
  Class Y.........................................      300,240.464

    From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of management, as of the Record Date, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the:


NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS GLOBAL BALANCED FUND
CLASS A
UBS AG
Omnibus Reinvest Account                       68,743.724     12.42%
10 E. 50th Street
New York, NY 10022-6831
Fox & Co.
P.O. Box 976                                   35,461.529      6.41%
New York, NY 10268-0976
PFPC Trust Company Customer IRA
FBO Preston B. Henn                            32,348.628      5.85%
1117 Hillsboro Beach A1A
Pompano Beach, FL 33062
UBS PaineWebber Inc.
FBO Claudio Schuger                            28,581.364      5.17%
6199 Wincliff Drive
West Bloomfield, MI 48322-4800
UBS PaineWebber Inc.
FBO The Fryer Trust
Leonard Fryer & Michael Anne Fryer             31,013.381      5.60%
Trustee
1857 Alameda Diablo
Diablo, CA 94528
CLASS B
Salomon Smith Barney Inc.
000152B00403                                    8,756.885     79.94%
333 West 34th Street -- 3rd Floor
New York, NY 10001
UBS PaineWebber Inc.
FBO Dawn L. Kramer TOD
K.K. Petersen, A.J. Petersen, B.N.              1,178.226     10.76%
Petersen
P.O. Box 452
Ranchester, WY 82839-0452
UBS PaineWebber Inc.
FBO PaineWebber Customer
Robert W. Spear                                   951.261      8.68%
14 Eugley Hill Road
Nobleboro, ME 04555-9547

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
CLASS C
UBS PaineWebber Inc. FBO
Nancy I. Blum Trustee
Jeffrey D. Blum Irreovcable Trust U/A/D         1,804.264      6.59%
12/1/97
3120 Forrer Street
Cincinnati, OH 45209-1016
UBS PaineWebber Inc. FBO
Nancy I. Blum Trustee
Daniel D. Blum Irrevocable Trust U/A/D          1,804.264      6.59%
12/1/97
3120 Forrer Street
Cincinnati, OH 45209-1016
UBS PaineWebber Inc. FBO
David D. Blum Custodian for
Jeffrey D. Blum under the Ohio Act               2,319.77      8.47%
3120 Forrer Street
Cincinnati, OH 45209-1016
UBS PaineWebber Inc. FBO
David D. Blum Custodian for
Daniel D. Blum under the Ohio Act               2,577.519      9.41%
3120 Forrer Street
Cincinnati, OH 45209-1016
UBS PaineWebber Inc. FBO
David D. Blum Custodian for
Elizabeth M. Blum under the Minors Act          3,866.279     14.12%
3120 Forrer Street
Cincinnati, OH 45209-1016
UBS PaineWebber Inc. FBO
PaineWebber Cust
Lois D. Osborn                                  3,358.925     12.27%
9739 Dorset Lane
Eden Prairie, MN 55347-3137
UBS PaineWebber Inc. FBO
Neva J. Hjelmstad &
Judith Martin Ventres TTEES                     1,481.481      5.41%
U/A/D 4/20/94
750D Cahill Rd., Apt. 107C
Edina, MN 55439-2735
UBS PaineWebber Inc. FBO
PaineWebber Cust
Angelo Sciullo                                  4,598.901     16.80%
P.O. Box 38370
Pittsburgh, PA 15238-8370

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
CLASS Y
Bankers Trust Co.
Trst Supervalu Inc. 401K Master Trust
c/o BTNY Services                           1,906,434.285     12.65%
34 Exchange Pl. Fl. 4
Jersey City, NJ 07302-3885
Wilmington Trust Co. TTEE
Brinson Partners Inc. Supp. Incent.
Comp. Plan                                  4,998,825.116     33.16%
c/o Mutual Funds
P.O. Box 8880
Wilmington, DE 19899-8880
Charles Schwab & Co. Inc.
Attn: Mutual Funds                          1,862,564.149     12.35%
101 Montgomery Street
San Francisco, CA 94104-4122
UBS GLOBAL EQUITY FUND
CLASS A
UBS AG
Omnibus Reinvest Account                      104,558.188      6.43%
10 E. 50th Street
New York, NY 10022-6831
Fox & Co.
P.O. Box 976                                  111,756.889      6.87%
New York, NY 10268-0976
UBS PaineWebber Inc.
FBO Jeffrey J. Diermeier & Julia M.
Diermeier JT WROS                             404,040.404     24.84%
109 S. County Line Road
Hinsdale, IL 60521-4722
CLASS B
UBS PaineWebber Inc. FBO
Scott W. Jones -- T.O.D.
Scott W. Jones Family Trust-Beneficiary         13,857.29     49.64%
1125 W. Schubert
Chicago, IL 60614-1308
UBS PaineWebber Inc. FBO
Thomas M. Cappels & Michele D.
Cappels TTEES of the Thomas M.                   3,021.15     10.82%
Family Trust DTD 3/23/99
568 Anchor Circle
Redwood City, CA 94065-8454

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS PaineWebber Inc. FBO
Anthony & Debbie Garcia &
Edwina Wood TTEES                                8,987.92     32.20%
IRREV TRUST DTD 2/14/95
P.O. Box 250
Velarde, NM 87582-0250
UBS PaineWebber Inc. FBO
PaineWebber Cust
Steve Sucic                                      2,047.52      7.34%
IRA Rollover
P.O. Box 4587
Huntsville, AL 35815-4587
CLASS C
UBS PaineWebber Inc. FBO
Kenneth Racke                                   3,524.855     16.62%
38 Bittersweet Drive
Alexandria, KY 41001-1300
UBS PaineWebber Inc. FBO
PaineWebber Cust
Kenneth Racke                                   1,843.457      8.69%
38 Bittersweet Drive
Alexandria, KY 41001-1300
UBS PaineWebber Inc. FBO
PaineWebber Cust
UBS PaineWebber CDN FBO                         5,128.205     24.18%
Huguette Machbitz
P.O. Box 3321
Weehawken, NJ 07086-8154
UBS PaineWebber Inc. FBO
Michael E. Ullian C/F
Naomi Rachel Ullian U/SC/UGMA                   1,170.787      5.52%
1558 Boone Hill Road
Charleston, SC 29407-3002
UBS PaineWebber Inc. FBO
PaineWebber Cust
Michael E. Ullian C/F                           2,898.951     13.67%
David Marc Ullian U/SC/UGMA
1558 Boone Hill Road
Charleston, SC 29407-3002
UBS PaineWebber Inc. FBO
Marion W. Currier
REV TR 1999 U/D/T 11/18/99                      2,500.597     11.79%
Marion W. Currier TTEE
32 Boulevard Road
Wellesley, MA 02481-1601

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS PaineWebber Inc. FBO
Ms. Janet E. Bulan
Gracie Station                                  1,919.945      9.05%
P.O. Box 1206
New York, NY 10028-0048
CLASS Y
Wilmington Trust Co. TTEE
Brinson Partners Inc. Supp. Inc. Comp.
Pl.                                         1,227,426.053     31.12%
c/o Mutual Funds
P.O. Box 8880
Wilmington, DE 19899-8880
State Street Bank & Trust Co. TTEE
The UBS Savings & Investment Plan           1,244,411.114     31.55%
105 Rosemont Road
Westwood, MA 02090-2318
IMS & Co.
FBO Various Customers                         491,214.533     12.45%
P.O. Box 3865
Englewood, CO 80155-3865
Charles Schwab & Co. Inc.
Attn: Mutual Funds                            451,385.337     11.44%
101 Montgomery Street
San Francisco, CA 94104-4122
UBS GLOBAL TECHNOLOGY FUND
CLASS A
UBS AG
Omnibus Reinvest Account                       17,891.570     12.55%
10 E. 50th Street
New York, NY 10022-6831
Swisstor & Company
UBS AG Canada                                  38,415.000     26.96%
154 University Avenue, 7th Floor
Toronto, Ontario CA M5H3Z4
UBS PaineWebber Inc.
FBO John C. Nichols & Kathryn R. Nichols
JTWROS                                         11,677.210      8.19%
4500 West 139th Street
Leawood, KS 66224-1112
UBS PaineWebber Inc.
FBO William L. Niconchuk                       10,807.710      7.58%
267 Lowell Street
Peabody, MA 01960-4005

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS PaineWebber Inc.
FBO RDA International Inc.
Profit Sharing Plan                            28,548.309     20.03%
3401 Allen Parkway
Houston, TX 77019-1807
CLASS Y
Wilmington Trust Corp. TTEE
FBO Brinson Partners DCP Plan
A/C 47387-7                                    40,809.984     19.93%
1100 N. Market Street
Wilmington, DE 19890-0001
IMS & Co.
FBO Various Customers                          80,386.493     39.25%
P.O. Box 3865
Englewood, CO 80155-3865
Charles Schwab & Co. Inc.
Attn: Mutual Funds                             57,884.120     28.26%
101 Montgomery Street
San Francisco, CA 94104-4122
UBS GLOBAL BIOTECH FUND
CLASS A
UBS AG
Omnibus Reinvest Account                        5,523.459      9.39%
10 E. 50th Street
New York, NY 10022-6831
UBS PaineWebber Inc.
FBO PaineWebber Cust.
John C. Nichols & Kathryn R. Nichols            8,659.520     14.73%
JTWROS
4500 West 139th Street
Leawood, KS 66224-1112
UBS PaineWebber Inc.
FBO PaineWebber Cust.
Irving C. Nason MD                              4,127.725      7.02%
3952 Claremont Dr.
Bakersfield, CA 93306-3628
UBS PaineWebber Inc.
FBO PaineWebber Cust.
UBS PaineWebber CDN FBO                         6,359.946     10.82%
Jean Dorsey, IRA
P.O. Box 3321
Weehawken, NJ 07086-8154

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS PaineWebber Inc.
FBO Dana M. Baldwin
Trustee for The Dana M. Baldwin Trust           3,917.781      6.66%
3454 Stoner Avenue
Los Angeles, CA 90066-2820
UBS PaineWebber
FBO PaineWebber Cust.
UBS PaineWebber CDN FBO Martha Gabbay           3,561.254      6.06%
P.O. Box 3321
Weehawken, NJ 07086-8154
UBS PaineWebber
FBO RDA International Inc. Profit
Sharing Plan                                    7,762.730     13.20%
3401 Allen Parkway
Houston, TX 77019-1807
CLASS B
UBS PaineWebber Inc. FBO
Paul S. Taylor Trustee FBO
Albert Adams Taylor Trust                        1,336.57     45.31%
U/A DTD 11/23/84
P.O. Box 5546
Madison, WI 53705-0546
UBS PaineWebber Inc. FBO
Paul S. Taylor Trustee FBO
Susan Peacely Taylor Trust                       1,215.07     41.19%
U/A DTD 11/23/84
P.O. Box 5546
Madison, WI 53705-0546
UBS PaineWebber Inc. FBO
PaineWebber Cust
UBS PaineWebber CDN FBO                           265.604      9.00%
George Quintero IRA R/O
P.O. Box 3321
Weehawken, NJ 07086-8154
CLASS C
UBS PaineWebber Inc. FBO
Mark L. Hughes                                    117.509    100.00%
303 Mayflower Drive
Knoxville, TN 37920-5873
CLASS Y
Brinson Partners Inc.
Attn: Vicki Heller                             50,685.397     10.66%
209 S. LaSalle Street
Chicago, IL 60604-1219

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
Wilmington Trust Corp. TTEE
FBO Brinson Partners DCP Plan
A/C 47386-6                                   158,279.762     33.30%
1100 N. Market Street
Wilmington, DE 19890-0001
Wilmington Trust Corp. TTEE
FBO Brinson Partners DCP Plan
A/C 47387-6                                    57,303.728     12.06%
1100 N. Market Street
Wilmington, DE 19890-0001
IMS & Co.
FBO Various Customers                          47,103.676      9.91%
P.O. Box 3865
Englewood, CO 80155-3865
Charles Schwab & Co. Inc.
Attn: Mutual Funds                            130,806.463     27.52%
101 Montgomery Street
San Francisco, CA 94104-4122
UBS GLOBAL BOND FUND
CLASS A
UBS AG
Omnibus Cash Account                           12,232.910      5.51%
10 E. 50th Street
New York, NY 10022-6831
Fox & Co.
P.O. Box 876                                   25,951.166     11.69%
New York, NY 10268-0976
Wexford Clearing Services Corp.
FBO Mephisto 401 Ltd. No. 2
Custom House Admn. & Corp. Svcs.              121,452.285     54.71%
25 Eden Quay
Dublin 1 Ireland
UBS PaineWebber Inc.
FBO PaineWebber Customer
Hans Ueli Surber                               25,692.643     11.57%
2 Saturn Street
San Francisco, CA 94114-1421
CLASS B
First Clearing Corp.
Magee Hemmer (IRA) FCC as Custodian            12,650.303     84.13%
1661 S. French Road
Lake Leelanau, MI 49653-9557

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
CLASS Y
BHC Securities Inc.
Attn: Mutual Funds
One Commerce Square, 2005 Market Street,      169,333.179      5.28%
Suite 1200
Philadelphia, PA 19103-7008
Wilmington Trust Co. TTEE
Brinson Partners Inc. Supp. Inc. Comp.
Pl.                                           639,933.316     19.96%
c/o Mutual Funds
P.O. Box 8880
Wilmington, DE 19899-8880
Wilmington Trust Co. Trste
FBO Brinson Partners Inc. D/C/P
A/C 42990-06                                  629,951.324     19.65%
c/o Mutual Funds
P.O. Box 8880
Wilmington, DE 19899-8880
State Street Bank & Trust Co. TTEE
The UBS Savings & Investment Plan             448,451.915     13.99%
105 Rosemont Road
Westwood, MA 02090-2318
IMS & Co.
FBO Various Customers                         283,528.697      8.85%
P.O. Box 3865
Englewood, CO 80155-3865
Charles Schwab & Co. Inc.
Attn: Mutual Funds                            585,328.487     18.26%
101 Montgomery Street
San Francisco, CA 94104-4122
UBS U.S. BALANCED FUND
CLASS A
UBS AG
Omnibus Reinvest Account                       32,605.999     18.90%
10 E. 50th Street
New York, NY 10022-6831
Thomas M. Quinn and Christine M. Brown
Quinn
JT Ten                                          9,997.391      5.80%
P.O. Box 529
St. Albans, Herts England
UBS PaineWebber Inc.
FBO Joel S. Nachman, Christin J. Nachman
JT Ten                                         19,160.283     11.11%
Rd. 3 Box 94 W. Street
Mt. Washington, MA 012580-9713

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS PaineWebber Inc.
FBO Laura Hug
Trustee for The Laura Hug Living Trust         19,919.271     11.55%
9534 Gloaming Drive
Beverly Hills, CA 90210-1715
UBS PaineWebber Inc.
FBO Lillie Blankenship Trustee
FBO Blankenship Family Trust of 1999 DTD       13,705.941      7.95%
8/6/99
400 Madrona Avenue SE Apt. 419
Salem, OR 97302-6622
UBS PaineWebber Inc.
FBO Raymond E. DiBattista                      11,358.611      6.58%
975 Beechwood Drive
Windber, Pa 15963-1568
CLASS B
UBS PaineWebber
FBO Rollin B. Norris TTEE
Rollin B. Norris Trust                          3,261.346      8.33%
1626 Strathcona
Detroit, MI 48203-1468
UBS PaineWebber Inc.
FBO Doris McKay TTEE of the Doris McKay
Trust DTD 5/1/94                                2,261.743      5.78%
c/o Jayne Montemer
11382 Donovan Road
Los Alamitos, CA 90720-2932
UBS PaineWebber Inc.
FBO Paine Webber Customer
PaineWebber CDN FBO Martha Julaphongs           3,633.634      9.28%
P.O. Box 3321
Weehawken, NJ 07087-8154
UBS PaineWebber Inc
FBO Mitchell C. Wall & Marilyn M. Wall
JT TEN                                          2,895.047      7.39%
c/o Wall & Wall
P.O. Box 22064
Milwaukie, OR 97269-2064
UBS PaineWebber Inc.
FBO PaineWebber Customer
R. Scott Michigan                               2,359.321      6.03%
6 High Meadows Drive
Mullica Hill, NJ 08062-9461
UBS PaineWebber Inc.
FBO PaineWebber Customer
PaineWebber CDN FBO Clare L. Koznek             4,471.965     11.42%
P.O. Box 3321
Weehawken, NJ 07087-8154

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS PaineWebber Inc.
FBO Mr. David E. Wicker, III                    2,441.994      6.24%
6637 Meadowcreek Drive
Dallas, TX 75254-7900
UBS PaineWebber Inc.
FBO Peter Hayes                                 3,119.630      7.97%
5 Sugarbrook Road
Malvern, PA 19355-3423
CLASS C
UBS PaineWebber Inc. FBO
Mr. David E. Wicker, III                        9,639.950     33.89%
6637 Meadowcreek Drive
Dallas, TX 75254-7900
UBS PaineWebber Inc. FBO
Jon H. Wilson                                  12,328.808     43.34%
1636 Saratoga Way
Edmond, OK 73003-3550
UBS PaineWebber Inc. FBO
Cynthia A. Lloyd                                2,913.978     10.24%
238 Horace Baker Road
Zebulon, NC 27597-6364
CLASS Y
Brown Brothers Harriman Cust. For AFP
Provida
Attn: Susie Pestana                           287,107.259     12.13%
59 Wall Street
New York, NY 10005-2808
The Society of the Sisters of Christian
Charity                                       249,040.601     10.52%
2041 Elmwood Avenue
Wilmette, IL 60091-1431
State Street Bank & Trust Co.
TTEE The UBS Savings & Investment Plan      1,505,166.283     63.61%
105 Rosemont Road
Westwood, MA 02090-2318
Charles Schwab & Co. Inc.
Attn: Mutual Funds                            151,067.818      6.38%
101 Montgomery Street
San Francisco, CA 94104-4122

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS U.S. LARGE CAP EQUITY FUND
CLASS A
Thomas Michael Quinn
and Christine M. Brown Quinn JT Ten            12,071.985     34.38%
P.O. Box 529
St. Albans, Herts England
Clayton S. Hovivian Profit Sharing Plan
Clayton Hovivian Plan Director                  3,313.553      9.44%
601 S. Figueroa Street, Floor 47
Los Angeles, CA 90017-5704
UBS PaineWebber Inc.
FBO Leonard S. Wicklund TTEE Leonard S.
Wicklund                                        1,999.126      5.69%
4614 Forest Way Circle
Long Grove, IL 60047-8229
UBS PaineWebber Inc.
FBO Ms. Jocelyn L. Lorenzo
c/o Ernst & Young                               5,351.041     15.24%
7 Rolls Buildings Fetter Lane
London EC4A 1NH England
UBS PaineWebber Inc.
FBO Nazar Mahmoud & Ghassan Mahmoud
JT/WROS                                         5,131.407     14.61%
1801 Avenue of the Stars, Suite 1107
Los Angeles, CA 90067-5805
UBS PaineWebber Inc.
FBO Donald & Margaret Powell TTEES
FBO The Powell Rev Living Trust                 4,471.061     12.73%
P.O. Box 629
Genoa, NV 89411-0629
CLASS B
UBS PaineWebber Inc. FBO
Bernard R. Laliberte
Cesaria S. Laliberte                             3,087.63     41.74%
JT WROS
8 Hornbeam Street
Rockland, MA 02370-2847
UBS PaineWebber FBO
Henry Sarno, Jr. and
Marie S. Sarno                                   1,670.26     22.58%
Cedar Creek
25611 Spring Tide Court
Bonita Springs, FL 34135-9510

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS PaineWebber Inc. FBO
Irene M. Dunchus and
David E. Corey JT TEN WROS                       1,098.55     14.85%
617 Baldwinville Road
Baldwinville, MA 01436-1327
UBS PaineWebber Inc. FBO
Lewis Levy &
Ursula Levy CO-TTEES                             1,540.33     20.82%
SOLL UNITTRUST UAD 3/31/96
P.O. Box 4670
Scottsdale, AZ 85261-4670
CLASS Y
Fidelity Invest Inst. Operations Co.
Inc.
Agnt. Certain Employee Benefit Plans           79,807.838     23.66%
Fidelity Invest-Financial Oper.
100 Magellan Way #1C
Covington, KY 41015-1987
Wilmington Trust Co.
FBO Brinson Partners Inc. Supp. Incent.
Comp. Plan
A/C 47386-5                                   182,173.597     54.01%
c/o Mutual Funds
P.O. Box 8882
Wilmington, DE 19899-8882
Wilmington Trust Co.
FBO Brinson Partners Inc. Def. Comp.
Plan
A/C 47387-5                                    64,067.885     18.99%
c/o Mutual Funds
P.O. Box 8882
Wilmington, DE 19899-8882
UBS U.S. LARGE CAP GROWTH FUND
CLASS A
UBS PaineWebber Inc.
FBO MSD Ltd.                                   22,904.505     11.29%
2915 Cochise Court
Park City, UT 84060-7447
UBS PaineWebber Inc.
FBO George Arzt, Ann Weisbrod JT TEN           38,142.478     18.80%
247 W. 12th Street #3B
New York, NY 10014-1992
UBS PaineWebber Inc.
FBO Dana M. Baldwin, Trustee for The
Dana M. Baldwin Trust                          12,197.021      6.01%
3454 Stoner Avenue
Lost Angeles, CA 90066-2820

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS PaineWebber Inc.
FBO RDA International Inc. Profit
Sharing Plan                                   11,470.453      5.66%
3401 Allen Parkway
Houston, TX 77019-1807
UBS PaineWebber Inc.
FBO Anron Heating & Air Conditioning
Inc. Pension Plan                              10,947.784      5.40%
440 Wyandanch Avenue
North Babylon, NY 11704-1506
UBS PaineWebber Inc.
FBO PJ Mechancial Corp. ABC Employee
Pension Plan                                   15,696.876      7.74%
135 W. 18th Street
New York, NY 10011-4104
CLASS B
UBS PaineWebber Inc. FBO
George Casimates
Patricia Casimates JT WROS                        606.281      6.06%
4006 Fox Valley Drive
Rockville, MD 20853-3222
UBS PaineWebber FBO
Mary F. Wolf                                     1,003.11     10.02%
1106 Kea Court
New Bern, NC 28560-7230
UBS PaineWebber Inc. FBO
Evelyn K. Marchak                                 668.742      6.68%
3445 Davisville Road
Hatboro, PA 19040-4231
UBS PaineWebber Inc. FBO
Etha Brust Quinlan Trustee
FBO The Quinlan Rev Trust                         540.594      5.40%
U/A DTD 10/1/98
15801 W. Futura Drive
Sun City West, AZ 85375-6592
UBS PaineWebber Inc. FBO
Laurie Jean Bloecher                              754.204      7.53%
2781 Edgewood Road
Upper Arlington, OH 43220-4514
UBS PaineWebber Inc. FBO
PaineWebber Cust
Steve Sucic                                      3,123.97     31.21%
IRA Rollover
P.O. Box 4587
Huntsville, AL 35815-4587

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS PaineWebber Inc. FBO
Wendy A. Crothers Custodian for
Sara C. Crothers UN MA UTMA                       953.041      9.52%
11 Orchard Road
Southboro, MA 01772-1455
UBS PaineWebber Inc. FBO
Edward J. Mieczkowski &
Constance S. Mieczkowski JTWROS                   636.656      6.36%
4 Laurel Drive
Hadley, MA 01035-9726
CLASS C
UBS PaineWebber Inc. FBO
Ronald Shapiro                                 60,044.880     70.94%
1773 Mitchell Court
Daytona Beach, FL 32128-6760
UBS PaineWebber FBO
Evelyn R. Shapiro                              18,274.570     21.59%
1773 Mitchell Court
Daytona Beach, FL 32128-6760
CLASS Y
Wilmington Trust Company
FBO Brinson Partners Inc. Def. Comp.
Plan AC 47387-4                                98,964.786     31.83%
c/o Mutual Funds
P.O. Box 8882
Wilmington, DE 19899-8882
UBS PaineWebber Inc.
FBO F. Davis Terry, Jr.                        41,826.139     13.45%
1035 Fifth Avenue, Apt. #16C
New York, NY 10028-0135
UBS PaineWebber Inc.
FBO Howard, Smith & Levin Savings &
Profit Sharing Plan                           123,721.246     39.79%
1330 Avenue of the Americas
New York, NY 10019-5400
UBS U.S. SMALL CAP GROWTH FUND
CLASS A
UBS AG
Omnibus Reinvest Account                       16,416.166      9.20%
10 E. 50th Street
New York, NY 10022-6831
UBS PaineWebber Inc.
FBO Scott G. Erickson                          15,579.330      8.73%
250 Manzanita Avenue
Santa Clara, CA 95051-6825

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS PaineWebber Inc.
FBO Christopher P. Bently                      10,359.452      5.81%
P.O. Box 68
Stinson Beach, CA 94970-0068
UBS PaineWebber Inc.
FBO Dana M. Baldwin, Trustee for The
Dana M. Baldwin Trust                          15,972.751      8.95%
3454 Stoner Avenue
Los Angeles, CA 90066-2820
UBS PaineWebber Inc.
FBO RDA International Inc. Profit
Sharing Plan                                   13,627.470      7.64%
3401 Allen Parkway
Houston, TX 77019-1807
CLASS B
UBS PaineWebber Inc.
FBO Beverly Lombardo                            2,415.060      5.99%
7720 Fairmount
Downers Grove, IL 60516-3932
UBS PaineWebber Inc.
FBO Thomas M. Cappels & Michael D.
Cappels
TTEES of the Thomas M. Family Trust DTD         2,849.003      7.06%
3/23/99
568 Anchor Circle
Redwood City, CA 94065-8454
UBS PaineWebber
FBO PaineWebber Cust
Tom Cappels                                     3,418.804      8.48%
568 Anchor Circle
Redwood City, CA 94065-8454
UBS PaineWebber Inc.
FBO Jane F. Fair                                5,183.395     12.85%
6 Dogwood Court
Spring Lake Heights, NJ 07762-2103
CLASS C
UBS PaineWebber Inc.
FBO Kevin J. Sentell & Amy B. Sentell
JTWROS                                          4,677.268     15.67%
25 Okeena Drive
Jackson, TN 38305-8819
UBS PaineWebber Inc.
FBO Kenneth Axelrod TTEE
Kenneth Axelrod Profit Sharing Plan DTD         3,271.467     10.96%
1/1/95
17 W. Main Street
Smithtown, NY 11787-2602

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS PaineWebber Inc.
FBO Kenneth Axelrod TTEE
Kenneth Axelrod Money Purchase Plan DTD         2,432.180      8.15%
1/1/95
17 W. Main Street
Smithtown, NY 11787-2602
UBS PaineWebber Inc.
FBO Luna Films Inc.
Attn: Enrique Trigo                             1,771.891      5.93%
Cond Villa Del Mar Este
Apt. 15-H
Isla Verde, PR 00979-0000
USB PaineWebber Inc.
FBO PaineWebber Customer
UBS PaineWebber CDN FBO William W. Wade         1,611.903      5.40%
P.O. Box 3321
Weehawken, NJ 07086-8154
UBS PaineWebber Inc.
FBO Louis A. Raimond & Jean Anne Raimond
JT WROS                                         4,716.981     15.80%
1604 Fieldstone Lane
Sewickley, PA 15143-9010
CLASS Y
UBS PaineWebber Inc.
FBO Howard, Smith & Levin Savings &
Profit Sharing Plan                           186,266.010      5.23%
1330 Avenue of the Americas
New York, NY 10019-5400
UBS
Omnibus Reinvest Account                    1,284,447.727     36.05%
10 E. 50th Street
New York, NY 10022-6831
Wilmington Trust Co.
FBO Brinson Partners Inc. Def. Comp.
Plan
A/C 47387-3                                   235,104.723      6.60%
c/o Mutual Funds
P.O. Box 8882
Wilmington, DE 19899-8882
Charles Schwab & Co. Inc.
Attn: Mutual Funds                            311,896.959      8.75%
101 Montgomery Street
San Francisco, CA 94104-4122
Island Holdings Inc.
Attn: Accounting Dept.                        324,726.545      9.11%
P.O. Box 1520
Honolulu, HI 96806-1520

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
T. Rowe Price Trust Co.
FBO Retirement Plan Clients                   326,896.459      9.18%
P.O. Box 17215
Baltimore, MD 21297-1215
UBS U.S. EQUITY FUND
CLASS A
Merrill Lynch Pierce Fenner & Smith
For the Sole Benefit of its Customers
Attn: Service Team                            575,017.873     70.18%
4800 Deer Lane Drive E. Fl. 3
Jacksonville, FL 32246-6484
Fox & Co.
P.O. Box 976                                   91,839.862     11.21%
New York, NY 10268-0976
CLASS B
UBS PaineWebber Inc. FBO
Scot Stern & Norma F. Stern
TTEES FBO The Stern Family                       3,657.27     21.20%
Trust UAD 9/25/87
1412 Ventana Drive
Escondido, CA 92029-5519
UBS PaineWebber Inc. FBO
Daniel L. Wyant & Karen
S. Struck SUCC TTEES Della E.                    1,057.50      6.13%
Attn: K.S. Struck La Salle Bank
135 S. LaSalle, Suite 4010
Chicago, IL 60674-1000
UBS PaineWebber Inc. FBO
Judith A. Kunkel and
Robert P. Kunkel TTEES                           2,980.34     17.28%
Judith A. Kunkel Trust
715 Smoke Tree Road
Deerfield, IL 60015-4556
UBS PaineWebber Inc. FBO
Tony Haywood Harris &
Virginia Ruth Harris JT TEN                      4,210.02     24.40%
7335 Saint Marys Avenue
La Plata, MD 20646-3968
UBS PaineWebber Inc. FBO
Iris Gott Trust Account
Julian Gott Trustee                              1,955.48     11.33%
10 Stoneleigh Drive
Scotch Plains, NJ 07076-2947

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
CLASS C
UBS PaineWebber Inc. FBO
Fred S. Fry, Jr.                                  901.369     27.94%
4201 S. 31st Street, Apt. #206
Arlington, VA 22206-2148
UBS PaineWebber Inc. FBO
Valerie Gross                                     356.283     11.04%
1712 S. Bedford Street
Los Angeles, CA 90035-4321
Doris E. Kellar
One Songbird Drive                              1,367.188     42.38%
Kennebunkport, ME 04046-5829
UBS PaineWebber Inc. FBO
Reynold N. Henry                                  505.732     15.68%
137 Wanamaker Road
Northfield, MA 01360-9664
CLASS Y
Wilmington Trust Co. TTEE
Brinson Partners Inc. Supp. Inc. Comp.
Pl.                                           638,212.782      9.61%
c/o Mutual Funds
P.O. Box 8880
Wilmington, DE 19899-8880
State Street Bank & Trust Co. TTEE
The UBS Savings & Investment Plan           3,117,760.122     46.94%
105 Rosemont Road
Westwood, MA 02090-2318
The Bank of New York as Trustee
FBO Georgia Power
Post Retirement Life Benefits Trust           380,151.784      5.72%
Attn: Paula Kornfield
1 Wall Street, Floor 12
New York, NY 10286-0001
IMS & Co.
FBO Various Customers                         598,992.675      9.02%
P.O. Box 3865
Englewood, CO 80155-3865
Charles Schwab & Co. Inc.
Attn: Mutual Funds                            636,665.443      9.59%
101 Montgomery Street
San Francisco, CA 94104-4122

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS U.S. BOND FUND
CLASS A
Charles Schwab & Co. Inc.
Attn: Mutual Funds                             75,828.791      6.63%
101 Montgomery Street
San Francisco, CA 94104-4122
SEI Trust Co.
c/o Christiana B&T
Attn: MF Admin.                               492,519.946     43.05%
One Freedom Valley Drive
Oaks, PA 19456
SEI Trust Co.
c/o Christiana B&T
Attn: MF Admin.                               253,408.560     22.15%
One Freedom Valley Drive
Oaks, PA 19456
Swiss Benevolent Society of NY --
General Account                                63,785.811      5.58%
608 Fifth Avenue, Suite 309
New York, NY 10020
CLASS B
UBS PaineWebber Inc.
FBO PaineWebber Customer
UBS PaineWebber CDN FBO Raymond G. Berry        7,109.005     11.30%
P.O. Box 3321
Weehawken, NJ 07086-8154
UBS PaineWebber Inc.
FBO Justin M. Wechsler                          4,774.577      7.59%
415 S. Broadway
Pendleton, IN 46064-1207
UBS PaineWebber Inc.
FBO PaineWebber Customer
Tom Cappels                                     6,050.931      9.62%
568 Anchor Circle
Redwood City, CA 94065-1207
UBS PaineWebber Inc.
FBO PaineWebber Customer
UBS PaineWebber CDN FBO Shirley S. Davis        4,453.081      7.08%
P.O. Box 3321
Weehawken, NJ 07086-8154
UBS PaineWebber Inc.
FBO Charles L. Mott                             4,016.725      6.38%
13802 Ansari Lane
Baldwin, MD 21013-9765

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS PaineWebber Inc.
FBO PaineWebber Customer
Gerard V. Smith -- IRA/Rollover                 9,300.239     14.78%
333 Cedar Avenue
Islip, NY 11751-4627
CLASS C
UBS PaineWebber Inc.
FBO The Lowerre Family
Charitable Trust, Paul C. Lowerre TTEE         42,938.357     48.00%
123 East 80th Street
New York, NY 10021-0305
UBS PaineWebber Inc.
FBO PaineWebber Customer
Jeffrey A. Hinson -- Rollover IRA               5,463.417      6.11%
553 Green Mountain Street
Simi Valley, CA 93065-0611
Robert N. George
8236 Post Road                                  5,799.991      6.48%
Allison Park, PA 15101-3348
UBS PaineWebber Inc.
FBO George Marres                               7,446.391      8.32%
P.O. Box 30, Town Hill Road
Sandisfield, MA 01255-0030
CLASS Y
Maureen K. Wolfson TTEE
Equit Life Sep. Acct. 65
on behalf of var. 401(k) plans                434,218.573      5.64%
Equitable Life Ken Butka
200 Plaza Drive, Suite 2
Secaucus, NJ 07094-3607
State Street Bank & Trust Co. TTEE
The UBS Savings & Investment Plan           2,043,410.337     26.53%
105 Rosemont Road
Westwood, MA 02090-2318
Charles Schwab & Co. Inc.
Attn: Mutual Funds                          2,257,862.002     29.32%
101 Montgomery Street
San Francisco, CA 94104-4122
The Zanvyl & Isabella Krieger Fund
Attn: Marilyn Loux                            829,598.718     10.77%
101 W. Mount Royal Ave.
Baltimore, MD 21201-5708

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS HIGH YIELD FUND
CLASS Y
UBS
Omnibus Reinvest Account                    1,463,186.178     25.17%
10 E. 50th Street
New York, NY 10022-6831
State Street Bank & Trust Co. TTEE
The UBS Savings & Investment Plan             597,816.709     10.28%
105 Rosemont Road
Westwood, MA 02090-2318
Wilmington Trust Co. FBO
Brinson Partners Inc. Supp Incent. Plan       307,148.333      5.28%
P.O. Box 8882
Wilmington, DE 19899-8882
UBS INTERNATIONAL EQUITY FUND
CLASS A
Swisstor & Company
UBS AG Canada                                  84,686.390     32.67%
154 University Avenue, 7th Floor
Toronto, Ontario CA M5H3Z4
UBS PaineWebber Inc.
FBO PaineWebber Customer
Hans Ueli Surber                               23,174.242      8.94%
2 Saturn Street
San Francisco, CA 94114-1421
UBS PaineWebber
FBO Patricia DeSomma                           25,612.947      9.88%
c/o Roney 302 No. La Brea Avenue #217
Los Angeles, CA 90026-2036
UBS PaineWebber Inc.
FBO PJ Mechanical Corp. ABC Employee
Pension Plan                                   17,302.081      6.68%
135 W. 18th Street
New York, NY 10011-4104
CLASS B
UBS PaineWebber Inc. FBO
PaineWebber Cust
UBS PaineWebber CDN FBO                           245.700     10.79%
Young Hee Baik
P.O. Box 3321
Weehawken, NJ 07086-8154

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
UBS PaineWebber Inc. FBO
PaineWebber Cust
UBS PaineWebber CDN FBO                           245.700     10.79%
Seung Ku Baik
P.O. Box 3321
Weehawken, NJ 07086-8154
UBS PaineWebber Inc. FBO
PaineWebber Cust
Carl C. Andersen                                  282.081     12.39%
IRA/Rollover Account
1422 Haubert Street
Baltimore, MD 21230-5222
UBS PaineWebber Inc. FBO
PaineWebber Cust
Carol L. Andersen                                 221.230      9.72%
IRA/Rollover Account
1422 Haubert Street
Baltimore, MD 21230-5222
UBS PaineWebber Inc. FBO
PaineWebber Cust
Mary Glynn Furlong                                612.484     26.91%
IRA Account
77 Westgate Blvd.
Plandome, NY 11030-1452
UBS PaineWebber Inc. FBO
PaineWebber Cust
UBS PaineWebber CDN FBO                           668.865     29.39%
Stanley Trocchia
P.O. Box 3321
Weehawken, NJ 07087-8154
CLASS C
UBS PaineWebber Inc. FBO
Attollee M. Viall                                 731.283     19.36%
303 N. Palisades Drive
Signal Mountain, TN 37377-3040
UBS PaineWebber Inc. FBO
Stevenson F. Barnes                             3,045.067     80.64%
3615 Meadowbrook Avenue
Nashville, TN 37205-2349
CLASS Y
Brown Brothers Harriman Cust. For AFP
Provida
Attn: Susie Pestana                         4,271,356.784     28.69%
59 Wall Street
New York, NY 10005-2808

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
Edna McConnell Clark Foundation
250 Park Avenue, Suite 900                  2,579,803.268     17.33%
New York, NY 10177-0901
American Express Trust Co.
FBO American Express Trust Ret. Svc.
Plan                                        1,469,896.181      9.87%
c/o Pat Brown
50534 AXP Financial Center
Minneapolis, MN 55474-0505
State Street Bank & Trust Co. TTEE
The UBS Savings & Investment Plan           1,698,427.647     11.41%
105 Rosemont Road
Westwood, MA 02090-2318
UBS U.S. VALUE EQUITY FUND
CLASS A
UBS PaineWebber Inc. FBO
PaineWebber Cust
Phil K. Kemp Rollover IRA                       7,928.642      8.77%
953 Sylvania Drive
Dallas, TX 75218-2942
UBS PaineWebber Inc. FBO
Anthony J. Torcasio and
Faith G. Torcasio JT WROS                      13,126.753     14.53%
1981 Jelinda Drive
Montecito, CA 93108-2673
UBS PaineWebber Inc. FBO
Peter W. Hubschmitt                             9,097.175     10.07%
3760 Bobbin Mill Road
Tallahassee, FL 32312-1202
UBS PaineWebber Inc. FBO
Mary Lou Towner                                 7,571.813      8.38%
16142 Avenida Venusto #1
San Diego, CA 92128-3301
UBS PaineWebber Inc. FBO
Barbara Brown Platt Family
Trust U/I 09/19/88                             22,626.333     25.04%
Roc Page Platt TTEE
3915 Willow
Wichita, KS 67218-1238
UBS PaineWebber Inc. FBO
The Shirvanian Investment
Family Partnership                             23,764.259     26.30%
23 Corporate Plaza #247
Newport Beach, CA 92660-7934

NAME & ADDRESS OF BENEFICIAL OWNERS       NUMBER OF SHARES  PERCENTAGE
-----------------------------------       ----------------  ----------
CLASS B
UBS PaineWebber Inc. FBO
James A. & Dana D. Abbott COTTEE
FBO Abbott Family Trust                         13,267.46     65.31%
UAD 2/25/00
3449 Quiet CV
Corona De Mar, CA 92625-1637
UBS PaineWebber Inc. FBO
Edward J. Mieczkowski &
Constance S. Mieczkowski JTWROS                  1,039.50      5.12%
4 Laurel Drive
Hadley, MA 01035-9726
CLASS C
UBS PaineWebber Inc. FBO
The Crescent Hose Company                       5,205.324     20.70%
P.O. Box 89
North East, PA 16428-0089
UBS PaineWebber Inc. FBO
PaineWebber Cust
Lee K. Hodgson                                  2,536.154     10.08%
7895 Mitchell Farm Lane
Cincinnati, OH 45242-6409
UBS PaineWebber Inc. FBO
Lee K. Hodgson                                  5,230.769     20.80%
7895 Mitchell Farm Lane
Cincinnati, OH 45242-6409
UBS PaineWebber Inc. FBO
Margaret Hodgson                                3,851.250     15.31%
7895 Mitchell Farm Lane
Cincinnati, OH 45242-6409
UBS PaineWebber Inc. FBO
Mr. Eric North Anderson and
Mrs. Maureen Mihm Anderson                      2,373.371      9.44%
JT WROS
325 Olde Chapel Trail
Pittsburgh, PA 15238-1255
UBS PaineWebber Inc. FBO
Reynold H. Henry                                1,291.322      5.13%
137 Wanamaker Road
Northfield, MA 01360-9664
CLASS Y
Brinson Advisors, Inc.
51 W. 52nd Street                             300,001.000     99.92%
New York, NY 10019-6119

    As of April 2, 2002, each individual officer and Trustee of the Trust owned beneficially less than 1% of the outstanding shares of each class of each Fund and of the Trust. Also, as of April 2, 2002, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Funds and of the Trust.


VOTING METHODS. You may vote your shares in one of several ways. You can vote by mail, fax, telephone, the Internet or in person at the Special Meeting.



    To vote by mail, sign, date and send us the enclosed proxy card in the envelope provided. To vote by fax, sign the proxy and fax both sides of the card to 1-888-796-9932. To vote by telephone, call 1-800-597-7836. To vote via the Internet, access the website https://vote.proxy-direct.com and use the control number that appears on your proxy card.


    Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of Proposals #1 through #5, your proxy card will be voted as you indicated. If you simply sign and date the proxy card, but do not specify a vote for any of Proposals #1 through #5, your shares will be voted IN FAVOR of the election of the four Trustees (Proposal #1), IN FAVOR of the elimination of the permanent expense caps (Proposal #2), IN FAVOR of the Amended Agreements (Proposal #3), IN FAVOR of the amendments to the Funds' fundamental investment restrictions (Proposals #4(a)-#4(h)) and IN FAVOR of the elimination of certain fundamental investment restrictions of the Funds (Proposals #5(a)-#5(f)).

REVOCATION OF PROXIES. You may revoke your proxy at any time by sending to the Trust a written revocation or a later-dated proxy card that is received at or before the Special Meeting, or by attending the Special Meeting and voting in person.

SOLICITATION OF PROXIES. Your vote is being solicited by the Board. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be shared equally between the Trust and UBS Global AM. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust does not reimburse Trustees and officers of the Trust, or regular employees and agents of the Advisor or UBS Global AM involved in the solicitation of proxies.

    Proxy solicitations will be made primarily by mail, but they may also be made by telephone, telegraph, personal interview or oral solicitations conducted by certain officers or employees of the Trust, the Advisor or UBS Global AM, without additional or special compensation. The Trust has engaged Alamo Direct, a proxy solicitation firm, to assist in the solicitation of proxies from brokers, banks, other institutional holders and individual shareholders, which is expected to cost approximately $16,000.

VOTING BY BROKER-DEALERS. The Trust expects that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that New York Stock Exchange rules permit the broker-dealers to vote on certain of the proposals to be considered at the Special Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

QUORUM AND REQUIRED VOTE. The presence, in person or by proxy, of the holders of record of a majority of the shares of the Funds, issued and outstanding and entitled to vote, shall constitute a quorum for the transaction of business at the Special Meeting for the Trust. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" likely will be counted as present, but likely not treated as votes cast, at the Special Meeting. The affirmative vote necessary to approve a matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of treating abstentions and broker non-votes as if they were votes against the proposal.

    As described in Proposal #1, each of the Trustees will be elected by the affirmative vote of a plurality of the votes cast by the shareholders of the Trust. The approval of all other Proposals described in this Proxy Statement for each Fund will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the Fund, as defined in and required by the 1940 Act. This vote requires the lesser of (A) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund.

ADJOURNMENT. In the event that a quorum is not present at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Special Meeting.

SHAREHOLDER PROPOSALS. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, 14th Floor, New York, NY 10019-6114, Attn: Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trust.

                                          Respectfully,

                                          Amy R. Doberman
                                          Secretary

                                          The UBS Funds

April 30, 2002

New York, New York

                                                                       EXHIBIT A

      ADDITIONAL INFORMATION REGARDING THE EXECUTIVE OFFICERS OF THE TRUST

    The table below provides additional information regarding the executive officers of the Trust, including information about the titles they hold with the Trust and their principal occupations during the past five years.



                                            TERM OF
                                           OFFICE AND
   NAME, ADDRESS       POSITIONS HELD      LENGTH OF
      AND AGE          WITH THE TRUST     TIME SERVED*  PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
      -------          --------------     ------------  ---------------------------------------------
Amy R. Doberman***   Vice President and   Since 2000    Managing Director and General Counsel UBS
Age: 40              Secretary                          Global Asset Management (US) Inc. ("UBS Global
                                                        AM") since 2000. General Counsel, Aeltus
                                                        Investment Management, Inc. 1997-2000 and
                                                        previously, Assistant Chief Counsel, SEC's
                                                        Division of Investment Management. Secretary
                                                        of UBS Supplementary Trust and Vice President
                                                        and Secretary of 24 other investment companies
                                                        (consisting of 85 portfolios) for which UBS
                                                        Global AM, UBS Global Asset Management
                                                        (Americas) Inc., UBS PaineWebber or one of
                                                        their affiliates serves as investment advisor,
                                                        sub-advisor or manager.

Paul H.              Treasurer and        Since 2001    Executive Director and Head of the Mutual Fund
Schubert****         Principal                          Finance Department, UBS Global AM. Treasurer
Age: 39              Accounting Officer                 and Principal Accounting Officer of UBS
                                                        Supplementary Trust and two investment
                                                        companies (consisting of 39 portfolios) and
                                                        Vice President and Treasurer of 22 other
                                                        investment companies (consisting of 46
                                                        portfolios) for which UBS Global AM, UBS
                                                        Global Asset Management (Americas) Inc., UBS
                                                        PaineWebber or one of their affiliates serves
                                                        as investment advisor, sub-advisor or manager.

David E. Floyd**     Assistant Secretary  Since 1998    Director, UBS Global Asset Management
Age: 33                                                 (Americas) Inc. since 2000; Associate
                                                        Director, UBS Global Asset Management
                                                        (Americas) Inc., 1998-2000; Associate, UBS
                                                        Global Asset Management (Americas) Inc.
                                                        1994-1998; Trust Officer, Brinson Trust
                                                        Company since 2000; Assistant Trust Officer,
                                                        Brinson Trust Company 1993-2000; and Assistant
                                                        Secretary, UBS Supplementary Trust and two
                                                        investment companies (consisting of 39
                                                        portfolios) for which UBS Global AM, UBS
                                                        Global Asset Management (Americas) Inc., UBS
                                                        PaineWebber or one of their affiliates serves
                                                        as investment advisor, sub-advisor or manager.

                                            TERM OF
                                           OFFICE AND
   NAME, ADDRESS       POSITIONS HELD      LENGTH OF
      AND AGE          WITH THE TRUST     TIME SERVED*  PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
      -------          --------------     ------------  ---------------------------------------------
Mark F. Kemper**     Assistant Secretary  Since 1999    Executive Director, UBS Global Asset
Age: 44                                                 Management (Americas) Inc. since 2001;
                                                        Director, UBS Global Asset Management
                                                        (Americas) Inc. 1997-2001; Partner, UBS Global
                                                        Asset Management (Americas) Inc. 1993-1997;
                                                        Secretary, UBS Global Asset Management
                                                        (Americas) Inc. since 1999; Assistant
                                                        Secretary, UBS Global Asset Management
                                                        (Americas) Inc. 1993-1999; Assistant
                                                        Secretary, Brinson Trust Company since 1993;
                                                        Secretary, UBS Global Asset Management (New
                                                        York) Inc. since 1998; Assistant Secretary,
                                                        Brinson Holdings, Inc. 1993-1998; and
                                                        Assistant Secretary, UBS Supplementary Trust
                                                        and two investment companies (consisting of 39
                                                        portfolios) for which UBS Global Asset
                                                        Management (Americas) Inc., UBS Global AM, UBS
                                                        PaineWebber or one of their affiliates serves
                                                        as investment advisor, sub-advisor or manager.

Joseph T.            Assistant Treasurer  Since 2001    Director and a senior manager of the mutual
Malone****                                              fund finance department, UBS Global AM since
Age: 34                                                 June 2001; Controller, AEA Investors Inc.
                                                        2000-2001; Manager, Investment Management
                                                        Services Department of PricewaterhouseCoopers
                                                        LLC. 1998-2000; Vice President, Mutual Fund
                                                        Services Group, Bankers Trust & Co. prior to
                                                        1998; and Assistant Treasurer of three
                                                        investment companies for which UBS Global
                                                        Asset Management (Americas) Inc., UBS Global
                                                        AM, UBS PaineWebber or one of their affiliates
                                                        serves as investment advisor, sub-advisor or
                                                        manager.


*     Each officer serves for an indefinite term at the pleasure of the Board.

** This person's business address is UBS Global Asset Management (Americas) Inc., 209 South LaSalle Street, Chicago, IL 60604-1295.

*** This person's business address is UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, NY 10019-6114.

**** This person's business address is UBS Global Asset Management (US) Inc., Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, NJ 07310-1998.

                                                                       EXHIBIT B

                  EXPENSES AND FEE TABLES AND EXPENSE EXAMPLES

    For purposes of comparing the fees and expenses under the permanent expense cap and the one-year contractual expense cap, the Expenses and Fee Tables for each Fund are provided on the following pages and describe the fees and expenses that a shareholder may pay directly or indirectly as an investor in the Fund. The information contained in the Expenses and Fee Tables for each Fund is identical under the permanent expense cap and the one-year contractual expense cap.

    Examples are also provided for each Fund. The Examples are intended to help you compare the cost of investing in the Fund with the permanent expense cap with the cost of investing in the Fund with the one-year contractual expense cap. The Examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year. However, each Fund's actual returns may be greater or less than the hypothetical 5% return used. The Examples for each Fund reflect net operating expenses after the contractual fee waivers and expense reimbursements under the permanent expense cap and one-year expense cap, respectively. The Example for the permanent expense cap for each Fund assumes that the current expense cap remained in place for the entire ten years, while the Example for the one-year contractual expense cap only assumes that the current expense cap was in place during year one. These are Examples only, and do not represent future expenses, which may be greater or less than those shown on the following pages.

                            EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Redemption Fee
                                                   Maximum Front-End                                                 (as a % of
                                                  Sales Charge (Load)                                                  amount
                               Maximum Sales          Imposed on                                                      redeemed
                               Charge (Load)           Purchases             Maximum Contingent                    within 90 days
 Fund Names & Classes of    (as a % of offering   (as a % of offering   Deferred Sales Charge (Load)   Exchange    of purchase, if
         Shares                   price)                price)           (as a % of offering price)       Fee        applicable)
----------------------------------------------------------------------------------------------------------------------------------
  UBS GLOBAL BALANCED
          FUND
        Class A                5.50%                 5.50%                    None                       None           1.00%
        Class B                5.00%                  None                   5.00%                       None           None
        Class C                2.00%                 1.00%                   1.00%                       None           None
        Class Y                 None                  None                    None                       None           1.00%
----------------------------------------------------------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES(1)
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                              Management Fee
                                           Distribution and                  Total Annual       Waivers &
      Fund Names &           Management        Service           Other      Fund Operating       Expense            Net
    Classes of Shares           Fees         (12b-1) Fees     Expenses(2)      Expenses       Reimbursements    Expenses(3)
---------------------------------------------------------------------------------------------------------------------------
UBS GLOBAL BALANCED FUND
        Class A              0.80%           0.25%             0.19%            1.24%             0.00%            1.24%
        Class B              0.80%           1.00%             0.19%            1.99%             0.00%            1.99%
        Class C              0.80%           1.00%             0.19%            1.99%             0.00%            1.99%
        Class Y              0.80%            None             0.19%            0.99%             0.00%            0.99%
---------------------------------------------------------------------------------------------------------------------------

(1) The operating expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2001, but have been restated to reflect the Fund's current fees. The Class B shares and Class C shares are new classes of shares, so the operating expenses for these classes are based on estimated expenses for the Fund's current fiscal year.

(2)  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.

(3) UNDER THE PERMANENT EXPENSE CAP -- the Advisor has contracted to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 1.10% of each class of shares of the Fund. UNDER THE ONE-YEAR CONTRACTUAL EXPENSE CAP -- the Advisor will agree to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 1.10% of each class of shares of the Fund for a period of one year from July 1, 2002 to June 30, 2003.

Examples:
-------------------------------------------------------------------------------------------------------
                                                               1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
UBS GLOBAL BALANCED FUND (WITH PERMANENT EXPENSE CAP)
Class A                                                         $669       $922      $1,194     $1,967
Class B (assuming sale of all shares at end of period)           702        924       1,273      1,946
Class B (assuming no sale of shares)                             202        624       1,073      1,946
Class C (assuming sale of all shares at end of period)           400        718       1,162      2,394
Class C (assuming no sale of shares)                             300        718       1,162      2,394
Class Y                                                          101        315         547      1,213
UBS GLOBAL BALANCED FUND (WITH ONE YEAR CONTRACTUAL EXPENSE
CAP)
Class A                                                         $669       $922      $1,194     $1,967
Class B (assuming sale of all shares at end of period)           702        924       1,273      1,946
Class B (assuming no sale of shares)                             202        624       1,073      1,946
Class C (assuming sale of all shares at end of period)           400        718       1,162      2,394
Class C (assuming no sale of shares)                             300        718       1,162      2,394
Class Y                                                          101        315         547      1,213

                            EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Redemption Fee
                                                   Maximum Front-End                                                 (as a % of
                                                  Sales Charge (Load)                                                  amount
                               Maximum Sales          Imposed on                                                      redeemed
                               Charge (Load)           Purchases             Maximum Contingent                    within 90 days
 Fund Names & Classes of    (as a % of offering   (as a % of offering   Deferred Sales Charge (Load)   Exchange    of purchase, if
         Shares                   price)                price)           (as a % of offering price)       Fee        applicable)
----------------------------------------------------------------------------------------------------------------------------------
 UBS GLOBAL EQUITY FUND
        Class A                5.50%                 5.50%                    None                       None           1.00%
        Class B                5.00%                  None                   5.00%                       None           None
        Class C                2.00%                 1.00%                   1.00%                       None           None
        Class Y                 None                  None                    None                       None           1.00%
----------------------------------------------------------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES(1)
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                              Management Fee
                                           Distribution and                  Total Annual       Waivers &
      Fund Names &           Management        Service           Other      Fund Operating       Expense            Net
    Classes of Shares           Fees         (12b-1) Fees     Expenses(2)      Expenses       Reimbursements    Expenses(3)
---------------------------------------------------------------------------------------------------------------------------
 UBS GLOBAL EQUITY FUND
        Class A              0.80%           0.25%             0.36%            1.41%             0.16%            1.25%
        Class B              0.80%           1.00%             0.36%            2.16%             0.16%            2.00%
        Class C              0.80%           1.00%             0.36%            2.16%             0.16%            2.00%
        Class Y              0.80%            None             0.36%            1.16%             0.16%            1.00%
---------------------------------------------------------------------------------------------------------------------------

(1) The operating expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2001, but have been restated to reflect the Fund's current fees. The Class B shares and Class C shares are new classes of shares, so the operating expenses for these classes are based on estimated expenses for the Fund's current fiscal year.

(2)  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.

(3) UNDER THE PERMANENT EXPENSE CAP -- the Advisor has contracted to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 1.00% of each class of shares of the Fund. UNDER THE ONE-YEAR CONTRACTUAL EXPENSE CAP -- the Advisor will agree to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 1.00% of each class of shares of the Fund for a period of one year from July 1, 2002 to June 30, 2003.

Examples:
-------------------------------------------------------------------------------------------------------
                                                               1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
UBS GLOBAL EQUITY FUND (WITH PERMANENT EXPENSE CAP)
  Class A                                                       $670       $925      $1,199     $1,978
  Class B (assuming sale of all shares at end of period)         703        927       1,278      1,956
  Class B (assuming no sale of shares)                           203        627       1,078      1,956
  Class C (assuming sale of all shares at end of period)         401        721       1,167      2,404
  Class C (assuming no sale of shares)                           301        721       1,167      2,404
  Class Y                                                        102        318         552      1,225
UBS GLOBAL EQUITY FUND (WITH ONE YEAR CONTRACTUAL EXPENSE
CAP)
  Class A                                                       $670       $956      $1,263     $2,132
  Class B (assuming sale of all shares at end of period)         703        961       1,345      2,115
  Class B (assuming no sale of shares)                           203        661       1,145      2,115
  Class C (assuming sale of all shares at end of period)         401        754       1,233      2,556
  Class C (assuming no sale of shares)                           301        754       1,233      2,556
  Class Y                                                        102        353         623      1,395

                            EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Redemption Fee
                                                   Maximum Front-End                                                 (as a % of
                                                  Sales Charge (Load)                                                  amount
                               Maximum Sales          Imposed on                                                      redeemed
                               Charge (Load)           Purchases             Maximum Contingent                    within 90 days
 Fund Names & Classes of    (as a % of offering   (as a % of offering   Deferred Sales Charge (Load)   Exchange    of purchase, if
         Shares                   price)                price)           (as a % of offering price)       Fee        applicable)
----------------------------------------------------------------------------------------------------------------------------------
 UBS GLOBAL TECHNOLOGY
          FUND
        Class A                5.50%                 5.50%                    None                       None           1.00%
        Class B                5.00%                  None                   5.00%                       None           None
        Class C                2.00%                 1.00%                   1.00%                       None           None
        Class Y                 None                  None                    None                       None           1.00%
----------------------------------------------------------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES(1)
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                              Management Fee
                                           Distribution and                  Total Annual       Waivers &
      Fund Names &           Management        Service           Other      Fund Operating       Expense            Net
    Classes of Shares           Fees         (12b-1) Fees     Expenses(2)      Expenses       Reimbursements    Expenses(3)
---------------------------------------------------------------------------------------------------------------------------
  UBS GLOBAL TECHNOLOGY
          FUND
        Class A              1.40%           0.25%             11.96%           13.61%            11.81%           1.80%
        Class B              1.40%           1.00%             11.96%           14.36%            11.81%           2.55%
        Class C              1.40%           1.00%             11.96%           14.36%            11.81%           2.55%
        Class Y              1.40%            None             11.96%           13.28%            11.81%           1.55%
---------------------------------------------------------------------------------------------------------------------------

(1) The operating expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2001, but have been restated to reflect the Fund's current fees. The Class B shares and Class C shares are new classes of shares, so the operating expenses for these classes are based on estimated expenses for the Fund's current fiscal year.

(2)  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.

(3) UNDER THE PERMANENT EXPENSE CAP -- the Advisor has contracted to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 1.55% of each class of shares of the Fund. UNDER THE ONE-YEAR CONTRACTUAL EXPENSE CAP -- the Advisor will agree to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 1.55% of each class of shares of the Fund for a period of one year from July 1, 2002 to June 30, 2003.

Examples:
-------------------------------------------------------------------------------------------------------
                                                               1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
UBS GLOBAL TECHNOLOGY FUND (WITH PERMANENT EXPENSE CAP)
  Class A                                                       $723      $1,085     $1,471     $2,550
  Class B (assuming sale of all shares at end of period)         758       1,093      1,555      2,534
  Class B (assuming no sale of shares)                           258         793      1,355      2,534
  Class C (assuming sale of all shares at end of period)         456         886      1,442      2,956
  Class C (assuming no sale of shares)                           356         886      1,442      2,956
  Class Y                                                        158         490        845      1,845
UBS GLOBAL TECHNOLOGY FUND (WITH ONE YEAR CONTRACTUAL
EXPENSE CAP)
  Class A                                                       $723      $3,154     $5,184     $8,914
  Class B (assuming sale of all shares at end of period)         758       3,232      5,328      8,942
  Class B (assuming no sale of shares)                           258       2,932      5,128      8,942
  Class C (assuming sale of all shares at end of period)         456       3,002      5,177      9,063
  Class C (assuming no sale of shares)                           356       3,002      5,177      9,063
  Class Y                                                        158       2,683      4,807      8,756

                            EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Redemption Fee
                                                   Maximum Front-End                                                 (as a % of
                                                  Sales Charge (Load)                                                  amount
                               Maximum Sales          Imposed on                                                      redeemed
                               Charge (Load)           Purchases             Maximum Contingent                    within 90 days
 Fund Names & Classes of    (as a % of offering   (as a % of offering   Deferred Sales Charge (Load)   Exchange    of purchase, if
         Shares                   price)                price)           (as a % of offering price)       Fee        applicable)
----------------------------------------------------------------------------------------------------------------------------------
UBS GLOBAL BIOTECH FUND
        Class A                5.50%                 5.50%                    None                       None           1.00%
        Class B                5.00%                  None                   5.00%                       None           None
        Class C                2.00%                 1.00%                   1.00%                       None           None
        Class Y                 None                  None                    None                       None           1.00%
----------------------------------------------------------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES(1)
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                              Management Fee
                                           Distribution and                  Total Annual       Waivers &
      Fund Names &           Management        Service           Other      Fund Operating       Expense            Net
    Classes of Shares           Fees         (12b-1) Fees     Expenses(2)      Expenses       Reimbursements    Expenses(3)
---------------------------------------------------------------------------------------------------------------------------
 UBS GLOBAL BIOTECH FUND
        Class A              1.15%           0.25%             9.03%            10.43%            8.88%            1.55%
        Class B              1.15%           1.00%             9.03%            11.18%            8.88%            2.30%
        Class C              1.15%           1.00%             9.03%            11.18%            8.88%            2.30%
        Class Y              1.15%            None             9.03%            10.10%            8.88%            1.30%
---------------------------------------------------------------------------------------------------------------------------

(1) The operating expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2001, but have been restated to reflect the Fund's current fees. The Class B shares and Class C shares are new classes of shares, so the operating expenses for these classes are based on estimated expenses for the Fund's current fiscal year.

(2)  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.

(3) UNDER THE PERMANENT EXPENSE CAP -- the Advisor has contracted to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 1.30% of each class of shares of the Fund. UNDER THE ONE-YEAR CONTRACTUAL EXPENSE CAP -- the Advisor will agree to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 1.30% of each class of shares of the Fund for a period of one year from July 1, 2002 to June 30, 2003.

Examples:
-------------------------------------------------------------------------------------------------------
                                                               1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
UBS GLOBAL BIOTECH FUND (WITH PERMANENT EXPENSE CAP)
  Class A                                                       $699      $1,103     $1,348     $2,294
  Class B (assuming sale of all shares at end of period)         733       1,018      1,430      2,276
  Class B (assuming no sale of shares)                           233         718      1,230      2,276
  Class C (assuming sale of all shares at end of period)         431         811      1,318      2,709
  Class C (assuming no sale of shares)                           331         811      1,318      2,709
  Class Y                                                        132         412        713      1,568
UBS GLOBAL BIOTECH FUND (WITH ONE YEAR CONTRACTUAL EXPENSE
CAP)
  Class A                                                       $699      $2,629     $4,355     $7,914
  Class B (assuming sale of all shares at end of period)         733       2,690      4,488      7,942
  Class B (assuming no sale of shares)                           233       2,390      4,288      7,942
  Class C (assuming sale of all shares at end of period)         431       2,466      4,345      8,117
  Class C (assuming no sale of shares)                           331       2,466      4,345      8,117
  Class Y                                                        132       2,122      3,913      7,652

                            EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------
                                                   Maximum Front-End
                                                  Sales Charge (Load)
                               Maximum Sales          Imposed on
                               Charge (Load)           Purchases             Maximum Contingent
 Fund Names & Classes of    (as a % of offering   (as a % of offering   Deferred Sales Charge (Load)   Exchange
         Shares                   price)                price)           (as a % of offering price)       Fee
----------------------------------------------------------------------------------------------------------------
  UBS GLOBAL BOND FUND
        Class A                4.50%                 4.50%                    None                       None
        Class B                5.00%                  None                   5.00%                       None
        Class C                1.75%                 1.00%                   0.75%                       None
        Class Y                 None                  None                    None                       None
----------------------------------------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES(1)
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                              Management Fee
                                           Distribution and                  Total Annual       Waivers &
      Fund Names &           Management        Service           Other      Fund Operating       Expense            Net
    Classes of Shares           Fees         (12b-1) Fees     Expenses(2)      Expenses       Reimbursements    Expenses(3)
---------------------------------------------------------------------------------------------------------------------------
  UBS GLOBAL BOND FUND
        Class A              0.75%           0.25%             0.34%            1.34%             0.19%            1.15%
        Class B              0.75%           1.00%             0.34%            2.09%             0.19%            1.90%
        Class C              0.75%           0.75%             0.34%            1.84%             0.19%            1.65%
        Class Y              0.75%            None             0.34%            1.01%             0.19%            0.90%
---------------------------------------------------------------------------------------------------------------------------

(1) The operating expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2001, but have been restated to reflect the Fund's current fees. The Class B shares and Class C shares are new classes of shares, so the operating expenses for these classes are based on estimated expenses for the Fund's current fiscal year.

(2)  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.

(3) UNDER THE PERMANENT EXPENSE CAP -- the Advisor has contracted to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 0.90% of each class of shares of the Fund. UNDER THE ONE-YEAR CONTRACTUAL EXPENSE CAP -- the Advisor will agree to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 0.90% of each class of shares of the Fund for a period of one year from July 1, 2002 to June 30, 2003.

Examples:
-------------------------------------------------------------------------------------------------------
                                                               1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
UBS GLOBAL BOND FUND (WITH PERMANENT EXPENSE CAP)
  Class A                                                       $562       $799      $1,054     $1,785
  Class B (assuming sale of all shares at end of period)         693        897       1,226      1,848
  Class B (assuming no sale of shares)                           193        597       1,026      1,848
  Class C (assuming sale of all shares at end of period)         341        615         988      2,035
  Class C (assuming no sale of shares)                           266        615         988      2,035
  Class Y                                                         92        287         498      1,108
UBS GLOBAL BOND FUND (WITH ONE YEAR CONTRACTUAL EXPENSE CAP)
  Class A                                                       $562       $838      $1,134     $1,974
  Class B (assuming sale of all shares at end of period)         693        937       1,300      2,038
  Class B (assuming no sale of shares)                           193        637       1,106      2,038
  Class C (assuming sale of all shares at end of period)         341        655       1,068      2,222
  Class C (assuming no sale of shares)                           266        655       1,068      2,222
  Class Y                                                         92        310         547      1,226

                            EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------
                                                   Maximum Front-End
                                                  Sales Charge (Load)
                               Maximum Sales          Imposed on
                               Charge (Load)           Purchases             Maximum Contingent
 Fund Names & Classes of    (as a % of offering   (as a % of offering   Deferred Sales Charge (Load)   Exchange
         Shares                   price)                price)           (as a % of offering price)       Fee
----------------------------------------------------------------------------------------------------------------
 UBS U.S. BALANCED FUND
        Class A                5.50%                 5.50%                    None                       None
        Class B                5.00%                  None                   5.00%                       None
        Class C                2.00%                 1.00%                   1.00%                       None
        Class Y                 None                  None                    None                       None
----------------------------------------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES(1)
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                              Management Fee
                                           Distribution and                  Total Annual       Waivers &
      Fund Names &           Management        Service           Other      Fund Operating       Expense            Net
    Classes of Shares           Fees         (12b-1) Fees     Expenses(2)      Expenses       Reimbursements    Expenses(3)
---------------------------------------------------------------------------------------------------------------------------
 UBS U.S. BALANCED FUND
        Class A              0.70%           0.25%             0.38%            1.33%             0.28%            1.05%
        Class B              0.70%           1.00%             0.38%            2.08%             0.28%            1.80%
        Class C              0.70%           1.00%             0.38%            2.08%             0.28%            1.80%
        Class Y              0.70%            None             0.38%            1.08%             0.28%            0.80%
---------------------------------------------------------------------------------------------------------------------------

(1) The operating expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2001, but have been restated to reflect the Fund's current fees. The Class B shares and Class C shares are new classes of shares, so the operating expenses for these classes are based on estimated expenses for the Fund's current fiscal year.

(2)  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.

(3) UNDER THE PERMANENT EXPENSE CAP -- the Advisor has contracted to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 0.80% of each class of shares of the Fund. UNDER THE ONE-YEAR CONTRACTUAL EXPENSE CAP -- the Advisor will agree to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 0.80% of each class of shares of the Fund for a period of one year from July 1, 2002 to June 30, 2003.

Examples:
-------------------------------------------------------------------------------------------------------
                                                               1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
UBS U.S. BALANCED FUND (WITH PERMANENT EXPENSE CAP)
  Class A                                                       $651       $866      $1,098     $1,762
  Class B (assuming sale of all shares at end of period)         683        866       1,175      1,738
  Class B (assuming no sale of shares)                           183        566         975      1,738
  Class C (assuming sale of all shares at end of period)         381        661       1,065      2,195
  Class C (assuming no sale of shares)                           281        661       1,065      2,195
  Class Y                                                         82        255         444        990
UBS U.S. BALANCED FUND (WITH ONE YEAR CONTRACTUAL EXPENSE
CAP)
  Class A                                                       $651       $922      $1,213     $2,040
  Class B (assuming sale of all shares at end of period)         683        925       1,293      2,019
  Class B (assuming no sale of shares)                           183        625       1,093      2,019
  Class C (assuming sale of all shares at end of period)         381        719       1,182      2,464
  Class C (assuming no sale of shares)                           281        719       1,182      2,464
  Class Y                                                         82        316         568      1,292

                            EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------
                                                   Maximum Front-End
                                                  Sales Charge (Load)
                               Maximum Sales          Imposed on
                               Charge (Load)           Purchases             Maximum Contingent
 Fund Names & Classes of    (as a % of offering   (as a % of offering   Deferred Sales Charge (Load)   Exchange
         Shares                   price)                price)           (as a % of offering price)       Fee
----------------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY
          FUND
        Class A                5.50%                 5.50%                    None                       None
        Class B                5.00%                  None                   5.00%                       None
        Class C                2.00%                 1.00%                   1.00%                       None
        Class Y                 None                  None                    None                       None
----------------------------------------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES(1)
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                              Management Fee
                                           Distribution and                  Total Annual       Waivers &
      Fund Names &           Management        Service           Other      Fund Operating       Expense            Net
    Classes of Shares           Fees         (12b-1) Fees     Expenses(2)      Expenses       Reimbursements    Expenses(3)
---------------------------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY
          FUND
        Class A              0.70%           0.25%             0.65%            1.60%             0.55%            1.05%
        Class B              0.70%           1.00%             0.65%            2.35%             0.55%            1.80%
        Class C              0.70%           1.00%             0.65%            2.35%             0.55%            1.80%
        Class Y              0.70%            None             0.65%            1.35%             0.55%            0.80%
---------------------------------------------------------------------------------------------------------------------------

(1) The operating expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2001, but have been restated to reflect the Fund's current fees. The Class B shares and Class C shares are new classes of shares, so the operating expenses for these classes are based on estimated expenses for the Fund's current fiscal year.

(2)  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.

(3) UNDER THE PERMANENT EXPENSE CAP -- the Advisor has contracted to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 0.80% of each class of shares of the Fund. UNDER THE ONE-YEAR CONTRACTUAL EXPENSE CAP -- the Advisor will agree to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 0.80% of each class of shares of the Fund for a period of one year from July 1, 2002 to June 30, 2003.

Examples:
-------------------------------------------------------------------------------------------------------
                                                               1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY FUND (WITH PERMANENT EXPENSE CAP)
  Class A                                                       $651       $866      $1,098     $1,762
  Class B (assuming sale of all shares at end of period)         683        866       1,175      1,738
  Class B (assuming no sale of shares)                           183        566         975      1,738
  Class C (assuming sale of all shares at end of period)         381        661       1,065      2,195
  Class C (assuming no sale of shares)                           281        661       1,065      2,195
  Class Y                                                         82        255         444        990
UBS U.S. LARGE CAP EQUITY FUND (WITH ONE YEAR CONTRACTUAL
EXPENSE CAP)
  Class A                                                       $651       $976      $1,324     $2,302
  Class B (assuming sale of all shares at end of period)         683        981       1,406      2,284
  Class B (assuming no sale of shares)                           183        681       1,206      2,284
  Class C (assuming sale of all shares at end of period)         381        774       1,294      2,718
  Class C (assuming no sale of shares)                           281        774       1,294      2,718
  Class Y                                                         82        373         687      1,576

                            EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------
                                                   Maximum Front-End
                                                  Sales Charge (Load)
                               Maximum Sales          Imposed on
                               Charge (Load)           Purchases             Maximum Contingent
 Fund Names & Classes of    (as a % of offering   (as a % of offering   Deferred Sales Charge (Load)   Exchange
         Shares                   price)                price)           (as a % of offering price)       Fee
----------------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH
          FUND
        Class A                5.50%                 5.50%                    None                       None
        Class B                5.00%                  None                   5.00%                       None
        Class C                2.00%                 1.00%                   1.00%                       None
        Class Y                 None                  None                    None                       None
----------------------------------------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES(1)
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                              Management Fee
                                           Distribution and                  Total Annual       Waivers &
      Fund Names &           Management        Service           Other      Fund Operating       Expense            Net
    Classes of Shares           Fees         (12b-1) Fees     Expenses(2)      Expenses       Reimbursements    Expenses(3)
---------------------------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH
          FUND
        Class A              0.70%           0.25%             1.24%            2.19%             1.14%            1.05%
        Class B              0.70%           1.00%             1.24%            2.94%             1.14%            1.80%
        Class C              0.70%           1.00%             1.24%            2.94%             1.14%            1.80%
        Class Y              0.70%            None             1.24%            1.94%             1.14%            0.80%
---------------------------------------------------------------------------------------------------------------------------

(1) The operating expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2001, but have been restated to reflect the Fund's current fees. The Class B shares and Class C shares are new classes of shares, so the operating expenses for these classes are based on estimated expenses for the Fund's current fiscal year.

(2)  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.

(3) UNDER THE PERMANENT EXPENSE CAP -- the Advisor has contracted to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 0.80% of each class of shares of the Fund. UNDER THE ONE-YEAR CONTRACTUAL EXPENSE CAP -- the Advisor will agree to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 0.80% of each class of shares of the Fund for a period of one year from July 1, 2002 to June 30, 2003.

Examples:
-------------------------------------------------------------------------------------------------------
                                                               1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND (WITH PERMANENT EXPENSE CAP)
  Class A                                                       $651      $  866     $1,098     $1,762
  Class B (assuming sale of all shares at end of period)         683         866      1,175      1,738
  Class B (assuming no sale of shares)                           183         566        975      1,738
  Class C (assuming sale of all shares at end of period)         381         661      1,065      2,195
  Class C (assuming no sale of shares)                           281         661      1,065      2,195
  Class Y                                                         82         255        444        990
UBS U.S. LARGE CAP GROWTH FUND (WITH ONE YEAR CONTRACTUAL
EXPENSE CAP)
  Class A                                                       $651      $1,094     $1,561     $2,850
  Class B (assuming sale of all shares at end of period)         683       1,102      1,647      2,839
  Class B (assuming no sale of shares)                           183         803      1,447      2,839
  Class C (assuming sale of all shares at end of period)         381         894      1,533      3,248
  Class C (assuming no sale of shares)                           281         894      1,533      3,248
  Class Y                                                         82         498        941      2,172

                            EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------
                                                   Maximum Front-End
                                                  Sales Charge (Load)
                               Maximum Sales          Imposed on
                               Charge (Load)           Purchases             Maximum Contingent
 Fund Names & Classes of    (as a % of offering   (as a % of offering   Deferred Sales Charge (Load)   Exchange
         Shares                   price)                price)           (as a % of offering price)       Fee
----------------------------------------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH
          FUND
        Class A                5.50%                 5.50%                    None                       None
        Class B                5.00%                  None                   5.00%                       None
        Class C                2.00%                 1.00%                   1.00%                       None
        Class Y                 None                  None                    None                       None
----------------------------------------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES(1)
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                              Management Fee
                                           Distribution and                  Total Annual       Waivers &
      Fund Names &           Management        Service           Other      Fund Operating       Expense            Net
    Classes of Shares           Fees         (12b-1) Fees     Expenses(2)      Expenses       Reimbursements    Expenses(3)
---------------------------------------------------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH
          FUND
        Class A              1.00%           0.25%             0.39%            1.64%             0.24%            1.40%
        Class B              1.00%           1.00%             0.39%            2.39%             0.24%            2.15%
        Class C              1.00%           1.00%             0.39%            2.39%             0.24%            2.15%
        Class Y              1.00%            None             0.39%            1.39%             0.24%            1.15%
---------------------------------------------------------------------------------------------------------------------------

(1) The operating expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2001, but have been restated to reflect the Fund's current fees. The Class B shares and Class C shares are new classes of shares, so the operating expenses for these classes are based on estimated expenses for the Fund's current fiscal year.

(2)  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.

(3) UNDER THE PERMANENT EXPENSE CAP -- the Advisor has contracted to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 1.15% of each class of shares of the Fund. UNDER THE ONE-YEAR CONTRACTUAL EXPENSE CAP -- the Advisor will agree to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 1.15% of each class of shares of the Fund for a period of one year from July 1, 2002 to June 30, 2003.

Examples:
-------------------------------------------------------------------------------------------------------
                                                               1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH FUND (WITH PERMANENT EXPENSE CAP)
  Class A                                                       $685      $  969     $1,274     $2,137
  Class B (assuming sale of all shares at end of period)         718         973      1,354      2,117
  Class B (assuming no sale of shares)                           218         673      1,154      2,117
  Class C (assuming sale of all shares at end of period)         416         766      1,243      2,558
  Class C (assuming no sale of shares)                           316         766      1,243      2,558
  Class Y                                                        117         365        633      1,398
UBS U.S. SMALL CAP GROWTH FUND (WITH ONE YEAR CONTRACTUAL
EXPENSE CAP)
  Class A                                                       $685      $1,107     $1,371     $2,368
  Class B (assuming sale of all shares at end of period)         718       1,023      1,454      2,350
  Class B (assuming no sale of shares)                           218         723      1,254      2,350
  Class C (assuming sale of all shares at end of period)         416         815      1,341      2,781
  Class C (assuming no sale of shares)                           316         815      1,341      2,781
  Class Y                                                        117         416        738      1,648

                            EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------
                                                   Maximum Front-End
                                                  Sales Charge (Load)
                               Maximum Sales          Imposed on
                               Charge (Load)           Purchases             Maximum Contingent
 Fund Names & Classes of    (as a % of offering   (as a % of offering   Deferred Sales Charge (Load)   Exchange
         Shares                   price)                price)           (as a % of offering price)       Fee
----------------------------------------------------------------------------------------------------------------
  UBS U.S. EQUITY FUND
        Class A                5.50%                 5.50%                    None                       None
        Class B                5.00%                  None                   5.00%                       None
        Class C                2.00%                 1.00%                   1.00%                       None
        Class Y                 None                  None                    None                       None
----------------------------------------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES(1)
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                              Management Fee
                                           Distribution and                  Total Annual       Waivers &
      Fund Names &           Management        Service           Other      Fund Operating       Expense            Net
    Classes of Shares           Fees         (12b-1) Fees     Expenses(2)      Expenses       Reimbursements    Expenses(3)
---------------------------------------------------------------------------------------------------------------------------
  UBS U.S. EQUITY FUND
        Class A              0.70%           0.25%             0.22%            1.17%             0.12%            1.05%
        Class B              0.70%           1.00%             0.22%            1.92%             0.12%            1.80%
        Class C              0.70%           1.00%             0.22%            1.92%             0.12%            1.80%
        Class Y              0.70%            None             0.22%            0.92%             0.12%            0.80%
---------------------------------------------------------------------------------------------------------------------------

(1) The operating expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2001, but have been restated to reflect the Fund's current fees. The Class B shares and Class C shares are new classes of shares, so the operating expenses for these classes are based on estimated expenses for the Fund's current fiscal year.

(2)  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.

(3) UNDER THE PERMANENT EXPENSE CAP -- the Advisor has contracted to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 0.80% of each class of shares of the Fund. UNDER THE ONE-YEAR CONTRACTUAL EXPENSE CAP -- the Advisor will agree to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 0.80% of each class of shares of the Fund for a period of one year from July 1, 2002 to June 30, 2003.

Examples:
-------------------------------------------------------------------------------------------------------
                                                               1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
UBS U.S. EQUITY FUND (WITH PERMANENT EXPENSE CAP)
  Class A                                                       $651       $866      $1,098     $1,762
  Class B (assuming sale of all shares at end of period)         683        866       1,175      1,738
  Class B (assuming no sale of shares)                           183        566         975      1,738
  Class C (assuming sale of all shares at end of period)         381        661       1,065      2,195
  Class C (assuming no sale of shares)                           281        661       1,065      2,195
  Class Y                                                         82        255         444        990
UBS U.S. EQUITY FUND (WITH ONE YEAR CONTRACTUAL EXPENSE CAP)
  Class A                                                       $651       $890      $1,147     $1,882
  Class B (assuming sale of all shares at end of period)         683        891       1,126      1,859
  Class B (assuming no sale of shares)                           183        591       1,026      1,859
  Class C (assuming sale of all shares at end of period)         381        686       1,115      2,311
  Class C (assuming no sale of shares)                           281        686       1,115      2,311
  Class Y                                                         82        281         498      1,120

                            EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------
                                                   Maximum Front-End
                                                  Sales Charge (Load)
                               Maximum Sales          Imposed on
                               Charge (Load)           Purchases             Maximum Contingent
 Fund Names & Classes of    (as a % of offering   (as a % of offering   Deferred Sales Charge (Load)   Exchange
         Shares                   price)                price)           (as a % of offering price)       Fee
----------------------------------------------------------------------------------------------------------------
   UBS U.S. BOND FUND
        Class A                4.50%                 4.50%                    None                       None
        Class B                5.00%                  None                   5.00%                       None
        Class C                1.75%                 1.00%                   0.75%                       None
        Class Y                 None                  None                    None                       None
----------------------------------------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES(1)
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                              Management Fee
                                           Distribution and                  Total Annual       Waivers &
      Fund Names &           Management        Service           Other      Fund Operating       Expense            Net
    Classes of Shares           Fees         (12b-1) Fees     Expenses(2)      Expenses       Reimbursements    Expenses(3)
---------------------------------------------------------------------------------------------------------------------------
   UBS U.S. BOND FUND
        Class A              0.50%           0.25%             0.25%            1.00%             0.15%            0.85%
        Class B              0.50%           1.00%             0.25%            1.75%             0.15%            1.60%
        Class C              0.50%           0.75%             0.25%            1.50%             0.15%            1.35%
        Class Y              0.50%            None             0.25%            0.75%             0.15%            0.60%
---------------------------------------------------------------------------------------------------------------------------

(1) The operating expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2001, but have been restated to reflect the Fund's current fees. The Class B shares and Class C shares are new classes of shares, so the operating expenses for these classes are based on estimated expenses for the Fund's current fiscal year.

(2)  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.

(3) UNDER THE PERMANENT EXPENSE CAP -- the Advisor has contracted to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 0.60% of each class of shares of the Fund. UNDER THE ONE-YEAR CONTRACTUAL EXPENSE CAP -- the Advisor will agree to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 0.60% of each class of shares of the Fund for a period of one year from July 1, 2002 to June 30, 2003.

Examples:
-------------------------------------------------------------------------------------------------------
                                                               1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
UBS U.S. BOND FUND (WITH PERMANENT EXPENSE CAP)
  Class A                                                       $533       $709      $  900     $1,452
  Class B (assuming sale of all shares at end of period)         663        805       1,071      1,514
  Class B (assuming no sale of shares)                           163        505         871      1,514
  Class C (assuming sale of all shares at end of period)         311        523         832      1,708
  Class C (assuming no sale of shares)                           236        523         832      1,708
  Class Y                                                         61        192         335        750
UBS U.S. BOND FUND (WITH ONE YEAR CONTRACTUAL EXPENSE CAP)
  Class A                                                       $533       $740      $  964     $1,607
  Class B (assuming sale of all shares at end of period)         663        836       1,135      1,669
  Class B (assuming no sale of shares)                           163        536         935      1,669
  Class C (assuming sale of all shares at end of period)         311        555         396      1,860
  Class C (assuming no sale of shares)                           236        555         896      1,860
  Class Y                                                         61        225         402        916

                            EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------
                                                   Maximum Front-End
                                                  Sales Charge (Load)
                               Maximum Sales          Imposed on
                               Charge (Load)           Purchases             Maximum Contingent
 Fund Names & Classes of    (as a % of offering   (as a % of offering   Deferred Sales Charge (Load)   Exchange
         Shares                   price)                price)           (as a % of offering price)       Fee
----------------------------------------------------------------------------------------------------------------
  UBS HIGH YIELD FUND
        Class A                4.50%                 4.50%                    None                       None
        Class B                5.00%                  None                   5.00%                       None
        Class C                1.75%                 1.00%                   0.75%                       None
        Class Y                 None                  None                    None                       None
----------------------------------------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES(1)
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                              Management Fee
                                           Distribution and                  Total Annual       Waivers &
      Fund Names &           Management        Service           Other      Fund Operating       Expense            Net
    Classes of Shares           Fees         (12b-1) Fees     Expenses(2)      Expenses       Reimbursements    Expenses(3)
---------------------------------------------------------------------------------------------------------------------------
   UBS HIGH YIELD FUND
        Class A              0.60%           0.25%             0.34%            1.19%             0.24%            0.95%
        Class B              0.60%           1.00%             0.34%            1.94%             0.24%            1.70%
        Class C              0.60%           0.75%             0.34%            1.69%             0.24%            1.45%
        Class Y              0.60%            None             0.34%            0.94%             0.24%            0.70%
---------------------------------------------------------------------------------------------------------------------------

(1) The operating expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2001, but have been restated to reflect the Fund's current fees. The Class B shares and Class C shares are new classes of shares, so the operating expenses for these classes are based on estimated expenses for the Fund's current fiscal year.

(2)  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.

(3) UNDER THE PERMANENT EXPENSE CAP -- the Advisor has contracted to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 0.70% of each class of shares of the Fund. UNDER THE ONE-YEAR CONTRACTUAL EXPENSE CAP -- the Advisor will agree to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 0.70% of each class of shares of the Fund for a period of one year from July 1, 2002 to June 30, 2003.

Examples:
-------------------------------------------------------------------------------------------------------
                                                               1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
UBS HIGH YIELD FUND (WITH PERMANENT EXPENSE CAP)
  Class A                                                       $543       $739      $  952     $1,564
  Class B (assuming sale of all shares at end of period)         673        836       1,123      1,627
  Class B (assuming no sale of shares)                           173        536         923      1,627
  Class C (assuming sale of all shares at end of period)         321        554         884      1,818
  Class C (assuming no sale of shares)                           246        554         884      1,818
  Class Y                                                         72        224         390        871
UBS HIGH YIELD FUND (WITH ONE YEAR CONTRACTUAL EXPENSE CAP)
  Class A                                                       $543       $788      $1,053     $1,808
  Class B (assuming sale of all shares at end of period)         673        886       1,225      1,871
  Class B (assuming no sale of shares)                           173        586       1,025      1,871
  Class C (assuming sale of all shares at end of period)         321        604         986      2,058
  Class C (assuming no sale of shares)                           246        604         986      2,058
  Class Y                                                         72        276         497      1,133

                            EXPENSES AND FEE TABLES

                        SHAREHOLDER TRANSACTION EXPENSES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Redemption Fee
                                                   Maximum Front-End                                                 (as a % of
                                                  Sales Charge (Load)                                                  amount
                               Maximum Sales          Imposed on                                                      redeemed
                               Charge (Load)           Purchases             Maximum Contingent                    within 90 days
 Fund Names & Classes of    (as a % of offering   (as a % of offering   Deferred Sales Charge (Load)   Exchange    of purchase, if
         Shares                   price)                price)           (as a % of offering price)       Fee        applicable)
----------------------------------------------------------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY
          FUND
        Class A                5.50%                 5.50%                    None                       None           1.00%
        Class B                5.00%                  None                   5.00%                       None           None
        Class C                2.00%                 1.00%                   1.00%                       None           None
        Class Y                 None                  None                    None                       None           1.00%
----------------------------------------------------------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES(1)
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                              Management Fee
                                           Distribution and                  Total Annual       Waivers &
      Fund Names &           Management        Service           Other      Fund Operating       Expense            Net
    Classes of Shares           Fees         (12b-1) Fees     Expenses(2)      Expenses       Reimbursements    Expenses(3)
---------------------------------------------------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY
          FUND
        Class A              0.80%           0.25%             0.19%            1.24%             0.00%            1.24%
        Class B              0.80%           1.00%             0.19%            1.99%             0.00%            1.99%
        Class C              0.80%           1.00%             0.19%            1.99%             0.00%            1.99%
        Class Y              0.80%            None             0.19%            0.99%             0.00%            0.99%
---------------------------------------------------------------------------------------------------------------------------

(1) The operating expenses shown for the Class A shares and Class Y shares are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2001, but have been restated to reflect the Fund's current fees. The Class B shares and Class C shares are new classes of shares, so the operating expenses for these classes are based on estimated expenses for the Fund's current fiscal year.

(2)  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.

(3) UNDER THE PERMANENT EXPENSE CAP -- the Advisor has contracted to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 1.00% of each class of shares of the Fund. UNDER THE ONE-YEAR CONTRACTUAL EXPENSE CAP -- the Advisor will agree to waive its fees and reimburse certain expenses so that total operating expenses of the Fund, exclusive of 12b-1 fees, do not exceed 1.00% of each class of shares of the Fund for a period of one year from July 1, 2002 to June 30, 2003.

Examples:
-------------------------------------------------------------------------------------------------------
                                                               1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY FUND (WITH PERMANENT EXPENSE CAP)
  Class A                                                       $669       $922      $1,194     $1,967
  Class B (assuming sale of all shares at end of period)         702        924       1,273      1,946
  Class B (assuming no sale of shares)                           202        624       1,073      1,946
  Class C (assuming sale of all shares at end of period)         400        718       1,162      2,394
  Class C (assuming no sale of shares)                           300        718       1,162      2,394
  Class Y                                                        101        315         547      1,213
UBS INTERNATIONAL EQUITY FUND (WITH ONE YEAR CONTRACTUAL
EXPENSE CAP)
  Class A                                                       $669       $922      $1,194     $1,967
  Class B (assuming sale of all shares at end of period)         702        924       1,273      1,946
  Class B (assuming no sale of shares)                           202        624       1,073      1,946
  Class C (assuming sale of all shares at end of period)         400        718       1,162      2,394
  Class C (assuming no sale of shares)                           300        718       1,162      2,394
  Class Y                                                        101        315         547      1,213

                                                                       EXHIBIT C

         CURRENT INVESTMENT ADVISORY AGREEMENT FOR UBS GLOBAL BOND FUND

                         INVESTMENT ADVISORY AGREEMENT

    AGREEMENT made this 25th day of April, 1995 by and between The Brinson Funds, a Delaware business trust (the "Trust") and Brinson Partners, Inc., a Delaware corporation (the "Advisor").

    1. DUTIES OF THE ADVISOR. The Trust hereby appoints the Advisor to act as investment advisor to the Brinson Global Bond Fund (the "Series") for the period and on such terms set forth in this Agreement. The Trust employs the Advisor to manage the investment and reinvestment of the assets of the Series, to continuously review, supervise and administer the investment program of the Series, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Advisor's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Advisor's discharge of the foregoing responsibilities. The Advisor shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Trust's Prospectus and Statement of Additional Information. The Advisor accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. With respect to foreign securities, at its own expense, the Advisor may obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it may not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

    2. PORTFOLIO TRANSACTIONS. The Advisor shall provide the Series with a trading department and with respect to foreign securities, the Advisor is authorized to utilize the trading department of its foreign subsidiaries. The Advisor shall select, and with respect to its foreign subsidiaries, shall monitor the selection of, the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Series are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Advisor, it is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Series, or be in breach of any obligation owing to the Trust or in respect of the Series under this Agreement, or otherwise, solely by reason of its having caused the Series to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Series in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Advisor's overall responsibilities with respect to the accounts, including the Series, as to which it exercises investment discretion. The Advisor will promptly communicate to the officers and directors of the Trust such information relating to the Series transactions as they may reasonably request.

    3. COMPENSATION OF THE ADVISOR. For the services to be rendered by the Advisor as provided in Sections 1 and 2 of this Agreement, the Series shall pay to the Advisor within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.75% of the Series' average daily net assets for the month.

    In the event of termination of this Agreement, the fee provided in this
Section 3 shall be paid on a pro rata basis, based on the number of days when this Agreement was in effect.

    4. REPORTS. The Series and the Advisor agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

    5. STATUS OF ADVISOR. The services of the Advisor to the Series are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Series are not impaired thereby.

    6. LIABILITY OF ADVISOR. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Advisor of its obligations and duties hereunder, the Advisor shall not be subject to any liability whatsoever to the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

    7. DURATION AND TERMINATION. This Agreement shall become effective on April 25, 1995 provided that first it is approved by the Board of Trustees of the Trust, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in
Section 15(c) of the Investment Company Act of 1940, and by the holders of a majority of the outstanding voting securities of the Series; and shall continue in effect until April 25, 1997. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by: (i) the Trust's Board of Trustees; or (ii) the vote of a majority of the outstanding voting securities of the Series; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the Investment Company Act of 1940. This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Series on 60 days' written notice to the Advisor. This Agreement may be terminated by the Advisor at any time, without the payment of any penalty, upon 60 days' written notice to the Trust. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

    As used in this Section 7, the terms "assignment," "interested person," and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

    8. NAME OF ADVISOR. The parties agree that the Advisor has a proprietary interest in the name "Brinson," and the Trust agrees to promptly take such action as may be necessary to delete from its corporate name and/or the name of the Series any reference to the name of the Advisor promptly after receipt from the Advisor of a written request therefor.

    9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 25th day of April, 1995.

Attest:                                        THE BRINSON FUNDS

By:  /s/ Bruce G. Leto                         By:  /s/ E. Thomas McFarlan
                                               ------------------------------------------
------------------------------------------         E. Thomas McFarlan
    Bruce G. Leto                                  President
    Secretary

Attest:                                        BRINSON PARTNERS, INC.

By:  /s/ Michael J. Jacobs                     By:  /s/ Samuel W. Anderson
                                               ------------------------------------------
------------------------------------------         Samuel W. Anderson
    Michael J. Jacobs                              Vice President
    Assistant Secretary

                                                                       EXHIBIT D

              PROPOSED INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS

                         INVESTMENT ADVISORY AGREEMENT

    AGREEMENT made this    day of          , 2002, by and between The UBS Funds,
a Delaware business trust (the "Trust") and UBS Asset Management (Americas) Inc., a Delaware corporation (the "Advisor").

    1.  DUTIES OF THE ADVISOR.  The Trust hereby appoints the Advisor to act as
investment advisor to the         Fund (the "Series") for the period and on such
terms set forth in this Agreement. The Trust employs the Advisor to manage the investment and reinvestment of the assets of the Series, to continuously review, supervise and administer the investment program of the Series, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Advisor's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Advisor's discharge of the foregoing responsibilities. The Advisor shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Trust's Prospectus and Statement of Additional Information. The Advisor accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. With respect to foreign securities, at its own expense, the Advisor may obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, and may obtain investment services from the investment advisory personnel of its affiliates located throughout the world to the extent permitted under interpretations of the federal securities laws.

    2. PORTFOLIO TRANSACTIONS. The Advisor shall provide the Series with a trading department, and with respect to foreign securities, the Advisor is authorized to utilize the trading departments of its foreign affiliates. The Advisor shall select, and with respect to its foreign affiliates or the use of any sub-advisors, shall monitor the selection of, the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Series are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Advisor, it is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Series, or be in breach of any obligation owing to the Trust or in respect of the Series under this Agreement, or otherwise, solely by reason of its having caused the Series to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Series in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Advisor's overall responsibilities with respect to the Series and to other funds and advisory accounts for which the Advisor or any Sub-Advisor, as defined in Section 8 hereof, exercises investment discretion. The Advisor will promptly communicate to the officers and directors of the Trust such information relating to the Series transactions as they may reasonably request.

    3. COMPENSATION OF THE ADVISOR. For the services to be rendered by the Advisor as provided in Sections 1 and 2 of this Agreement, the Series shall pay to the Advisor within five business days after the end of each calendar month, a
monthly fee of one twelfth of    % of the Series' average daily net assets for
the month.

    In the event of termination of this Agreement, the fee provided in this
Section 3 shall be paid on a pro rata basis, based on the number of days when this Agreement was in effect.

    4. REIMBURSEMENT OF FEE WAIVERS AND EXPENSE REIMBURSEMENTS. If on any day during which this Agreement is in effect, the estimated annualized Operating Expenses (as defined below) of the Series for that day are less than the Operating Expense Limit (as defined below), the Advisor shall be entitled to reimbursement by the Series of the investment management fees waived or reduced, and of any expense reimbursements or similar payments remitted by the Advisor to the Series pursuant to the Advisor's agreement to limit the Series' Operating Expenses (the "Reimbursement Amount") during any of the previous three (3) years, to the extent that the Series' annualized Operating Expenses, plus the amount so reimbursed, equals, for such day, the Operating Expense Limit, provided that such amount paid to the Advisor will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed by the Series to the Advisor. For purposes of this Section 4: (i) "Operating Expenses" shall include the ordinary operating expenses incurred by the Series in any fiscal year, including, without limitation, management fees paid to the Advisor, but excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses not incurred in the ordinary course of the Series' business; and (ii) "Operating Expense Limit" shall mean the rate of the "Total Expense Limit" as a percentage of average daily net assets of the Series as stated in the then current registration statement of the Series, plus any distribution service fees under Rule 12b-1 under the Investment Company Act of 1940 and/or shareholder service fees as described in the then current registration statement of the Series, as determined from time to time by the Board of Trustees of the Trust.

    5. REPORTS. The Series and the Advisor agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

    6. STATUS OF ADVISOR. The services of the Advisor to the Series are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Series are not impaired thereby.

    7. LIABILITY OF ADVISOR. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Advisor of its obligations and duties hereunder, the Advisor shall not be subject to any liability whatsoever to the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

    8. DELEGATION OF RESPONSIBILITIES TO SUB-ADVISORS. The Advisor may, at its expense, select and contract with one or more affiliated or unaffiliated investment advisors registered under the Investment Advisers Act of 1940 ("Sub-Advisors") to perform some or all of the services for the Series for which it is responsible under this Agreement. The Advisor will compensate any Sub-Advisor for its services to the Series. The Advisor may terminate the services of any Sub-Advisor at any time in its sole discretion, and shall at such time assume the responsibility of such Sub-Advisor unless and until a successor Sub-Advisor is selected and the requisite approval of all of the Series' shareholders is obtained. The Advisor will continue to have responsibility for all advisory services furnished by any Sub-Advisor.

    9.  DURATION AND TERMINATION.  This Agreement shall become effective on
           , 2002 provided that first it is approved by the Board of Trustees of the Trust, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in
Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") and by the holders of a majority of the outstanding voting securities of the
Series; and shall continue in effect until            , 2004. Thereafter, this
Agreement may continue in effect only if such continuance is approved at least annually by: (i) the Trust's Board of Trustees; or (ii) by the vote of a majority of the outstanding voting securities of the Series; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in
Section 15(c) of the 1940 Act. This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Series on 60 days' written notice to the Advisor. This Agreement may be terminated by the Advisor at any time, without the payment of any penalty, upon 60 days' written notice to the Trust. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

    As used in this Section 9, the terms "assignment," "interested person," and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

    10. NAME OF ADVISOR. The parties agree that the Advisor has a proprietary interest in the name "UBS," and the Trust agrees to promptly take such action as may be necessary to delete from its corporate name and/or the name of the Series any reference to the name of the Advisor promptly after receipt from the Advisor of a written request therefor.

    11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
executed as of this    day of            , 2002.

Attest:                                        THE UBS FUNDS

By:                                            By:
                                               ------------------------------------------
------------------------------------------         Name
    Name                                           Title
    Title

Attest:                                        UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

By:                                            By:
                                               ------------------------------------------
------------------------------------------         Name
    Name                                           Title
    Title

PROXY CARD                    THE UBS FUNDS PROXY                     PROXY CARD

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - JUNE 19, 2002


The undersigned shareholders of the series of The UBS Funds listed herein (the "Fund(s)"), hereby appoint David Goldenberg, Rita Rubin and Marissa Duran-Cruz, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund(s) which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 19, 2002, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York, NY 10019-6114, and at any adjournment thereto.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (THE "BOARD") OF THE UBS FUNDS (THE "TRUST"). THE PROXIES NAMED WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN ACCORDANCE WITH THE CHOICES MADE ON THIS BALLOT. IF NO CHOICE IS INDICATED AS TO THE ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

                         VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                         VOTE VIA FAX: 1-888-796-9932



                                        CONTROL NUMBER:


                                             NOTE: Please sign this proxy
                                             exactly as your name appears on the
                                             books of the Trust. Joint owners
                                             should each sign personally.
                                             Directors and other fiduciaries
                                             should indicate the capacity in
                                             which they sign, and where more
                                             than one name appears, a majority
                                             must sign. If a corporation, this
                                             signature should be that of an
                                             authorized officer who should state
                                             his or her title.


                                             -----------------------------------
                                             Signature



                                             -----------------------------------
                                             Signature of joint owner, if any



                                             -----------------------------------
                                             Date                12430_PRT



   FUND                                   FUND
   Global Balanced          2652.8576     Global Equity            1026.8572
   Global Technology       57858.6495     Global Biotech           3365.9812
   Global Bond               103.0851     U.S. Balanced            9658.0602
   U.S. Large Cap Equity    7023.0960     U.S. Large Cap Growth   85269.9172
   U.S. Small Cap Growth    8987.0760     U.S. Equity              8569.3472
   U.S. Bond               45627.0710     High Yield                 95.8672
   International Equity    43506.0960     U.S. Value Equity          45.1172

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted FOR each such proposal.
PLEASE MARK VOTES AS IN THIS EXAMPLE: /X/



/ / To vote FOR all Funds on ALL Proposals mark this box. (No other vote is necessary.)


1.   To elect four Trustees to the Board of the Trust.

                                                                          FOR
                                                     FOR     WITHHOLD     ALL
                                                     ALL       ALL       EXCEPT
   01   Walter E. Auch       02   Frank K. Reilly    / /       / /        / /
   03   Edward M. Roob       04   Brian M. Storms

If you do not wish your shares to be voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided below.


--------------------------------------------------------------------------------


2.   To approve the elimination of the permanent expense cap for the Fund.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Technology              / /          / /          / /
Global Biotech                 / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Large Cap Growth          / /          / /          / /
U.S. Small Cap Growth          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
High Yield                     / /          / /          / /
International Equity           / /          / /          / /



3. To approve an amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and UBS Global Asset Management (Americas) Inc.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Technology              / /          / /          / /
Global Biotech                 / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Large Cap Growth          / /          / /          / /
U.S. Small Cap Growth          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
High Yield                     / /          / /          / /
International Equity           / /          / /          / /
U.S. Value Equity              / /          / /          / /

4.   To make amendments to the Fund's fundamental investment restrictions:


4(a). To amend the Fund's fundamental investment restriction regarding borrowing.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
International Equity           / /          / /          / /



4(b). To amend the Fund's fundamental investment restriction regarding underwriting.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
International Equity           / /          / /          / /



4(c). To amend the Fund's fundamental investment restriction regarding lending.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
International Equity           / /          / /          / /



4(d). To amend the Fund's fundamental investment restriction regarding investments in real estate.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
International Equity           / /          / /          / /



4(e). To amend the Fund's fundamental investment restriction regarding investments in commodities.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
International Equity           / /          / /          / /



4(f). To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
International Equity           / /          / /          / /



4(g). To amend the Fund's fundamental investment restriction regarding industry concentration.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
International Equity           / /          / /          / /



4(h). To amend the Fund's fundamental investment restriction regarding diversification.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Bond                      / /          / /          / /



5.   To eliminate certain fundamental investment restrictions of the Fund:


5(a). To eliminate the Fund's fundamental investment restriction regarding investing for control or management.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
International Equity           / /          / /          / /



5(b). To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
International Equity           / /          / /          / /



5(c). To eliminate the Fund's fundamental investment restriction regarding investing in unseasoned issuers.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
International Equity           / /          / /          / /



5(d). To eliminate the Fund's fundamental investment restriction regarding investments in other investment companies.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
International Equity           / /          / /          / /

5(e). To eliminate the Fund's fundamental investment restriction regarding investments in puts, calls and straddles.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
International Equity           / /          / /          / /



5(f). To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases.


                               FOR       AGAINST       ABSTAIN
Global Balanced                / /          / /          / /
Global Equity                  / /          / /          / /
Global Bond                    / /          / /          / /
U.S. Balanced                  / /          / /          / /
U.S. Large Cap Equity          / /          / /          / /
U.S. Equity                    / /          / /          / /
U.S. Bond                      / /          / /          / /
International Equity           / /          / /          / /



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